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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05309

First American Investment Funds, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   September 30

Date of reporting period:  September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

2004 Annual Report

TAX FREE INCOME FUNDS

First American Tax Free Income Funds

First American Tax Free Income Funds are comprised of tax-exempt bonds, which are debt obligations issued by state and local governments, school districts, hospitals, and various other public entities to raise money for projects and services.

Like tax-exempt bonds, tax-free income funds (also known as municipal bond funds) provide income that is typically free from federal taxes. In some cases the income may be exempt from state and local taxes as well.

TABLE OF CONTENTS

Message to Shareholders
Report of Independent Registered Public Accounting Firm
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Notice to Shareholders

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the state and/or federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS  November 15, 2004

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2004.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Virginia L. Stringer	/s/ Thomas S. Schreier
Virginia L. Stringer	Thomas S. Schreier, Jr.
Chairperson of the Board	President
First American Investment Funds, Inc.	First American Investment Funds, Inc.

Arizona Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Arizona Tax Free Fund, Class Y shares, returned 5.85% for the fiscal year (Class A shares returned 5.50% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index*, returned 4.60%. Performance for the Fund's peer group, the Lipper Arizona Municipal Debt Funds Category Average, was 4.23%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure, credit quality, and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) with an emphasis on longer-term and shorter-term maturities. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligation bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare and housing.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in BBB and nonrated positions throughout the year, which had a positive impact on performance. One of the more significant positive impacts to performance was the prerefunding of a nonrated bond. The prepayment of the bond effectively eliminates credit risk resulting in price appreciation and shortens the duration of the bond.

What did not work for the Fund and why?

General obligation bonds negatively impacted performance as this sector broadly underperformed.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we gradually reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	74.6%
General Obligations	21.3%
Certificates of Participation	1.7%
Cash Equivalents	1.2%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	50.8%
AA/Aa	15.8%
A	17.9%
BBB/Baa	5.9%
Nonrated	9.6%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Arizona Tax Free fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception[4]
	1 year	2/1/2000
Average annual return with sales charge (POP)
Class A	1.04%	6.83%
Class C	4.17%	7.40%
Average annual return without sales charge (NAV)
Class A	5.50%	7.82%
Class C	5.17%	7.40%
Class Y	5.85%	8.10%
Lehman Municipal Bond Index[3]	4.60%	7.55%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

4  The performance since inception of the index for each class is calculated from the previous month end prior to the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Arizona Tax Free fund continued

Expense Example

As a shareholder of the Arizona Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,014.40	$3.78
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class C Actual	$1,000.00	$1,012.40	$5.79
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class Y Actual	$1,000.00	$1,015.70	$2.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53

1Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

California Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American California Intermediate Tax Free Fund, Class Y shares, returned 3.51% for the fiscal year (Class A shares returned 3.36% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 3.32%. Performance for the Fund's peer group, the Lipper California Intermediate Municipal Debt Funds Category Average, was 2.82%.

How did general economic and market conditions
affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

California's credit ratings and the value of its municipal debt had a volatile 12 months. By September, California managed to recapture an A rating from the three major rating agencies (Standard & Poor's, Moody's, and Fitch). All three agencies cited an improved liquidity outlook as a result of the sale of economic recovery bonds earlier in the year and a partial recovery in state tax revenues.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure, sector selection, and exposure to the state's general obligations and other state-backed bonds.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by de-emphasizing securities in the maturity range of two to five years. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined),  securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

General obligation bonds had a positive impact on performance. These bonds typically participate nicely in market rallies and reflect generally improved perceptions of the health of state and local governments. Exposure to state-backed bonds had a positive impact on performance due to the upgrade of the state's credit rating. The healthcare sector was also a positive contributor to performance and is generally comprised of lower-rated investment-grade names.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund added holdings in various A and nonrated names throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

Shorter maturity bonds, while still posting positive returns, generally underperformed longer maturities due to the flattening of the yield curve.

What strategic moves were made by the Fund and why?

Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	67.8%
General Obligations	22.3%
Certificates of Participation	5.9%
Cash Equivalents	2.9%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	50.9%
AA/Aa	6.9%
A	24.8%
BBB/Baa	12.7%
Nonrated	4.7%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

California Intermediate Tax Free fund continued

Annualized Performance1  as of September 30, 2004

			Since Inception[3]
	1 year	5 years	8/8/1997
Average annual return with sales charge (POP)
Class A	1.08%	5.13%	4.75%
Average annual return without sales charge (NAV)
Class A	3.36%	5.62%	5.08%
Class Y	3.51%	5.74%	5.17%
Lehman 7-Year Municipal Bond Index[2]	3.32%	6.41%	5.85%

Value of a $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

3  The performance since inception of the index for each class is calculated from the month end following the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

California Intermediate Tax Free fund continued

Expense Example

As a shareholder of the California Intermediate Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,012.80	$4.28
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class Y Actual	$1,000.00	$1,013.50	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

California Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American California Tax Free Fund, Class Y shares, returned 5.19% for the fiscal year (Class A shares returned 4.93% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index*, returned 4.60%. Performance for the Fund's peer group, the Lipper California Municipal Debt Funds Category Average, was 4.64%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

California's credit ratings and the value of its municipal debt had a volatile 12 months. By September, California managed to recapture an A rating from the three major rating agencies (Standard & Poor's, Moody's, and Fitch). All three agencies cited an improved liquidity outlook as a result of the sale of economic recovery bonds earlier in the year and a partial recovery in state tax revenues.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were portfolio structure, sector selection, and exposure to the state's general obligation bonds.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by emphasizing securities in the longer-term and shorter-term maturities (less than two years). As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

The Fund emphasized revenue bonds vs. general obligation bonds for their additional yield benefits. General obligation bonds did perform nicely, however, as the market rallied over the past year reflecting generally improved perceptions of the health of state and local governments. Exposure to California's general obligation bonds had a positive impact on performance due to the upgrade of the state's credit rating. The healthcare sector was also a positive contributor to performance and is generally comprised of lower-rated investment-grade names.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund added holdings in various BBB and nonrated names throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

Shorter maturity bonds, while still posting positive returns, generally underperformed longer maturities due to the flattening of the yield curve.

What strategic moves were made by the Fund and why?

Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	65.5%
General Obligations	28.4%
Certificates of Participation	3.6%
Cash Equivalents	1.3%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	53.0%
AA/Aa	14.6%
A	15.7%
BBB/Baa	13.0%
Nonrated	3.7%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

California Tax Free fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception[4]
	1 year	2/1/2000
Average annual return with sales charge (POP)
Class A	0.44%	6.89%
Class C	3.52%	7.48%
Average annual return without sales charge (NAV)
Class A	4.93%	7.88%
Class C	4.52%	7.48%
Class Y	5.19%	8.13%
Lehman Municipal Bond Index[3]	4.60%	7.55%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

4  The performance since inception of the index for each class is calculated from the previous month end prior to the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

California Tax Free fund continued

Expense Example

As a shareholder of the California Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,019.70	$3.79
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class C Actual	$1,000.00	$1,016.90	$5.80
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class Y Actual	$1,000.00	$1,020.10	$2.53
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53

1Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Colorado Intermediate Tax Free Fund, Class Y shares, returned 3.29% for the fiscal year (Class A shares returned 3.12% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 3.32%. Performance for the Fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 2.45%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by de-emphasizing securities in the maturity range of two to five years. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund also emphasized longer-term securities, which provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligation bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that most positively impacted performance were healthcare and tollways.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in BBB and nonrated names throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

The Fund remains a high-quality fund with more than 73% in AAA and AA rated bonds. Lower-quality securities outperformed higher-quality securities during the year that detracted from Fund performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's allowable duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	68.2%
General Obligations	22.4%
Certificates of Participation	7.5%
Cash Equivalents	0.6%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	59.2%
AA/Aa	13.9%
A	3.2%
BBB/Baa	11.0%
Nonrated	12.7%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Intermediate Tax Free fund continued

Annualized Performance1  as of September 30, 2004

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	0.75%	5.18%	5.23%
Average annual return without sales charge (NAV)
Class A	3.12%	5.66%	5.47%
Class Y	3.29%	5.77%	5.48%
Lehman 7-Year Municipal Bond Index[2]	3.32%	6.41%	6.29%

Value of a $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Colorado Intermediate Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,009.60	$4.27
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class Y Actual	$1,000.00	$1,009.50	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Colorado Tax Free Fund, Class Y shares, returned 4.87% for the fiscal year (Class A shares returned 4.71% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index*, returned 4.60%. Performance for the Fund's peer group, the Lipper Colorado Municipal Debt Funds Category Average, was 4.19%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure, credit quality, and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) with an emphasis on longer-term and shorter-term maturities. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligation bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare, education, and resource recovery.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in A and nonrated positions throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

General obligation bonds negatively impacted performance as this sector broadly underperformed. Overweighting in the electric and transportation sectors also had a negative impact on the Fund's performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we gradually reduced the duration of the Fund to neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	70.1%
General Obligations	16.2%
Certificates of Participation	12.2%
Cash Equivalents	0.2%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	60.0%
AA/Aa	12.2%
A	10.9%
BBB/Baa	12.8%
Nonrated	4.1%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Tax Free fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception[4]
	1 year	2/1/2000
Average annual return with sales charge (POP)
Class A	0.29%	7.03%
Class C	3.21%	7.61%
Average annual return without sales charge (NAV)
Class A	4.71%	8.02%
Class C	4.21%	7.61%
Class Y	4.87%	8.30%
Lehman Municipal Bond Index[3]	4.60%	7.55%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

4  The performance since inception of the index for each class is calculated from the previous month end prior to the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Tax Free fund continued

Expense Example

As a shareholder of the Colorado Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,016.10	$3.78
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class C Actual	$1,000.00	$1,014.10	$5.79
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class Y Actual	$1,000.00	$1,016.50	$2.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53

1Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free fund

Investment Objective: current income that is exempt from federal income tax to the extent consistent with preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Intermediate Tax Free Fund, Class Y shares, returned 3.22% for the fiscal year (Class A shares returned 3.06% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 3.32%. Performance for the Fund's peer group, the Lipper Intermediate Municipal Debt Funds Category Average, was 2.81%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by de-emphasizing securities in the maturity range of two to five years. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

General obligation bonds had a positive impact on the Fund's performance, partly due to their positioning on the yield curve. These bonds typically participate nicely in market rallies and reflect generally improved perceptions of the health of state and local governments. The healthcare sector was also a positive contributor to performance with its generally lower-rated names.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in BBB and nonrated names throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

The Fund remains a high-quality fund with more than 74% in AAA and AA rated bond. Lower-quality securities outperformed higher-quality securities during the year that detracted from Fund performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-105% of its benchmark to 97%-102% near the end of September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	62.2%
General Obligations	34.9%
Certificates of Participation	1.8%
Cash Equivalents	0.2%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	60.4%
AA/Aa	14.4%
A	12.9%
BBB/Baa	7.6%
Nonrated	4.7%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free fund continued

Annualized Performance1  as of September 30, 2004

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	0.75%	5.27%	5.27%
Average annual return without sales charge (NAV)
Class A	3.06%	5.75%	5.52%
Class Y	3.22%	5.85%	5.55%
Lehman 7-Year Municipal Bond Index[2]	3.32%	6.41%	6.29%

Value of a $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Intermediate Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,009.00	$4.27
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class Y Actual	$1,000.00	$1,009.70	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Minnesota Intermediate Tax Free Fund, Class Y shares, returned 3.10% for the fiscal year (Class A shares returned 3.03% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 3.32%. Performance for the Fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 2.45%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by de-emphasizing securities in the maturity range of two to five years. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined),  securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare, housing, and economic development.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in BBB and nonrated names throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

General obligation bonds negatively impacted performance as this sector broadly underperformed. Higher education and short to intermediate maturities of most sectors also had a negative impact on the Fund's performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	54.2%
General Obligations	42.1%
Certificates of Participation	2.3%
Cash Equivalents	1.1%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	60.3%
AA/Aa	17.2%
A	9.7%
BBB/Baa	5.0%
Nonrated	7.8%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Intermediate Tax Free fund continued

Annualized Performance1  as of September 30, 2004

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	0.71%	5.01%	5.12%
Average annual return without sales charge (NAV)
Class A	3.03%	5.50%	5.36%
Class Y	3.10%	5.57%	5.36%
Lehman 7-Year Municipal Bond Index[2]	3.32%	6.41%	6.29%

Value of a $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Minnesota state and federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Minnesota Intermediate Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,010.00	$4.27
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class Y Actual	$1,000.00	$1,010.80	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Minnesota Tax Free Fund, Class Y shares, returned 4.20% for the fiscal year (Class A shares returned 3.94% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index* returned 4.60%. Performance for the Fund's peer group, the Lipper Minnesota Municipal Debt Funds Objective Average, was 4.13%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth, strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation readings during the early months of the year, led the Fed to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook which led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase bond prices generally decline) with an emphasis on longer-term and shorter-term maturities (less than two years). As short-term interest rates rose throughout the year and the yield curve flattened (the rise in short-term rates was greater than longer-term rates), securities within the two- to five-year maturity range experienced relatively poorer price performance. The emphasis on longer-term securities provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligation bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare, housing, and economic development.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in BBB and nonrated names throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

General obligation bonds negatively impacted performance as this sector broadly underperformed. Higher education and intermediate maturities of most sectors also had a negative impact on the Fund's performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to more of a neutral basis from year-end 2003. Given the outlook for further increases in the Fed Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-105% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	71.6%
General Obligations	24.9%
Cash Equivalents	3.8%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	47.3%
AA/Aa	11.9%
A	18.8%
BBB/Baa	7.7%
Nonrated	14.3%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Tax Free fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception[4]
	1 year	5 years	10 years	8/1/1997	2/1/1999
Average annual return with sales charge (POP)
Class A	(0.45%)	4.95%	5.74%	-	-
Class C	2.54%	5.41%	-	-	4.20%
Average annual return without sales charge (NAV)
Class A	3.94%	5.86%	6.20%	-	-
Class C	3.45%	5.41%	-	-	4.20%
Class Y	4.20%	6.12%	-	5.42%	-
Lehman Municipal Bond Index[3]	4.60%	6.77%	6.77%	5.84%	5.49%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Minnesota state and federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On July 31, 1998, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to July 31, 1998, represents that of the Piper Minnesota Tax-Exempt Fund.

2  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

4  The performance since inception for the index for each class is calculated from the previous month end prior to the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Tax Free fund continued

Expense Example

As a shareholder of the Minnesota Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,008.00	$4.77
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Class C Actual	$1,000.00	$1,006.00	$6.77
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81
Class Y Actual	$1,000.00	$1,010.10	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Missouri Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Missouri Tax Free Fund, Class Y shares, returned 3.77% for the fiscal year (Class A shares returned 3.60% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index*, returned 4.60%. Performance for the Fund's peer group, the Lipper Missouri Municipal Debt Funds Category Average, was 3.70%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by de-emphasizing securities in the maturity range of two to five years. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined),  securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund also emphasized longer-term securities, which provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare, lease appropriation, and economic development.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in BBB and nonrated positions throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

The Fund remains a high-quality fund with more than 91% in AAA and AA rated bonds. Lower-quality securities outperformed higher-quality securities during the year that detracted from Fund performance. Certain bonds with shorter call protection also did not perform well.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	69.9%
General Obligations	28.6%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	50.8%
AA/Aa	40.9%
A	2.6%
BBB/Baa	1.9%
Nonrated	3.8%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Missouri Tax Free fund continued

Annualized Performance1  as of September 30, 2004

			Since Inception
	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(0.81%)	4.97%	5.34%	-
Class C	2.11%	-	-	4.59%
Average annual return without sales charge (NAV)
Class A	3.60%	5.89%	5.79%	-
Class C	3.11%	-	-	4.59%
Class Y	3.77%	6.20%	6.06%	-
Lehman Municipal Bond Index[3]	4.60%	6.77%	6.77%	5.81%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc. the Mercantile fund was organized on October 2, 1995, and prior to that, was a separate series of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund, which have no distribution or shareholder servicing fees, Performance prior to October 2, 1995, reflects performance without such fees.

2  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

FIRST AMERICAN FUNDS Annual Report 2004

Missouri Tax Free fund continued

Expense Example

As a shareholder of the Missouri Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,011.50	$4.78
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Class C Actual	$1,000.00	$1,009.40	$6.78
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81
Class Y Actual	$1,000.00	$1,012.70	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Nebraska Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Nebraska Tax Free Fund, Class Y shares, returned 4.54% for the fiscal year (Class A shares returned 4.18% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index*, returned 4.60%. Performance for the Fund's peer group, the Lipper Other States Municipal Debt Funds Category Average, was 3.40%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) with an emphasis on longer-term and shorter-term maturities. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligation bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare and education.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in AA and A positions throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

General obligation bonds negatively impacted performance as this sector broadly underperformed. Overweighting in the electric and education sectors also had a negative impact on the Fund's performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we slightly reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-105% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	78.9%
General Obligations	15.6%
Certificates of Participation	3.6%
Cash Equivalents	1.5%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	40.5%
AA/Aa	42.2%
A	9.8%
Nonrated	7.5%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Nebraska Tax Free fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception
	1 year	2/28/2001
Average annual return with sales charge (POP)
Class A	(0.22%)	4.67%
Class C	2.80%	5.36%
Average annual return without sales charge (NAV)
Class A	4.18%	5.94%
Class C	3.80%	5.36%
Class Y	4.54%	6.20%
Lehman Municipal Bond Index[3]	4.60%	6.08%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

FIRST AMERICAN FUNDS Annual Report 2004

Nebraska Tax Free fund continued

Expense Example

As a shareholder of the Nebraska Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,014.50	$3.78
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class C Actual	$1,000.00	$1,011.60	$5.78
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class Y Actual	$1,000.00	$1,015.80	$2.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53

1Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Ohio Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Ohio Tax Free Fund, Class Y shares, returned 4.42% for the fiscal year (Class A shares returned 4.16% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index* returned 4.60%. Performance for the Fund's peer group, the Lipper Ohio Municipal Debt Funds Category Average, was 3.79%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by emphasizing securities in longer-term and shorter-term maturities (less than two years). As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

Revenue bonds had a positive impact on performance as a result of their additional yield benefits. The sectors that positively impacted performance were healthcare, leasing, and industrial development/pollution control.

What did not work for the Fund and why?

General obligation bonds negatively impacted performance as this sector broadly underperformed. From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Fed Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
General Obligations	54.4%
Revenue Bonds	40.4%
Certificates of Participation	3.4%
Cash Equivalents	0.5%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	52.3%
AA/Aa	35.7%
A	9.2%
Nonrated	2.8%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Ohio Tax Free fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception
	1 year	4/30/2002
Average annual return with sales charge (POP)
Class A	(0.29%)	4.26%
Class C	2.69%	5.28%
Average annual return without sales charge (NAV)
Class A	4.16%	6.13%
Class C	3.69%	5.28%
Class Y	4.42%	6.43%
Lehman Municipal Bond Index[3]	4.60%	6.23%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Short-term performance is not indicative of future performance, and an investment decision should not be made based solely on returns. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

FIRST AMERICAN FUNDS Annual Report 2004

Ohio Tax Free fund continued

Expense Example

As a shareholder of the Ohio Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,015.10	$3.78
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class C Actual	$1,000.00	$1,012.20	$5.79
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class Y Actual	$1,000.00	$1,016.50	$2.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53

1Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Oregon Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Oregon Intermediate Tax Free Fund, Class Y shares, returned 3.35% for the fiscal year (Class A shares returned 3.20% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 3.32%. Performance for the Fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 2.45%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase, bond prices generally decline) by de-emphasizing securities in the maturity range of two to five years. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), securities within the two- to five-year maturity range experienced relatively poorer price performance. The Fund emphasized longer-term securities, which provided favorable income with better price appreciation.

Revenue bonds had a positive impact on performance as a result of their additional yield benefits. The sectors that positively impacted performance were healthcare, leasing, and industrial development/pollution control.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. Despite few choices, the Fund increased holdings in BBB and nonrated positions throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

The Fund remains a high-quality fund with more than 93% in AAA and AA credits. Lower-quality securities outperformed higher-quality securities during the year that detracted from Fund performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-110% of its benchmark to 95%-105% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
General Obligations	51.9%
Revenue Bonds	41.7%
Certificates of Participation	5.5%
Cash Equivalents	1.2%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	58.5%
AA/Aa	34.5%
A	1.2%
BBB/Baa	2.7%
Nonrated	3.1%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Oregon Intermediate Tax Free fund continued

Annualized Performance1  as of September 30, 2004

			Since Inception[3]
	1 year	5 years	10 years	2/1/1999
Average annual return with sales charge (POP)
Class A	0.88%	5.03%	-	4.00%
Average annual return without sales charge (NAV)
Class A	3.20%	5.50%	-	4.43%
Class Y	3.35%	5.59%	5.26%	-
Lehman 7-Year Municipal Bond Index[2]	3.32%	6.41%	6.29%	5.36%

Value of a $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

Performance prior to August 8, 1997, is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On August 8, 1997, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

3  The performance since inception of the index for each class is calculated from the previous month end prior to the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Oregon Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Oregon Intermediate Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,009.60	$4.27
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class Y Actual	$1,000.00	$1,009.40	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Short Tax Free fund

Investment Objective: to provide investors with currrent income that is exempt from federal income tax, to the extent consistent with the preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Short Tax Free Fund, Class Y shares, returned 1.05% for the fiscal year (Class A shares returned 0.90% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman 3-Year Municipal Bond Index*, returned 1.42%. Performance for the Fund's peer group, the Lipper Short Municipal Debt Funds Category Average, was 1.00%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook, which have in turn led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily shortening duration, credit quality, and sector selection.

During the second and third quarters of 2004, the Fund actively de-emphasized four- and five-year maturity securities (longer-term securities held by the Fund) to limit the effects of rising short-term interest rates. As short-term interest rates rose throughout the year and the yield curve flattened (short-term rates increased and rates on longer-term maturities declined), the Fund reduced its duration relative to the benchmark throughout the year.

The Fund's emphasis on revenue bonds vs. general obligation bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare, resource recovery, and leasing sectors.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in A, BBB, and nonrated positions throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

The initial structure of the Fund was generally laddered (maintaining equal holdings across a range of maturities) and as short-term interest rates rose the two- to five-year maturities experienced the most price depreciation, which detracted from performance. General obligation bonds negatively impacted performance as this sector broadly underperformed. The transportation sector also had a negative impact on performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we significantly reduced the duration of the Fund from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 95% of its benchmark to 80%.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	66.7%
General Obligations	28.3%
Cash Equivalents	3.3%
Certificates of Participation	1.8%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	45.4%
AA/Aa	22.0%
A	17.5%
BBB/Baa	8.2%
Nonrated	6.9%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Short Tax Free fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception
	1 year	10/25/2002
Average annual return with sales charge (POP)
Class A	(1.33%)	1.60%
Average annual return without sales charge (NAV)
Class A	0.90%	2.80%
Class Y	1.05%	2.94%
Lehman 3-Year Municipal Bond Index[2]	1.42%	3.46%

Value of a $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

FIRST AMERICAN FUNDS Annual Report 2004

Short Tax Free fund continued

Expense Example

As a shareholder of the Short Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,001.50	$3.75
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class Y Actual	$1,000.00	$1,002.30	$3.00
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

1Expenses are equal to the Fund's annualized expense ratio of 0.75% and 0.60% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Tax Free fund

Investment Objective: maximum currrent income that is exempt from federal income tax to the extent consistent with the prudent investment risk

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Tax Free Fund, Class Y shares, returned 4.71% for the fiscal year (Class A shares returned 4.45% at net asset value for the same period). By comparison, the Fund's benchmark, the Lehman Municipal Bond Index* returned 4.60%. Performance for the Fund's peer group, the Lipper General Municipal Debt Funds Objective Average, was 3.95%.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth, strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Despite continued increases by the Federal Reserve of the Federal Funds Rate to 1.75%, intermediate- and long-term interest rates fell on municipals, causing their prices to rise.

Higher current and expected short term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook which led to favorable municipal bond market performance during the fiscal year.

What worked for the Fund and why?

The factors that contributed to the Fund's positive performance were primarily portfolio structure and sector selection.

The Fund was strategically positioned to limit the effects of rising short-term interest rates (when interest rates increase bond prices generally decline) with an emphasis on longer-term and shorter-term maturities (less than two years). As short-term interest rates rose throughout the year and the yield curve flattened (the rise in short-term rates was greater than longer-term rates), securities within the two- to five-year maturity range experienced relatively poorer price performance. The emphasis on longer-term securities provided favorable income with better price appreciation.

The Fund's emphasis on revenue bonds vs. general obligation bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that positively impacted performance were healthcare, higher education, and electrical utilities.

From a credit quality standpoint, lower-rated investment-grade securities outperformed higher-quality investment-grade securities within the municipal market. The Fund increased holdings in BBB and nonrated names throughout the year, which had a positive impact on performance.

What did not work for the Fund and why?

General obligation bonds negatively impacted performance as this sector broadly underperformed. Also, the Fund's overweighting in Illinois, Minnesota, and Washington and underweighting in California detracted from performance.

What strategic moves were made by the Fund and why?

From a strategic standpoint, we reduced the duration of the Fund to a more neutral basis from year-end 2003. Given the outlook for further increases in the Federal Funds Rate and continued upward pressure on interest rates, the Fund's targeted duration range was lowered from 100%-105% of its benchmark to 97%-102% in September 2004.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2004[1] (% of net assets)
Revenue Bonds	68.3%
General Obligations	30.0%
Cash Equivalents	0.5%
Certificates of Participation	0.1%

Credit Quality Distribution as of September 30, 2004[2] (% of net assets)
AAA/Aaa	43.7%
AA/Aa	10.6%
A	20.4%
BBB/Baa	14.1%
BB/Ba	0.1%
Nonrated	11.1%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  Because of the unique characteristics of municipal bonds, many municipalities elect to have the individual issued securities rated by only one agency. The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Tax Free fund continued

Annualized Performance1  as of September 30, 2004

			Since Inception[4]
	1 year	5 years	11/14/1996	9/24/2001
Average annual return with sales charge (POP)
Class A	0.01%	5.64%	5.18%	-
Class C	2.93%	-	-	5.29%
Average annual return without sales charge (NAV)
Class A	4.45%	6.57%	5.76%	-
Class C	3.92%	-	-	5.29%
Class Y	4.71%	6.79%	5.98%	-
Lehman Municipal Bond Index[3]	4.60%	6.77%	6.06%	5.81%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to September 24, 2001, represents that of the Firstar National Municipal Bond Fund.

2  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

3  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

4  The performance since inception of the index for each class is calculated from the month end following the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Tax Free fund continued

Expense Example

As a shareholder of the Tax Free Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,011.80	$4.78
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Class C Actual	$1,000.00	$1,009.80	$6.78
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81
Class Y Actual	$1,000.00	$1,013.10	$3.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Arizona Tax Free, California Intermediate Tax Free, California Tax Free, Colorado Intermediate Tax Free, Colorado Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Missouri Tax Free, Nebraska Tax Free, Ohio Tax Free, Oregon Intermediate Tax Free, Short Tax Free, and Tax Free Funds (constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 2004, the related statements of operations for the year then ended, changes in net assets and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Missouri Tax Free and Tax Free Funds for the period presented through October 31, 2000, were audited by other auditors whose reports dated December 29, 2000 and January 21, 2000, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Funds listed above of First American Investment Funds, Inc. at September 30, 2004, the results of their operations, and the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 12, 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Arizona Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 97.6%
Revenue Bonds – 74.6%
Education – 9.4%
Gilbert Industrial Development Authority, Southwest Student Services, Pre-refunded 02/01/09 @ 102 5.850%, 02/01/19 (a)	$1,000	$1,142
Glendale Industrial Development Authority, Callable 05/15/11 @ 101 5.750%, 05/15/21	250	271
Glendale Industrial Development Authority, Midwestern University 5.250%, 05/15/14	140	152
University of Arizona Board of Regents, Series A, Callable 12/01/09 @ 100 (FGIC) 5.800%, 06/01/24	150	168
University of Arizona Parking & Student Housing Authority, Callable 06/01/09 @ 100 (AMBAC) 5.750%, 06/01/19	140	156
		1,889
Healthcare – 22.8%
Arizona Health Facilities Authority, John C. Lincoln Health Network, Callable 12/01/12 @ 101 5.750%, 12/01/32	150	151
Arizona Health Facilities Authority, The Terraces Project, Series A, Callable 11/15/13 @ 101 7.500%, 11/15/23	200	202
Johnson City, Tennessee Health & Elderly Facilities Authority, Callable 07/01/12 @ 103 7.500%, 07/01/25	100	118
Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A, Callable 07/01/14 @ 100 5.375%, 07/01/23	500	506
Mesa Industrial Development Authority, Discovery Health Systems, Series A, Callable 01/01/10 @ 101 (MBIA) 5.750%, 01/01/25	500	551
5.625%, 01/01/29	500	539
Scottsdale Industrial Development Authority, Scottsdale Healthcare, Callable 12/01/11 @ 101 5.700%, 12/01/21	1,000	1,053
Tempe Industrial Development Authority, Friendship Villiage Project, Series A 5.375%, 12/01/13	200	203
University Medical Center Corporation, Callable 07/01/14 @ 100 5.000%, 07/01/24	500	499
Yavapai Industrial Development Authority, Yavapai Regional Medical Center, Series A, Callable 08/01/13 @ 100 (RAAI) 5.250%, 08/01/21	375	393
Yavapai Industrial Development Authority, Yavapai Regional Medical Center, Series A, Callable 08/01/13 @ 100 6.000%, 08/01/33	100	104
Yuma Industrial Development Authority, Yuma Regional Medical Center, Callable 08/01/07 @ 102 (MBIA) 5.500%, 08/01/17	250	276
		4,595

Arizona Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Housing – 5.4%
Douglas Community Housing Corporation, Rancho La Perilla, Callable 01/20/10 @ 102 (GNMA) 5.900%, 07/20/20	$500	$534
6.000%, 07/20/25	475	499
Phoenix Industrial Development Authority, The Phoenix Authority, Series 1A, Callable 06/01/10 @ 102 (FHLMC) (FNMA) (GNMA) 5.875%, 06/01/16	50	50
		1,083
Lease Revenue – 1.7%
Navajo County Municipal Property Corporation, Jail Facility (ACA) 5.625%, 07/01/09	310	338
Miscellaneous – 5.5%
Arizona Student Loan Acquisition Authority, Series A, Callable 11/01/09 @ 102 (AMT) 5.900%, 05/01/24	100	107
Greater Arizona Infrastructure Development Authority, Series A, Callable 08/01/08 @ 102 (MBIA) 5.625%, 08/01/20	200	222
Greater Arizona Infrastructure Development Authority, Series B, Callable 08/01/14 @ 100 5.250%, 08/01/26	750	778
		1,107
Tax Revenue – 13.3%
Arizona School Facilities Board, State School Improvement, Callable 07/01/12 @ 100 5.250%, 07/01/16	750	836
5.250%, 07/01/20	250	275
Oro Valley Municipal Water Systems, Pre-refunded 07/01/08 @ 101 (MBIA) 5.550%, 07/01/17 (a)	100	112
Oro Valley, Excise Tax, Callable 07/01/10 @ 101 (AMBAC) 5.200%, 07/01/14	400	446
Phoenix Civic Improvements, Excise Tax, Callable 07/01/09 @ 101 5.750%, 07/01/16	300	338
Surprise Municipal Property Corporation, Callable 07/01/09 @ 101 (FGIC) 5.700%, 07/01/20	300	343
Tempe, Excise Tax, Series A, Callable 07/01/09 @ 100 5.625%, 07/01/20	300	331
		2,681
Transportation – 10.6%
Arizona State Transportation Highway Board, Pre-refunded 07/01/09 @ 100 5.750%, 07/01/18 (a)	200	228
Arizona State Transportation Highway Board, Series A 5.000%, 07/01/09	400	441
Mesa Street & Highway, Pre-refunded 07/01/09 @ 100 (FSA) 5.500%, 07/01/16 (a)	100	113
Phoenix Civic Improvements, Series B, Callable 07/01/12 @ 100 (AMT) (FGIC) 5.250%, 07/01/21	250	263
5.250%, 07/01/27	750	771

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Arizona Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Tucson Street & Highway Improvements, Series 1994-E, Callable 07/01/10 @ 100 (FGIC) 5.000%, 07/01/18	$300	$322
		2,138
Utilities – 5.9%
Chandler Water & Sewer Improvements, Callable 07/01/10 @ 101 (FSA) 5.800%, 07/01/17	250	285
Puerto Rico Electric Power Authority, Series X, Callable 07/01/05 @ 100 5.500%, 07/01/25	100	103
Tucson Water, Series D, Callable 07/01/09 @ 100 (FGIC) 5.400%, 07/01/17	250	274
Tucson Water, Series 1994-A (MBIA) 6.250%, 07/01/16	170	209
Yavapai Industrial Development Authority, Waste Management Project, Series A-2, Mandatory Put 03/01/08 @ 100 (AMT) 4.450%, 03/01/28	300	309
		1,180
Total Revenue Bonds		15,011
General Obligation – 21.3%
Chandler Public & Recreational Improvements, Callable 07/01/10 @ 101 5.800%, 07/01/18	250	284
Maricopa County School District #11, Peoria Unit, Pre-refunded 07/01/09 @ 101 (FGIC) 5.500%, 07/01/14 (a)	100	113
5.500%, 07/01/15 (a)	120	136
Mesa, Callable 07/01/09 @ 100 (FGIC) 5.000%, 07/01/18	250	276
Peoria, Callable 04/01/09 @ 100 (FGIC) 5.400%, 04/01/15	100	109
5.000%, 04/01/18	575	622
5.000%, 04/01/19	125	134
Phoenix, Callable 07/01/07 @ 102 5.250%, 07/01/20	250	269
Phoenix, Callable 07/01/10 @ 100 5.250%, 07/01/19	350	384
5.375%, 07/01/25	750	793
Pima County Unified School District #12, Sunnyside, Callable 07/01/09 @ 100 (FGIC) 5.300%, 07/01/13	150	168
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	400	415
Scottsdale, Pre-refunded 07/01/09 @ 100 5.500%, 07/01/22 (a)	250	281
Tucson 5.500%, 07/01/18	250	290
Total General Obligations		4,274
Certificates of Participation – 1.7%
El Mirage, Callable 02/01/05 @ 100 6.900%, 08/01/16	125	126
Tucson, Callable 07/01/08 @ 100 (MBIA) 5.500%, 07/01/15	200	219
Total Certificates of Participation		345
Total Municipal Bonds (Cost $17,892)		19,630

Arizona Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Money Market Fund – 1.2%
Federated Arizona Municipal Money Market Fund	236,047	$236
Total Money Market Fund (Cost $236)		236
Total Investments – 98.8% (Cost $18,128)		19,866
Other Assets and Liabilities, Net – 1.2%		250
Total Net Assets – 100.0%		$20,116

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $1,449,121, which represents 7.2% of net assets.

COMGTY – Commonwealth Guaranty

FGIC – Financial Guaranty Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

RAAI – Radian Asset Assurance Inc.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

California Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 96.0%
Revenue Bonds – 67.8%
Education – 7.6%
ABAG Financial Authority, Schools of the Sacred Heart, Series A 5.800%, 06/01/08	$200	$218
California Educational Facilities Authority, University of Pacific, Callable 11/01/14 @ 100 5.000%, 11/01/20	435	457
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A 5.650%, 03/01/07	380	404
5.750%, 03/01/08	400	432
California State Higher Educational Facilities Authority, Occidental College Project, Callable 10/01/07 @ 102 (MBIA) 5.300%, 10/01/10	500	552
California State Higher Educational Facilities Authority, University of La Verne & Western University of Health Sciences, Series B 6.000%, 06/01/10	495	552
California State Higher Educational Facilities Authority, University of Redlands, Series A 5.550%, 06/01/09	225	250
California State Higher Educational Facilities Authority, University of Redlands, Series A, Callable 06/01/10 @ 101 5.700%, 06/01/11	250	279
5.750%, 06/01/12	260	289
California Statewide Communities Development Authority, Viewpoint Schools (ACA) 4.125%, 10/01/14	405	395
		3,828
Healthcare – 21.0%
ABAG Financial Authority, O'Connor Woods (ACA) 5.250%, 11/01/05	500	516
ABAG Financial Authority, Odd Fellows Home of California (CMI) 4.950%, 08/15/07	500	534
California Health Facilities Financing Authority, Casa Colina, Callable 04/01/12 @ 100 5.500%, 04/01/13	300	318
California Health Facilities Financing Authority, Catholic Healthcare West, Series I, Mandatory Put 07/01/14 @ 100 4.950%, 07/01/26	450	468
California Health Facilities Financing Authority, Marshall Medical Center, Series A, Callable 11/01/14 @ 100 (CMI) 4.750%, 11/01/19	1,200	1,226
California Health Facilities Financing Authority, Paradise Valley Estates (CMI) 4.125%, 01/01/10	500	520
4.375%, 01/01/12	540	565
California Health Facilities Financing Authority, Valleycare Medical Center, Series A, Callable 05/01/12 @ 100 (CMI) 4.625%, 05/01/13	300	315
4.800%, 05/01/14	715	754
California State Health Facilities Authority, Casa de las Campanas, Series A, Callable 08/01/08 @ 100 (CMI) 5.375%, 08/01/09	250	270

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California Statewide Communities Development Authority, Elder Care Alliance, Series A 7.250%, 11/15/11	$500	$498
California Statewide Communities Development Authority, Kaiser Permanente, Series D, Mandatory Put 03/01/07 @ 100 4.350%, 11/01/36	500	524
California Statewide Communities Development Authority, Kaiser Permanente, Series I, Mandatory Put 05/01/11 @ 100 3.450%, 04/01/35 (a)	500	494
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI) 5.000%, 11/15/12	500	543
California Statewide Communities Development Authority, Los Angeles Orthopedic Hospital Foundation, Callable 06/01/07 @ 101 (AMBAC) 5.000%, 06/01/12	150	161
La Verne, Brethren Hillcrest Homes, Series B, Callable 02/15/13 @ 101 (ACA) 5.600%, 02/15/33	500	511
Marysville Hospital, Fremont Rideout Health Project, Series A, Callable 07/01/08 @ 103 (AMBAC) 5.000%, 01/01/10	500	544
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Hospital de la Concepcion, Series A 5.500%, 11/15/09	650	720
Rancho Mirage Joint Powers Finance Authority, Eisenhower Medical Center, Series A, Callable 07/01/07 @ 102 (MBIA) 5.125%, 07/01/08	500	546
Riverside County Public Financing Authority, Air Force Village West 5.125%, 05/15/05	525	532
		10,559
Housing – 5.9%
ABAG Financial Authority, Archstone Redwood Housing Project, Series A 5.300%, 10/01/08	500	534
Aztec Shops, California State Auxiliary Organization, San Diego State University, Callable 09/01/10 @ 101 5.400%, 09/01/11	1,035	1,125
California Rural Home Mortgage Finance Authority, Single Family Mortgage, Series D (FNMA) (GNMA) 5.250%, 06/01/10	60	60
California Statewide Communities Development Authority, Equity Residential, Series B, Mandatory Put 06/15/09 @ 100 5.200%, 12/01/29	500	535
California Statewide Communities Development Authority, Multifamily Housing, Citrus Gardens Apartments, Callable 07/01/12 @ 102 5.375%, 07/01/26	700	713
		2,967
Lease Revenue – 4.9%
California State Public Works Board, California Community Colleges, Series A, Callable 12/01/09 @ 101 (MLO) 4.875%, 12/01/18	200	207

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California State Public Works Board, Department of Corrections, Series A (AMBAC) (MLO) 6.000%, 01/01/06	$545	$574
California State Public Works Board, Department of Health Services, Callable 11/01/09 @ 101 (MBIA) (MLO) 5.200%, 11/01/12	500	547
California State Public Works Board, Department of Mental Health, Callable 06/01/14 @ 100 5.500%, 06/01/16	540	609
Los Angeles Municipal Improvement Corporation, Sanitation Equipment, Series A (FSA) (MLO) 6.000%, 02/01/07	500	546
		2,483
Miscellaneous – 5.4%
Children's Trust Fund, Puerto Rico Tobacco Settlement Issue, Escrowed to Maturity 5.000%, 07/01/08 (b)	250	273
Golden West Schools Financing Authority, Series A (MBIA) 5.700%, 02/01/13	720	837
5.750%, 02/01/14	520	609
San Francisco City & County International Airports Commission, Second Series, Issue 25 (AMT) (FSA) 5.500%, 05/01/08	500	545
San Francisco City & County International Airports Commission, SFO Fuel, Series A (AMT) (FSA) 5.250%, 01/01/07	450	478
		2,742
Pollution Control – 1.1%
California Statewide Communities Development Authority Water & Wastewater Revenue, Pooled Financing Project, Series 2004A, Callable 10/01/13 @ 101 (FSA) 5.000%, 10/01/16	500	548
Recreational Facility Authority – 1.0%
California State University Fresno Association, Auxiliary Organization Event Center, Callable 07/01/12 @ 101 6.000%, 07/01/22	500	527
Tax Revenue – 2.2%
Long Beach Community Facilities District #5, Towne Center Special Tax, Callable 10/01/06 @ 102 6.100%, 10/01/12	165	173
Montclair Redevelopment Agency, Redevelopment Project No. IV (RAAI) 3.750%, 10/01/11	135	136
Murrieta Community Facilities District #2, The Oaks Area, Callable 09/01/14 @ 100 5.750%, 09/01/20	250	254
West Covina Redevelopment Agency, Fashion Plaza Project 5.125%, 09/01/05	300	309
William S. Hart Joint School Financing Authority, Special Tax, Callable 09/01/05 @ 102 (FSA) 6.100%, 09/01/06	200	212
		1,084

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Transportation – 2.7%
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC) 4.650%, 10/01/14 (a)	$1,000	$661
San Francisco Bay Area Transportation Financing Authority, Bridge Toll (ACA) 5.500%, 08/01/05	690	710
		1,371
Utilities – 16.0%
California Municipal Financial Authority, Solid Waste Disposal Revenue, Waste Management Project, Mandatory Put 09/01/09 @ 100 (AMT) 4.100%, 09/01/14	750	761
California State Department of Water, Central Valley Project, Series O, Callable 12/01/05 @ 101 5.000%, 12/01/12	500	525
California State Department of Water, Central Valley Project, Series P, Pre-refunded 06/01/06 @ 101 5.300%, 12/01/07 (c)	750	801
California State Department of Water, Series A, Callable 05/01/12 @ 101 5.875%, 05/01/16	500	570
California State Department of Water, Series C-10 1.645%, 05/01/22	1,500	1,500
Chino Basin Regional Financing Authority, Inland Empire Utility Agency Sewer Project, Callable 11/01/09 @ 101 (MBIA) 5.200%, 11/01/11	405	448
Imperial, Wastewater Treatment Facility, Callable 10/15/11 @ 102 (FGIC) 5.000%, 10/15/20	1,000	1,060
Los Angeles Wastewater System, Callable 06/01/13 @ 100 (FSA) 5.000%, 06/01/14	500	553
Metropolitan Water District of Southern California, Series B, Callable 07/01/06 @ 102 (MBIA) 4.875%, 07/01/10	190	203
5.000%, 07/01/14	295	316
Metropolitan Water District of Southern California, Series B, Pre-refunded 07/01/06 @ 102 (MBIA) 4.875%, 07/01/10	135	145
5.000%, 07/01/14	205	220
Richmond Wastewater Systems, Callable 08/01/09 @ 102 (FGIC) 5.200%, 08/01/11	500	552
Whittier Utility Authority, Callable 06/01/13 @ 100 (MBIA) 4.400%, 06/01/17	305	316
4.500%, 06/01/18	65	67
		8,037
Total Revenue Bonds		34,146
General Obligation – 22.3%
Alisal Unified School District, Series C, Zero Coupon Bond (FGIC) 5.050%, 08/01/08 (a)	860	773
California State, Callable 04/01/14 @ 100 5.125%, 04/01/24	500	521
California State, Callable 08/01/13 @ 100 5.000%, 02/01/17	1,000	1,074

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Foothill-De Anza Community College District, Callable 08/01/10 @ 101 6.000%, 08/01/11	$300	$348
Fresno Unified School District, Series A (MBIA) 6.050%, 08/01/11	500	588
Golden West Schools Financing Authority, Series A, Zero Coupon Bond (MBIA) 5.000%, 02/01/12 (a)	535	405
Grossmont Unified High School District, Callable 09/01/08 @ 102 (FSA) (MLO) 5.400%, 09/01/13	300	341
Jefferson Union High School District, San Mateo County, Series A (MBIA) 6.250%, 02/01/14	300	364
Lemon Grove School District, Election of 1998-B, Zero Coupon Bond (FSA) 3.329%, 11/01/20 (a)	375	174
Montebello Unified School District, Zero Coupon Bond (MBIA) 10.398%, 08/01/21 (a)	700	308
Oxnard School District (MBIA) 5.000%, 08/01/05	600	617
Pomona School District, Series A (MBIA) 5.450%, 02/01/06	250	262
5.500%, 08/01/06	250	267
Pomona School District, Series A, Callable 08/01/11 @ 103 (MBIA) 6.150%, 08/01/15	500	597
Puerto Rico Commonwealth, Series B (FSA) 6.500%, 07/01/15	1,000	1,254
Roseville Joint Union High School District, Callable 08/01/11 @ 101 5.200%, 08/01/20	600	645
San Juan Unified School District, Zero Coupon Bond (FSA) 5.420%, 08/01/16 (a)	390	232
San Mateo County Community College District, Series A, Zero Coupon Bond (FGIC) 5.300%, 09/01/17 (a)	760	425
San Mateo Unified High School District, Series B, Zero Coupon Bond (FGIC) 5.150%, 09/01/17 (a)	1,000	559
Walnut Valley Unified School District, Series A (MBIA) 6.850%, 08/01/07	250	283
Walnut Valley Unified School District, Series A, Callable 08/01/10 @ 102 (FSA) 5.000%, 08/01/12	255	281
West Covina Unified School District, Series A (MBIA) 5.350%, 02/01/20	770	883
Total General Obligations		11,201
Certificates of Participation – 5.9%
Bakersfield Convention Center Expansion Project, Callable 04/01/07 @ 101 (MBIA) (MLO) 5.500%, 04/01/10	250	272
Kern County Board of Education, Series A, Callable 05/01/08 @ 102 (MBIA) (MLO) 5.200%, 05/01/12	905	994
Los Angeles Community College, Energy Retrofit Project (AMBAC) 5.000%, 08/15/09	300	334

California Intermediate Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Los Angeles County Schools, Regionalized Business Services Financing Project, Series A 5.000%, 09/01/08	$200	$218
Los Angeles, Sonnenblick Del Rio, West Los Angeles (AMBAC) (MLO) 5.375%, 11/01/10	500	563
Paradise Unified School District, Measure M Project, Series A, Callable 09/01/05 @ 102 (AMBAC) (MLO) 5.250%, 09/01/07	300	315
West Covina Civic Center Project, Pre-refunded 09/01/05 @ 102 (FSA) (MLO) 5.250%, 09/01/07 (c)	250	263
Total Certificates of Participation		2,959
Total Municipal Bonds (Cost $45,234)		48,306
Money Market Funds – 2.9%
Federated California Municipal Cash Trust	637,089	637
Provident California Money Fund	821,270	821
Total Money Market Funds (Cost $1,458)		1,458
Total Investments – 98.9% (Cost $46,692)		49,764
Other Assets and Liabilities, Net – 1.1%		570
Total Net Assets – 100.0%		$50,334

(a)  The rate shown is the effective yield at the time of purchase.

(b)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(c)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $1,784,305, which represents 3.5% of net assets.

CMI – California Mortgage Insurance Program

FGIC – Financial Guaranty Insurance Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

California Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 97.5%
Revenue Bonds – 65.5%
Education – 11.5%
ABAG Financial Authority, Schools of the Sacred Heart, Series A 5.900%, 06/01/10	$200	$222
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A 5.550%, 03/01/06	250	260
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A, Callable 03/01/10 @ 101 6.750%, 03/01/19	380	419
California State Higher Educational Facilities Authority, University of La Verne & Western University of Health Sciences, Series B, Callable 06/01/10 @ 101 6.625%, 06/01/20	215	238
California State Higher Educational Facilities Authority, University of Redlands, Series A, Callable 06/01/10 @ 101 5.950%, 06/01/15	310	341
California State University Foundation, Monterey Bay, Callable 06/01/11 @ 100 (MBIA) 5.300%, 06/01/22	500	541
University of California, Series K, Callable 09/01/08 @ 101 5.000%, 09/01/20	1,000	1,058
		3,079
Healthcare – 8.3%
ABAG Finance Authority, Lincoln Glen Manor Senior Citizens, Callable 02/15/08 @ 101 (CMI) 6.100%, 02/15/25	250	271
California Health Facilities Financing Authority, Casa Colina, Callable 04/01/12 @ 100 5.500%, 04/01/13	50	53
California Health Facilities Financing Authority, Marshall Medical Center, Series A, Callable 11/01/14 @ 100 (CMI) 4.750%, 11/01/19	560	572
California Statewide Communities Development Authority, Elder Care Alliance, Series A 7.250%, 11/15/11	250	249
California Statewide Communities Development Authority, Kaiser Permanente, Series D, Mandatory Put 03/01/07 @ 100 4.350%, 11/01/36	250	262
California Statewide Communities Development Authority, Los Angeles Orthopedic Hospital Foundation, Callable 06/01/07 @ 101 (AMBAC) 5.000%, 06/01/12	350	375
Puerto Rico Industrial Tourist, Educational, Medical & Environmental Control Facilities, Hospital de La Concepcion, Series A 5.500%, 11/15/08	400	441
		2,223

California Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Housing – 5.8%
Aztec Shops, California State Auxiliary Organization, San Diego State University 5.200%, 09/01/08	$455	$490
California State Department of Veterans Affairs, Series C, Callable 01/09/11 @ 101 (AMT) 5.500%, 12/01/19	460	488
California State Housing Finance Agency, Single Family Mortgage, Series B (AMT) (FNMA) (GNMA) 5.650%, 06/01/10	40	41
California Statewide Communities Development Authority, Archstone Seascape, Mandatory Put 06/01/08 @ 100 5.250%, 06/01/29	500	531
		1,550
Lease Revenue – 4.2%
California State Public Works Board, California Community Colleges, Series B, Callable 06/01/14 @ 100 5.500%, 06/01/19	1,035	1,144
Miscellaneous – 9.6%
Golden West Schools Financing Authority, Series A (MBIA) 5.750%, 02/01/14	250	293
5.800%, 08/01/22	320	383
5.800%, 08/01/23	345	411
Sacramento City Financing Authority, Callable 06/01/10 @ 101 (MLO) 5.400%, 06/01/18	455	503
5.500%, 06/01/23	645	710
San Francisco Airport Commission, SFO Fuel Company, Callable 01/01/08 @ 102 (AMT) (FSA) 5.625%, 01/01/12	250	274
		2,574
Pollution Control – 1.9%
California Statewide Communities Development Authority Water & Wastewater Revenue, Pooled Financiing Project, Series 2004A, Callable 10/01/13 @ 101 (FSA) 5.000%, 10/01/16	465	510
Recreational Facility Authority – 2.0%
California State University Fresno Association, Auxiliary Organization Event Center, Callable 07/01/12 @ 101 6.000%, 07/01/22	500	527
Tax Revenue – 6.8%
Grass Valley Community Redevelopment Agency, Tax Allocation, Callable 12/01/08 @ 102 6.400%, 12/01/34	400	427
Long Beach Community Facilities District #5, Towne Center Special Tax, Callable 10/01/06 @ 102 6.100%, 10/01/12	250	262
Los Angeles County Community Facilities District #3, Series A, Special Tax, Callable 09/01/10 @ 100 (AMBAC) 5.250%, 09/01/18	715	787
Los Angeles, Callable 03/01/10 @ 101 5.625%, 03/01/19	200	224

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

California Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Murrieta Community Facilities District #2, The Oaks Area, Callable 09/01/14 @ 100 5.750%, 09/01/20	$125	$127
		1,827
Transportation – 0.4%
Puerto Rico Commonwealth Highway & Transportation Authority, Series X (MBIA) 5.500%, 07/01/15	100	117
Utilities – 15.0%
California State Department of Water, Series W (FSA) 5.500%, 12/01/14	450	523
Compton Sewer Authority, Callable 09/01/08 @ 102 (MBIA) 5.375%, 09/01/23	1,150	1,250
Contra Costa Water Authority, Series A, Callable 10/01/12 @ 100 (FGIC) 5.000%, 10/01/20	340	360
Los Angeles Power System, Series A, Subseries A-1 (MBIA) 5.000%, 07/01/12	1,225	1,365
Los Angeles Water & Power Development Authority, Pre-refunded 02/15/05 @ 101 6.100%, 02/15/17 (a)	35	36
South Bayside Waste Management Authority, Callable 03/01/09 @ 102 (AMBAC) 5.750%, 03/01/20	150	168
West Kern County Water District, Callable 06/01/10 @ 101 5.200%, 06/01/14	320	338
		4,040
Total Revenue Bonds		17,591
General Obligation – 28.4%
Acalanes Unified High School District, Zero Coupon Bond, Pre-refunded 08/01/10 @ 70.92 (FGIC) 5.560%, 08/01/16 (a) (b)	700	410
California State, Callable 02/01/13 @ 100 5.000%, 02/01/24	700	719
California State, Callable 10/01/10 @ 100 5.250%, 10/01/19	600	649
Glendora Unified School District, Series A, Callable 09/01/10 @ 101 (FSA) 5.350%, 09/01/20	340	367
5.375%, 09/01/25	1,000	1,067
Jefferson Union High School District, San Mateo County, Series A (MBIA) 6.250%, 08/01/20	460	574
Pleasant Valley School District, Ventura County, Series A (MBIA) 5.850%, 02/01/19	250	300
Pomona Unified School District, Series A (MBIA) 5.950%, 02/01/17	855	1,028
Sacramento Unified School District, Series A, Pre-refunded 07/01/09 @ 102 5.750%, 07/01/17 (a)	400	465
Vallejo City Unified School District, Series A (MBIA) 5.900%, 08/01/21	350	423

California Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Ventura County Community College District, Series A, Callable 08/01/12 @ 101 (MBIA) 5.000%, 08/01/18	$910	$982
Wiseburn School District, Series A, Callable 08/01/10 @ 100 (FGIC) 5.250%, 08/01/22	600	645
Total General Obligations		7,629
Certificates of Participation – 3.6%
Escondido, Series A, Callable 09/01/10 @ 101 (FGIC) 5.625%, 09/01/20	300	328
Los Angeles, Sonnenblick del Rio Senior Lien, Callable 11/01/10 @ 101 (AMBAC) 6.000%, 11/01/19	330	381
Ridgecrest Civic Center Project, Callable 03/01/09 @ 101 6.250%, 03/01/21	250	268
Total Certificates of Participation		977
Total Municipal Bonds (Cost $24,297)		26,197
Money Market Funds – 1.3%
Federated California Municipal Cash Trust	134,928	135
Provident California Money Fund	203,353	203
Total Money Market Funds (Cost $338)		338
Total Investments – 98.8% (Cost $24,635)		26,535
Other Assets and Liabilities, Net – 1.2%		319
Total Net Assets – 100.0%		$26,854

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  The rate shown is the effective yield at the time of purchase.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $803,052, which represents 3.0% of net assets.

CMI – California Mortgage Insurance Program

FGIC – Financial Guaranty Insurance Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Colorado Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.1%
Revenue Bonds – 68.2%
Education – 7.8%
Colorado State Educational & Cultural Facilities Authority, Bromley East Charter School Project 6.250%, 09/15/11	$370	$384
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity 6.375%, 12/01/11 (a)	885	995
Colorado State Educational & Cultural Facilities Authority, Core Knowledge Charter School, Callable 11/01/09 @ 100 6.850%, 11/01/16	440	518
Colorado State Educational & Cultural Facilities Authority, University of Denver (MBIA) 4.250%, 03/01/13	2,000	2,114
		4,011
Healthcare – 19.8%
Colorado State Health Facilities Authority, Boulder Hospital (MBIA) 4.875%, 10/01/09	500	544
5.000%, 10/01/10	500	549
Colorado State Health Facilities Authority, Catholic Health Initiatives, Series A 5.000%, 03/01/12	500	543
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Callable 12/01/10 @ 102 6.900%, 12/01/25	350	387
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Series A 4.200%, 06/01/13	200	199
Colorado State Health Facilities Authority, National Jewish Medical & Research Center Project, Callable 01/01/08 @ 100 5.375%, 01/01/16	700	707
Colorado State Health Facilities Authority, North Colorado Medical Center Project (FSA) 5.000%, 05/15/09	1,000	1,092
Colorado State Health Facilities Authority, Parkview Medical Center 5.500%, 09/01/07	250	266
5.750%, 09/01/08	250	271
5.500%, 09/01/09	500	542
Colorado State Health Facilities Authority, Poudre Valley Healthcare, Callable 12/01/09 @ 101 (FSA) 5.750%, 12/01/10	1,000	1,129
Colorado State Health Facilities Authority, Steamboat Springs Health Project, Callable 09/15/08 @ 101 5.300%, 09/15/09	250	261
Colorado State Health Facilities Authority, The Devereux Foundation, Callable 11/01/12 @ 100 (RAAI) 4.200%, 11/01/13	80	82
Colorado State Health Facilities Authority, Vail Medical Center, Callable 01/15/12 @ 100 5.750%, 01/15/22	800	834

Colorado Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Delta County Memorial Hospital District, Callable 09/01/13 @ 100 5.350%, 09/01/17	$500	$510
La Junta Hospital, Arkansas Valley Regional Medical Center Project 5.200%, 04/01/06	300	307
5.300%, 04/01/07	320	331
5.400%, 04/01/08	335	348
5.500%, 04/01/09	355	371
Montrose Memorial Hospital 5.300%, 12/01/13	260	266
Montrose Memorial Hospital, Callable 12/01/13 @ 102 5.450%, 12/01/14	390	400
University of Colorado Hospital Authority, Callable 11/15/11 @ 100 5.000%, 11/15/14	300	312
		10,251
Housing – 0.0%
Colorado State Housing Finance Authority, Single Family Mortgages, Series B-1, Callable 06/01/05 @ 103 (AMT) 5.875%, 06/01/11	20	20
Miscellaneous – 7.3%
Colorado State Educational & Cultural Facilities Authority, Colorado Public Radio 4.800%, 07/01/09	250	265
4.900%, 07/01/10	265	281
Colorado State Educational & Cultural Facilities Authority, Nashville Public Radio 5.500%, 04/01/12	430	468
Colorado State Educational & Cultural Facilities Authority, National Conference of State Legislatures, Callable 06/01/11 @ 100 5.250%, 06/01/13	700	758
Denver City & County, Helen G. Bonfils Foundation Project, Series B, Callable 12/01/07 @ 100 5.125%, 12/01/17	900	962
Jefferson County, Metropolitan YMCA Project, Series A, Pre-refunded 08/01/05 @ 100 7.500%, 08/01/08 (b)	1,000	1,047
		3,781
Recreational Facility Authority – 0.4%
Hyland Hills Metropolitan Park & Recreational District, Series A, Callable 12/15/07 @ 101 6.100%, 12/15/09	210	228
Tax Revenue – 7.6%
Boulder County Sales & Use Tax (FGIC) 5.750%, 12/15/05	870	912
Boulder County Sales & Use Tax, Escrowed to Maturity (FGIC) 5.750%, 12/15/05 (a)	130	136
Douglas County Sales & Use Tax (FSA) 6.000%, 10/15/09	200	230
Larimer County Sales & Use Tax (AMBAC) 5.000%, 12/15/10	460	511
Longmont Sales & Use Tax, Callable 11/15/10 @ 100 5.500%, 11/15/15	500	563

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Longmont Sales & Use Tax, Callable 11/15/10 @ 101 (AMBAC) 4.875%, 11/15/18	$1,000	$1,052
Westminster Sales & Use Tax, Series A, Callable 12/01/07 @ 102 (FGIC) 5.250%, 12/01/11	500	552
		3,956
Transportation – 12.5%
Colorado Department of Transportation (AMBAC) 6.000%, 06/15/10	1,000	1,154
The E-470 Public Highway Authority, Series B, Zero Coupon Bond (MBIA) 5.520%, 09/01/17 (c)	1,575	883
6.400%, 09/01/19 (c)	960	479
5.650%, 09/01/20 (c)	500	235
5.396%, 09/01/22 (c)	1,620	671
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (AMBAC) 5.250%, 06/15/15 (c)	2,000	1,612
5.350%, 06/15/16 (c)	1,000	809
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (FSA) 5.000%, 06/15/14 (c)	750	603
		6,446
Utilities – 12.8%
Arapahoe County Water & Wastewater Authority 5.550%, 12/01/06	140	150
5.650%, 12/01/07	150	165
5.750%, 12/01/08	160	179
Arapahoe County Water & Wastewater Authority, Callable 12/01/09 @ 100 6.000%, 12/01/11	185	211
Boulder Water & Sewer 5.750%, 12/01/10	1,545	1,777
Broomfield Water Activity Enterprise, Callable 12/01/10 @ 101 (MBIA) 5.500%, 12/01/17	500	565
Colorado State Water Resource & Power Development Authority, Small Water Resources, Series A, Callable 11/01/10 @ 100 (FGIC) 5.700%, 11/01/15	100	114
Denver City & County Wastewater, Callable 11/01/12 @ 100 (FGIC) 5.250%, 11/01/17	1,260	1,399
Platte River Power Authority, Series DD, Callable 06/01/07 @ 102 (MBIA) 5.375%, 06/01/17	875	952
Ute Water Conservancy District (MBIA) 6.000%, 06/15/09	680	777
Widefield Water & Sanitation District, Callable 12/01/14 @100 (MBIA) 4.000%, 12/01/15	300	306
		6,595
Total Revenue Bonds		35,288
General Obligation – 22.4%
Arapahoe County School District #5, Cherry Creek, Callable 12/15/09 @ 100 (STAID) 5.500%, 12/15/11	1,000	1,119

Colorado Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Boulder, Larimer & Weld Counties, School District #R-2, Thompson, Series A, Callable 12/15/04 @ 100 (STAID) 5.900%, 12/15/06	$1,000	$1,009
Boulder, Larimer & Weld Counties, St. Vrain Valley School District, Callable 12/15/13 @ 100 (MBIA) (STAID) 5.250%, 12/15/14	1,000	1,127
Douglas & Elbert Counties, School District #1, Series A, Pre-refunded 12/15/04 @ 101 (MBIA) (STAID) 6.400%, 12/15/11 (b)	1,000	1,020
Eagle, Garfield & Routt Counties, School District #50-J, Pre-refunded 12/01/04 @ 102 (FGIC) (STAID) 6.125%, 12/01/09 (b)	1,040	1,069
El Paso County School District #20, Series A (STAID) 6.100%, 12/15/05	500	526
Elbert County School District #C-1, Elizabeth 5.150%, 12/01/08	500	549
Garfield County School District #RE-2, Callable 12/01/12 @ 100 (FSA) (STAID) 5.250%, 12/01/19	1,530	1,683
Jefferson County School District #R-001 (MBIA) (STAID) 6.250%, 12/15/09	1,000	1,163
Summit County School District #R-1, Pre-refunded 12/01/04 @ 100 6.450%, 12/01/08 (b)	1,000	1,008
Westglenn Metropolitan District, Callable 12/01/09 @ 100 6.000%, 12/01/14	1,220	1,301
Total General Obligations		11,574
Certificates of Participation – 7.5%
Aurora, Callable 12/01/04 @ 101 (MLO) 6.000%, 12/01/06	1,000	1,016
Colorado Springs Public Facility Authority, Old City Hall Project (FSA) (MLO) 5.000%, 12/01/10	200	222
Englewood Civic Center Project, Callable 12/01/08 @ 100 (MBIA) (MLO) 4.900%, 06/01/13	585	632
Garfield County Building (AMBAC) (MLO) 5.750%, 12/01/09	400	455
Garfield County Building Corporation, Callable 12/01/09 @ 101 (AMBAC) (MLO) 5.300%, 12/01/11	400	445
Westminster Recreational Facilities, Callable 09/01/09 @ 101 (MBIA) (MLO) 5.200%, 09/01/10	1,000	1,106
Total Certificates of Participation		3,876
Total Municipal Bonds (Cost $46,836)		50,738
Affiliated Money Market Fund – 0.6%
First American Tax Free Obligations Fund, Cl Z (d)	320,881	321
Total Affiliated Money Market Fund (Cost $321)		321
Total Investments – 98.7% (Cost $47,157)		51,059
Other Assets and Liabilities, Net – 1.3%		658
Total Net Assets – 100.0%		$51,717

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Colorado Intermediate Tax Free Fund ( concluded)

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $20,049, which represents 0.0% of net assets.

Cl – Class

FGIC – Financial Guaranty Insurance Corporation

FSA – Financial Security Assurance

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

STAID – State Aid Withholding

Colorado Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.5%
Revenue Bonds – 70.1%
Education – 7.6%
Colorado State Board of Agriculture, Auxiliary Facility Systems, Callable 03/01/07 @ 101 (AMBAC) 5.125%, 03/01/17	$200	$213
Colorado State Educational & Cultural Facilities Authority, Ave Marie School Project, Callable 12/01/10 @ 100 (RAAI) 6.000%, 12/01/16	200	227
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity 6.375%, 12/01/11 (a)	615	692
Colorado State Educational & Cultural Facilities Authority, Core Knowledge Charter School, Callable 11/01/09 @ 100 6.850%, 11/01/16	100	118
Colorado State Educational & Cultural Facilities Authority, University of Denver Project, Callable 03/01/11 @ 100 (AMBAC) 5.350%, 03/01/20	500	551
		1,801
Healthcare – 20.3%
Boulder County Longmont United Hospital Project (RAAI) 5.250%, 12/01/09	260	285
5.300%, 12/01/10	330	365
Colorado State Health Facilities Authority, Covenant Retirement Communities, Series B, Callable 12/01/12 @ 101 6.125%, 12/01/33	350	363
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Callable 12/01/10 @ 102 6.900%, 12/01/25	150	166
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Series A, Callable 06/01/14 @ 100 5.250%, 06/01/34	230	232
Colorado State Health Facilities Authority, National Jewish Medical & Research Center Project, Callable 01/01/08 @ 100 5.375%, 01/01/16	300	303
Colorado State Health Facilities Authority, Parkview Medical Center 5.500%, 09/01/07	500	531
5.600%, 09/01/11	300	328
Colorado State Health Facilities Authority, Portercare Adventist Project, Callable 11/15/11 @ 101 6.500%, 11/15/23	600	662
Colorado State Health Facilities Authority, Steamboat Springs Health Project, Callable 09/15/08 @ 101 5.300%, 09/15/09	250	261
Colorado State Health Facilities Authority, Vail Valley Medical Center, Callable 01/15/12 @ 100 5.800%, 01/15/27	500	516

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Colorado Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Colorado State Health Facilities Authority, Vail Valley Medical Center, Series A, Callable 01/15/05 @ 101 (ACA) 6.500%, 01/15/13	$250	$254
Delta County Memorial Hospital District, Callable 09/01/13 @ 100 5.350%, 09/01/17	220	224
La Junta, Arkansas Valley Regional Medical Center Project, Callable 04/01/09 @ 101 6.100%, 04/01/24	100	102
Montrose Memorial Hospital, Callable 12/01/13 @ 102 6.375%, 12/01/23	130	137
University of Colorado Hospital Authority 5.600%, 11/15/31	100	102
		4,831
Housing – 2.4%
Colorado State Housing Finance Authority, Multifamily Project, Class I, Series B-4, Callable 10/01/10 @ 100 5.900%, 04/01/31	100	105
Colorado State Housing Finance Authority, Series E-2, Callable 08/01/10 @ 105 (AMT) 7.000%, 02/01/30	75	76
Colorado State Housing Finance Authority, Single Family Housing Program, Series A-2, Callable 10/01/09 @ 105 (AMT) 7.450%, 10/01/16	20	20
Colorado State Housing Finance Authority, Single Family Housing Program, Series B-2, Callable 04/01/10 @ 105 (AMT) 7.100%, 04/01/17	50	52
El Paso County, Series D, Zero Coupon Bond, Escrowed to Maturity (AMT) (FSA) (GNMA) 6.000%, 07/01/11 (a) (b)	400	309
		562
Miscellaneous – 4.8%
Colorado State Educational & Cultural Facilities Authority, Nashville Public Radio, Callable 04/01/12 @ 100 5.875%, 04/01/22	250	265
Colorado State Educational & Cultural Facilities Authority, National Conference of State Legislatures, Callable 06/01/11 @ 100 5.250%, 06/01/21	750	780
Denver City & County, Helen G. Bonfils Foundation Project, Series B, Callable 12/01/07 @ 100 5.125%, 12/01/17	100	107
		1,152
Recreational Facility Authority – 0.9%
Hyland Hills Metropolitan Park & Recreational District, Series A, Callable 12/15/07 @ 101 6.100%, 12/15/09	200	217
Tax Revenue – 8.2%
Boulder County Sales & Use Tax, Series A, Callable 12/15/09 @ 101 (FGIC) 5.800%, 12/15/16	495	565
6.000%, 12/15/19	200	230
Douglas County Sales & Use Tax, Callable 10/15/10 @ 100 (FSA) 5.625%, 10/15/20	200	223

Colorado Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Highlands Ranch Metropolitan District #2, Callable 06/15/06 @ 101 (FSA) 5.000%, 06/15/16	$200	$210
Larimer County Sales & Use Tax, Callable 12/15/10 @ 100 (AMBAC) 5.625%, 12/15/18	100	113
Metex Metropolitan District, Series A, Callable 12/01/07 @ 101 (MBIA) 5.800%, 12/01/16	350	389
Mountain Village Metropolitan District, San Miguel County, Callable 12/01/07 @ 101 (MBIA) 5.200%, 12/01/17	200	217
		1,947
Transportation – 12.0%
Denver City & County Airport, Series E, Callable 11/15/07 @ 101 (MBIA) 5.250%, 11/15/23	500	532
The E-470 Public State Authority, Series A, Callable 09/01/07 @ 101 (MBIA) 5.000%, 09/01/16	500	534
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (AMBAC) 5.250%, 06/15/15 (b)	500	403
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (FSA) 5.000%, 06/15/14 (b)	750	603
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond, Callable 06/15/16 @ 100 (AMBAC) 5.700%, 06/15/21 (b)	1,000	784
		2,856
Utilities – 13.9%
Arapahoe County Water & Wastewater (MBIA) 5.000%, 12/01/26	250	257
Boulder Water & Sewer, Callable 12/01/10 @ 100 5.700%, 12/01/19	300	341
Broomfield Water Activity Enterprise, Callable 12/01/10 @ 101 (MBIA) 5.500%, 12/01/19	400	452
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT) 5.700%, 07/01/18	250	257
Denver City & County, Wastewater, Callable 11/01/12 @ 100 (FGIC) 5.000%, 11/01/20	500	529
5.125%, 11/01/22	250	264
Fort Collins Wastewater Utility Enterprise, Callable 12/01/10 @ 100 (FSA) 5.500%, 12/01/20	300	333
Platte River Power Authority, Series DD, Callable 06/01/07 @ 102 (MBIA) 5.375%, 06/01/17	500	544
Pueblo County Board of Waterworks, Series A, Callable 11/01/10 @ 100 (FSA) 5.875%, 11/01/18	305	350
		3,327
Total Revenue Bonds		16,693

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Colorado Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
General Obligation – 12.2%
Arapahoe County School District #5, Cherry Creek, Callable 12/15/09 @ 100 (STAID) 5.500%, 12/15/19	$550	$613
Boulder Open Space Acquisition, Callable 08/15/10 @ 100 5.450%, 08/15/16	350	390
Clear Creek School District #1, Pre-refunded 12/01/10 @ 100 (FSA) (STAID) 5.750%, 12/01/17 (c)	100	115
Douglas County School District #RE-1, Callable 12/15/12 @ 100 (FSA) 5.125%, 12/15/25	250	262
El Paso County School District #38, Pre-refunded 12/01/10 @ 100 (STAID) 6.375%, 12/01/18 (c)	200	237
6.000%, 12/01/24 (c)	250	291
El Paso County School District #49, Falcon, Series A, Callable 12/01/09 @ 105 (FSA) (STAID) 6.000%, 12/01/18	200	237
Morgan County School District #RE-3, Callable 12/01/09 @ 100 (AMBAC) 4.800%, 12/01/18	250	264
Pueblo County, School District #70, Pre-refunded 12/01/09 @ 100 (FGIC) (STAID) 6.000%, 12/01/18 (c)	100	115
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	375	389
Total General Obligations		2,913
Certificates of Participation – 16.2%
Arapahoe County Building Finance Authority, Callable 02/15/10 @ 100 (AMBAC) 5.250%, 02/15/19	400	436
5.250%, 02/15/21	650	699
Broomfield Open Space Park & Recreation Facilities, Callable 12/01/10 @ 100 (AMBAC) 5.500%, 12/01/20	800	887
Colorado Springs Old City Hall Project, Callable 12/01/10 @ 100 (FSA) 5.500%, 12/01/17	200	224
5.500%, 12/01/20	200	222
Denver City & County, Series A,
Callable 05/01/10 @ 100 (MBIA) 5.500%, 05/01/17	400	444
Eagle County, Callable 12/01/09 @ 101 (MBIA) 5.400%, 12/01/18	300	331
Fremont County Lease, Callable 12/15/07 @ 101 (MBIA) (MLO) 5.300%, 12/15/17	250	276
Garfield County, Callable 12/01/09 @ 101 (AMBAC) 5.750%, 12/01/19	300	340
Total Certificates of Participation		3,859
Total Municipal Bonds (Cost $21,087)		23,465

Colorado Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 0.2%
First American Tax Free Obligations Fund, Cl Z (d)	48,654	$49
Total Affiliated Money Market Fund (Cost $49)		49
Total Investments – 98.7% (Cost $21,136)		23,514
Other Assets and Liabilities, Net – 1.3%		310
Total Net Assets – 100.0%		$23,824

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  The rate shown is the effective yield at the time of purchase.

(c)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $714,375, which represents 3.0% of net assets.

COMGTY – Commonwealth Guaranty

Cl – Class

FGIC – Financial Guaranty Insurance Corporation

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

STAID – State Aid Withholding

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.9%
Alabama – 0.9%
Alabama State Docks Department, Callable 10/01/08 @ 102 (MBIA) (RB) 5.250%, 10/01/10	$3,000	$3,329
Anniston, Regional Medical Center Board, Northeast Alabama Regional Medical Center Project, Escrowed to Maturity (RB) 8.000%, 07/01/11 (a)	1,400	1,700
West Jefferson Amusement & Public Park Authority, First Mortgage, Visionland Alabama Project, Pre-refunded 12/01/06 @ 102 (RB) 7.500%, 12/01/08 (b)	845	920
		5,949
Alaska – 0.8%
Alaska Energy Authority, Bradley Lake, Third Series (FSA) (RB) 6.000%, 07/01/10	2,610	3,007
Alaska State Housing Finance Corporation, Series A (MBIA) (RB) 5.350%, 06/01/06	380	382
Alaska State Housing Finance Corporation, Series A (RB) 5.900%, 12/01/04	700	705
Alaska State Housing Finance Corporation, Series A, Callable 12/01/05 @ 102 (MBIA) (RB) 5.400%, 12/01/08	1,000	1,041
		5,135
Arizona – 3.2%
Arizona Health Facilities Authority, The Terraces Project, Series A, Callable 11/15/13 @101 (RB) 7.500%, 11/15/23	3,300	3,335
Arizona State Municipal Financing Program, Escrowed to Maturity (COP) (MLO) 8.750%, 08/01/07 (a)	1,500	1,772
Arizona State Municipal Financing Program, Series 15, Escrowed to Maturity (COP) (MLO) 8.750%, 08/01/07 (a)	2,085	2,461
Arizona State Transportation Highway Board (RB) 8.000%, 07/01/05	5,000	5,233
Maricopa County School District #69, Paradise Valley (GO) (MBIA) 5.300%, 07/01/11	1,000	1,128
Phoenix Street & Highway User (RB) 6.500%, 07/01/09	180	181
6.250%, 07/01/11	900	903
Tempe Industrial Development Authority, Friendship Villiage Project, Series A (RB) 5.375%, 12/01/13	1,300	1,322
Tucson Airport Authority (FSA) (RB) 5.000%, 06/01/13	2,760	3,049
Yavapai County Industrial Development Authority, Waste Management Project, Mandatory Put 06/01/05 @ 100 (AMT) (RB) 4.625%, 06/01/27	2,000	2,026
		21,410
Arkansas – 0.4%
Pulaski County, Residential Housing Facilities Board, Escrowed to Maturity (FHA) (RB) (VA) 7.250%, 06/01/10 (a)	2,360	2,641

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California – 5.4%
ABAG Finance Authority for Nonprofit Corporations, Elder Care Alliance (CMI) (RB) 4.500%, 08/15/12	$335	$343
ABAG Finance Authority for Nonprofit Corporations, Elder Care Alliance, Callable 08/15/14 @ 100 (CMI) (RB) 5.000%, 08/15/17	1,215	1,251
ABAG Financial Authority, Archstone Redwood Housing Project, Series A (RB) 5.300%, 10/01/08	290	310
ABC Unified School District, Series A (GO) (MBIA) 4.900%, 02/01/20	1,615	1,769
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC) 4.650%, 10/01/14 (c)	2,000	1,323
California Municipal Financial Authority, Solid Waste Disposal Revenue, Waste Management Project, Mandatory Put 09/01/09 @ 100 (AMT) (RB) 4.100%, 09/01/14	250	254
California State Department of Water, Series A, Callable 05/01/12 @ 101 (RB) 5.875%, 05/01/16	2,000	2,281
California State Economic Recovery, Series A (FGIC) (GO) 5.250%, 07/01/14	1,000	1,137
California State, Callable 02/01/14 @ 100 (GO) 5.000%, 02/01/21	1,500	1,575
California State, Callable 04/01/14 @ 100 (GO) 5.125%, 04/01/24	500	521
California State, Callable 08/01/13 @ 100 (GO) 5.000%, 02/01/16	1,000	1,081
5.000%, 02/01/17	2,000	2,148
California State, Callable 11/01/11 @ 100 (GO) 5.000%, 11/01/18	5,000	5,277
California Statewide Communities Development Authority Water & Wastewater Revenue, Pooled Financiing Project, Series 2004A, Callable 10/01/13 @ 101 (FSA) 5.000%, 10/01/16	1,000	1,096
California Statewide Communities Development Authority, Archstone Seascape, Mandatory Put 06/01/08 @ 100 (RB) 5.250%, 06/01/29	1,000	1,061
California Statewide Communities Development Authority, Elder Care Alliance, Series A (RB) 7.250%, 11/15/11	1,450	1,445
California Statewide Communities Development Authority, Kaiser Permanente, Series I, Mandatory Put 05/01/11 @ 100 (RB) 3.450%, 04/01/35 (d)	500	494
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI) (RB) 5.000%, 11/15/12	1,210	1,315
California Statewide Communities Development Authority, Multifamily Housing, Citrus Gardens Apartments, Callable 07/01/12 @ 102 (RB) 5.375%, 07/01/26	500	509
Golden State Tobacco Securitization, Callable 06/01/10 @ 100 (GO) (MLO) 5.600%, 06/01/28	2,450	2,528

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Golden State Tobacco Securitization, Series B (RB) (MLO) 5.000%, 06/01/12	$1,000	$1,068
Mountain View Los Altos School District, Callable 05/01/07 @ 102 (GO) 6.500%, 05/01/17	2,000	2,268
Placentia-Yorba Linda Unified School District, Callable 08/01/14 @ 100 (FGIC) (GO) 5.000%, 08/01/16	1,000	1,100
Roseville California JT High School, Callable 08/01/11 @ 101 (GO) 5.100%, 08/01/19	390	418
San Marcos, Escrowed to Maturity, Zero Coupon Bond (COP) (MLO) 4.890%, 02/15/06 (a) (c)	1,085	1,056
San Mateo Unified High School District, Series B, Zero Coupon Bond (FGIC) (GO) 5.150%, 09/01/17 (c)	1,000	559
Victor Elementary School District, Series A, Zero Coupon Bond (FGIC) (GO) 5.660%, 08/01/23 (c)	2,030	786
Woodland Financial Authority, Callable 03/01/13 @ 102 (RB) (MLO) (XLCA) 4.700%, 03/01/19	815	839
4.800%, 03/01/20	855	881
		36,693
Colorado – 7.1%
Arapahoe County, Single Family, Escrowed to Maturity, Zero Coupon Bond (RB) 3.340%, 09/01/10 (a) (c)	9,320	7,620
Colorado Department of Transportation (AMBAC) (RB) 6.000%, 06/15/08	3,000	3,372
Colorado Health Facilities Authority, Parkview Medical Center, Callable 09/01/13 @ 100 (RB) 5.000%, 09/01/16 (e)	640	658
Colorado State Educational & Cultural Facilities Authority, Bromley East Charter School Project, Callable 09/15/11 @ 100 (RB) 6.750%, 09/15/15	1,200	1,225
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity (RB) 6.375%, 12/01/11 (a)	880	990
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Pre-refunded 12/01/11 @ 100 (RB) 6.750%, 12/01/16 (b)	1,500	1,828
7.250%, 12/01/21 (b)	1,500	1,871
Colorado State Educational & Cultural Facilities Authority, Pinnacle Charter School Project (RB) 5.250%, 12/01/11	1,490	1,663
Colorado State Health Facilities Authority, Catholic Health Initiatives, Series A (RB) 5.000%, 03/01/12	745	809
Colorado State Health Facilities Authority, Retirement Facilities, Escrowed to Maturity, Zero Coupon Bond (RB) 5.500%, 07/15/20 (a) (c)	10,000	4,735
Colorado State Housing Finance Authority, Series A-2, Callable 05/01/06 @ 105 (RB) 7.150%, 11/01/14	165	166

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Denver City & County School District #1, Callable 12/01/13 @ 100 (FSA) (GO) (STAID) 4.000%, 12/01/14	$4,545	$4,682
Douglas County School District #RE-1, Douglas & Elbert Counties (FGIC) (GO) (STAID) 5.500%, 12/15/14	1,000	1,160
El Paso County School District #2, Harrison, Callable 12/01/11 @ 100 (FGIC) (GO) (STAID) 5.500%, 12/01/16	1,280	1,444
Grand County School District #002, East Grand, Callable 12/01/14 @ 100 (FSA) (GO) (STAID) 4.000%, 12/01/15	500	510
Jefferson County School District #R-1 (GO) (MBIA) 6.500%, 12/15/11	4,975	6,015
Jefferson County School District #R-1, Callable 12/15/08 @ 101 (FGIC) (GO) (STAID) 5.250%, 12/15/11	1,000	1,109
Loveland, Escrowed to Maturity (GO) 8.875%, 11/01/05 (a)	745	776
Mesa County, Escrowed to Maturity, Zero Coupon Bond (RB) 3.539%, 12/01/11 (a) (c)	5,500	4,242
Montrose Memorial Hospital, Callable 12/01/13 @ 102 (RB) 5.700%, 12/01/17	2,170	2,219
Westminster Water & Wastewater Utilities Improvement, Callable 12/01/04 @ 100 (AMBAC) (RB) 6.000%, 12/01/09	1,000	1,007
		48,101
Connecticut – 0.7%
Mashantucket Western Pequot Tribe, Series A, Callable 09/01/06 @ 102, Pre-refunded 09/01/07 @ 101 (RB) 6.400%, 09/01/11 (b) (f)	4,170	4,644
Delaware – 0.1%
Delaware State Health Facilities Authority, Partially Pre-refunded 10/01/04 @ 100 (RB) 7.000%, 10/01/15 (b)	400	400
Florida – 1.2%
Greater Orlando Aviation Authority, Airport Facilities (AMT) (FGIC) (RB) 5.250%, 10/01/09	1,815	1,982
Lee County Industrial Development Authority, Shell Point Village Health Project, Series A (RB) 5.500%, 11/15/08	1,000	1,067
Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community (RB) 5.250%, 10/01/13	1,400	1,433
Palm Beach County Housing Facilities, Lourdes Noreen McKeen (RAAI) (RB) 3.500%, 12/01/08	785	805
3.750%, 12/01/09	815	838
Tampa Excise Tax, Callable 10/01/04 @ 100 (RB) 6.125%, 04/01/08	2,000	2,166
		8,291

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Georgia – 0.2%
Cherokee County Water & Sewer Authority, Escrowed to Maturity, Callable 02/01/05 @ 101.50 (MBIA) (RB) 11.250%, 08/01/07 (a)	$1,445	$1,683
Hawaii – 0.7%
Hawaii State Airport System, Series B (AMT) (FGIC) (RB) 6.250%, 07/01/06	2,000	2,142
Hawaii State Harbor System, Series A (AMT) (FSA) (RB) 5.250%, 07/01/08	2,270	2,476
		4,618
Idaho – 0.2%
Ada & Canyon Counties, Joint School District #2, Pre-refunded 07/30/05 @ 101 (GO) 5.500%, 07/30/11 (b)	1,000	1,042
Illinois – 18.4%
Bolingbrook, Capital Appreciation, Escrowed to Maturity, Zero Coupon Bond (FGIC) (GO) 4.950%, 01/01/06 (a) (c)	1,000	977
Bolingbrook, Capital Appreciation, Zero Coupon Bond (GO) 4.850%, 01/01/05 (c)	1,080	1,076
Champaign County Community Unit School District #004 (GO) 8.250%, 01/01/09	1,315	1,595
Chicago Water, Zero Coupon Bond (FGIC) (RB) 6.776%, 11/01/08 (c)	5,150	4,589
5.260%, 11/01/09 (c)	6,450	5,500
Chicago, City Colleges, Zero Coupon Bond (FGIC) (GO) 5.900%, 01/01/15 (c)	10,000	6,466
Chicago, Midway Airport Project, Series C (MBIA) (RB) 5.500%, 01/01/14	1,300	1,468
Chicago, Park District, Parking Facilities Authority (ACA) (RB) 5.500%, 01/01/08	3,585	3,938
Chicago, Project & Refunding (FSA) (GO) 5.500%, 01/01/13	1,000	1,141
Chicago, Project & Refunding, Series A (FGIC) (GO) 5.250%, 01/01/11	5,000	5,582
Chicago, Single Family Mortgages, Series A, Callable 03/01/06 @ 103 (AMT) (FHLMC) (FNMA) (GNMA) (RB) 5.250%, 03/01/13	40	40
Cook County Community High School District #219, Zero Coupon Bond (FSA) (GO) 4.900%, 12/01/07 (c)	1,560	1,440
Cook County Community Unit School District #102, Zero Coupon Bond (FGIC) (GO) 5.200%, 12/01/13 (c)	2,440	1,683
Cook County Community Unit School District #401 Elmwood Park, Zero Coupon Bond (FSA) (GO) 5.800%, 12/01/11 (c)	3,625	2,782

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Cook County Community Unit School District #65, Evanston, Series A (FSA) (GO) 6.375%, 05/01/09	$3,000	$3,459
Cook County High School District #200, Oak Park, Zero Coupon Bond (FSA) (GO) 4.900%, 12/01/06 (c)	2,265	2,156
Cook County School District #088 Bellwood, Series B, Callable 12/01/14 @ 100 (FSA) (GO) 5.000%, 12/01/17 (c)	1,675	1,821
Cook County School District #123, Oak Lawn, Capital Appreciation, Zero Coupon Bond (MBIA) (GO) 5.100%, 12/01/15 (e)	2,250	1,393
Cook County, Escrowed to Maturity (MBIA) (GO) 7.250%, 11/01/07 (a)	2,000	2,139
Cook County, Series A (MBIA) (GO) 6.250%, 11/15/11	1,000	1,183
Du Page County Community High School District #94, West Chicago (FSA) (GO) 7.250%, 11/01/09	1,780	2,140
Granite Single Family Mortgage (RB) 7.750%, 10/01/11	760	896
Illinois Development Finance Authority, Midwestern University, Series B, Callable 05/15/11 @ 101 (RB) 5.750%, 05/15/16	350	380
Illinois Health Facilities Authority, St. Benedict, Series 2003A-2, Callable 11/15/05 @ 100 (RB) 5.750%, 11/15/15	2,750	2,751
Illinois State (AMBAC) (COP) (MLO) 6.000%, 07/01/06	1,000	1,069
Illinois State Development Finance Authority, Elgin School District, Zero Coupon Bond (RB) 5.210%, 01/01/18 (c)	2,750	1,499
Illinois State Development Finance Authority, Elmhurst Community School #205, Callable 01/01/11 @ 100 (FSA) (RB) 6.375%, 01/01/13	1,025	1,200
Illinois State Development Finance Authority, Waste Management Project (AMT) (RB) 5.850%, 12/01/07	1,000	1,060
Illinois State Educational Facilities Authority, Loyola University of Chicago, Series A, Escrowed to Maturity (RB) 7.000%, 07/01/07 (a)	1,000	1,105
Illinois State Educational Facilities Authority, The Art Institute of Chicago, Mandatory Put 03/01/06 @ 100 (RB) 4.700%, 03/01/30	4,500	4,652
Illinois State Health Facilities Authority (RB) 6.500%, 02/15/06	1,130	1,192
Illinois State Health Facilities Authority, Covenant Retirement Communities, Series A (RAAI) (RB) 3.875%, 12/01/08	1,000	1,038
4.350%, 12/01/10	1,605	1,685
Illinois State Health Facilities Authority, Evangelical, Escrowed to Maturity (RB) 6.750%, 04/15/12 (a)	1,320	1,567

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Illinois State Health Facilities Authority, Mercy Hospital & Medical Center, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 10.000%, 01/01/15 (a)	$780	$1,054
Illinois State Sales Tax (RB) 6.000%, 06/15/09	2,500	2,849
5.100%, 06/15/10	2,000	2,215
Illinois State, First Series, Callable 08/01/10 @ 100 (GO) 5.500%, 08/01/15	4,500	5,044
Kane County School District #129, Aurora West Side, Series A (GO) (MBIA) 6.500%, 02/01/07	1,000	1,099
Lake County Community School District #50, Woodland, Series A, Callable 12/01/08 @ 100 (FGIC) (GO) 5.000%, 12/01/09	1,000	1,083
Lake County Community Unit School District #50, Woodland (GO) (MBIA) 8.500%, 01/01/07	1,460	1,663
Lake County Community Unit School District #60, Waukegan, Series B (FSA) (GO) 6.000%, 12/01/07	2,785	3,100
7.500%, 12/01/08	3,640	4,331
Lake County School District #56, Gurnee (FGIC) (GO) 8.375%, 01/01/10	1,290	1,618
Madison & Jersey Counties Unit School District #11, Alton, Capital Appreciation, Zero Coupon Bond (FSA) (GO) 5.350%, 12/01/19 (c)	2,100	1,033
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Zero Coupon Bond (FGIC) (RB) 5.000%, 06/15/09 (c)	35	30
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Callable 06/15/06 @ 102 (AMBAC) (RB) 6.000%, 06/15/07	750	813
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Callable 12/15/09 @ 101 (FGIC) (RB) 5.550%, 12/15/11	675	762
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Escrowed to Maturity, Zero Coupon Bond (FGIC) (RB) 5.000%, 06/15/09 (a) (c)	1,465	1,268
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Pre-refunded 06/15/06 @ 102 (AMBAC) (RB) 6.000%, 06/15/07 (b)	250	272
Morton Grove Residential Housing, Escrowed to Maturity (MBIA) (RB) 7.350%, 09/01/09 (a) (f)	5,570	6,705
Rockford School District #205 (FGIC) (GO) 5.000%, 02/01/14	500	552
Springfield Electric Revenue (MBIA) (RB) 6.000%, 03/01/06	1,050	1,110
St. Clair County, Callable 10/01/09 @ 102 (FGIC) (GO) 6.000%, 10/01/11	1,000	1,157
St. Clair County, Public Building, Series C (FGIC) (RB) (MLO) 6.000%, 12/01/09	2,175	2,494

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Will County School District #365, Zero Coupon Bond (FSA) (GO) 4.530%, 11/01/05 (c)	$1,685	$1,653
Will County School District #86, Zero Coupon Bond (FSA) (GO) 5.600%, 11/01/17 (c)	3,870	2,145
Winnebago & Boone Counties School District #205, Series C, Partially Escrowed to Maturity (FGIC) (GO) 6.000%, 02/01/08 (a)	5,065	5,641
Winnebago County School District #122, Harlem-Love Park, Zero Coupon Bond (FSA) (GO) 5.200%, 01/01/17 (c)	3,000	1,727
		124,080
Indiana – 2.3%
Crown Point Multi-School Building, First Mortgage (MBIA) (RB) (MLO) 7.625%, 01/15/08	1,000	1,161
Evansville Vanderburgh, Public Leasing, Callable 01/15/12 @ 100 (MBIA) (RB) (MLO) 5.750%, 07/15/18	1,000	1,116
Franklin Township Independent School Building Corporation (RB) 5.750%, 07/15/09	1,235	1,403
Gary Sanitation District, Special Tax District (GO) (RAAI) 3.750%, 02/01/11	1,260	1,278
Indiana State Educational Facilities Authority, St. Joseph's College Project (RB) 6.100%, 10/01/09	1,200	1,336
Indiana State Educational Facilities Authority, St. Joseph's College Project, Callable 10/01/09 @ 102 (RB) 6.600%, 10/01/14	1,410	1,572
Indiana State Housing Authority, Series B-1, Callable 07/01/05 @ 102 (RB) 6.150%, 07/01/17	385	388
Indiana Transportation Finance Authority, Escrowed to Maturity, Callable 06/01/11 @ 100 (RB) 5.750%, 06/01/12 (a)	180	205
Indiana Transportation Finance Authority, Series A (AMBAC) (RB) 5.750%, 06/01/12	1,820	2,112
Indiana University, Series K, Zero Coupon Bond (MBIA) (RB) 5.360%, 08/01/11 (c)	750	584
Indianapolis Industry Local Public Improvement Board, Series D (RB) 6.600%, 02/01/07	1,960	2,156
St. Joseph County Hospital, Callable 02/15/08 @ 101 (MBIA) (RB) 4.750%, 08/15/12	1,000	1,047
Zionsville Community Schools Building, First Mortgage Bonds, Callable 01/15/12 @ 100 (FGIC) (RB) (MLO) (STAID) 5.750%, 07/15/15	775	883
		15,241
Iowa – 0.9%
Iowa Higher Education Authority, Callable 10/01/12 @ 100 (ACA) (RB) 5.500%, 10/01/28	2,000	2,059

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Iowa Higher Education Authority, Central College (RB) 5.450%, 10/01/26	$1,000	$1,043
Muscatine Electric, Escrowed to Maturity, Callable 01/01/05 @ 100 (RB) 9.700%, 01/01/13 (a)	2,140	2,744
		5,846
Kansas – 1.3%
Butler County Public Building Authority (MBIA) (RB) (MLO) 6.375%, 10/01/10	1,000	1,177
Johnson County Residual Housing, Escrowed to Maturity, Zero Coupon Bond, Callable 05/01/12 @ 100 (RB) 3.800%, 05/01/12 (a) (c)	7,500	5,658
Sedgwick & Shawnee Counties, Single Family Mortgages, Series A-2 (GNMA) (RB) 6.700%, 06/01/29	870	878
Sedgwick County School District #267 (AMBAC) (GO) 5.250%, 11/01/12	1,045	1,183
		8,896
Kentucky – 0.7%
Kentucky State Turnpike Authority, Escrowed to Maturity (RB) 7.200%, 07/01/09 (a)	1,065	1,199
Kentucky State Turnpike Authority, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.000%, 07/01/11 (a)	730	813
Louisville Water, Escrowed to Maturity (RB) 6.000%, 11/15/07 (a)	1,250	1,385
Louisville Water, Escrowed to Maturity, Callable 10/01/04 @ 101 (RB) 6.375%, 11/01/07 (a)	1,000	1,082
		4,479
Louisiana – 0.3%
Louisiana Local Government Environmental Facilities, Community Development Authority, Callable 01/01/12 @ 101 (AMT) (RB) 6.650%, 01/01/25	840	868
Orleans Parish, Parishwide School District, Series A (FGIC) (GO) 7.375%, 09/01/07	1,145	1,311
		2,179
Maine – 0.3%
Maine Municipal Bond Bank, Series B (FSA) (GO) 5.750%, 11/01/10	2,000	2,305
Massachusetts – 4.2%
Boston Industrial Development Financing Authority, Crosstown Center Project, Callable 09/01/12 @ 102 (AMT) (RB) 6.500%, 09/01/35	2,000	1,978
Massachusetts Bay Transportation Authority, General Transportation System Project, Series C (FGIC) (RB) 5.750%, 03/01/10	2,100	2,390
Massachusetts Bay Transportation Authority, Series A (RB) 6.250%, 03/01/12	1,875	2,224

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Massachusetts State Commonwealth, Special Obligation, Series A (RB) 5.500%, 06/01/13	$1,000	$1,147
Massachusetts State Health & Educational Facilities Authority, Partners Healthcare System, Series A, Callable 07/01/07 @ 101 (MBIA) (RB) 5.100%, 07/01/10	3,000	3,231
Massachusetts State Port Authority (RB) 5.750%, 07/01/12	1,000	1,148
Massachusetts State Port Authority, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 13.000%, 07/01/13 (a)	4,270	6,266
Massachusetts State, Multi-Family Housing, Escrowed to Maturity, Callable 10/01/04 @ 100 (FHA) (RB) 6.350%, 04/01/08 (a)	815	838
Massachusetts State, Series A, Callable 01/01/11 @ 100 (GO) 5.125%, 01/01/16	3,000	3,307
Massachusetts State, Series B, Pre-refunded 05/01/10 @ 100 (GO) 5.000%, 05/01/12 (b)	5,000	5,488
		28,017
Michigan – 5.5%
Chippewa Valley Schools, Callable 05/01/12 @ 100 (GO) (MQSBLF) 5.500%, 05/01/14	1,775	2,013
Constantine Public Schools, Callable 11/01/12 @ 100 (GO) (MQSBLF) 5.000%, 05/01/15	1,050	1,138
5.000%, 05/01/16	1,075	1,159
Detroit (AMT) (FSA) (GO) 5.750%, 04/01/09	1,255	1,399
Detroit Water Supply, Escrowed to Maturity, Callable 10/01/04 @ 100 (FGIC) (RB) 6.250%, 07/01/12 (a)	285	298
Gibraltar School District, Callable 11/01/12 @ 100 (GO) (MQSBLF) 5.500%, 05/01/15	1,175	1,337
Lakeshore Public Schools, Callable 05/01/11 @ 100 (GO) 5.000%, 05/01/12	1,260	1,379
Lakeview Public Schools, Callable 05/01/11 @ 100 (GO) 5.000%, 05/01/14	1,985	2,168
Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Mandatory Put 11/15/05 @ 100 (RB) 5.200%, 11/15/33	3,000	3,108
Michigan State Hospital Finance Authority, Henry Ford Health Systems, Series A, Callable 03/01/13 @ 100 (RB) 5.500%, 03/01/15	3,500	3,773
Michigan State Hospital Finance Authority, Henry Ford Hospital, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 9.000%, 05/01/08 (a)	4,500	5,122
Michigan State Housing Development Authority, Green Hill Project, Callable 10/01/04 @ 102 (FNMA) (RB) 5.125%, 07/15/08	1,620	1,655

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Michigan State Strategic Fund, Dow-Chemical Project, Mandatory Put 06/01/06 @ 100 (RB) 3.800%, 06/01/14 (d)	$2,200	$2,223
Oakland University, Callable 05/15/05 @ 102 (MBIA) (RB) 5.600%, 05/15/10	1,000	1,045
Rochester Community School District, Series 1, Pre-refunded 05/01/10 @ 100 (FGIC) (GO) 5.375%, 05/01/11 (b)	2,000	2,250
Romulus Economic Development Corporation, Partnership Project, Escrowed to Maturity, Callable 10/01/04 @ 101.50 (RB) 7.000%, 11/01/15 (a)	1,300	1,644
Wayne Charter County Airport, Series A, Callable 12/01/08 @ 101 (AMT) (MBIA) (RB) 5.250%, 12/01/09	5,000	5,425
		37,136
Minnesota – 3.8%
Lakeville Independent School District #194, School Building, Series C (FSA) (GO) (MSDCEP) 4.500%, 02/01/12	1,000	1,082
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMT) (FGIC) (RB) 5.750%, 01/01/10	1,000	1,113
Minneapolis & St. Paul Metropolitan Airports Commission, Series B, Callable 01/01/08 @ 101 (AMBAC) (AMT) (RB) 5.375%, 01/01/10	3,000	3,209
Minneapolis Hospital & Rehabilitation, Escrowed to Maturity (RB) 10.000%, 06/01/13 (a)	965	1,262
Minnesota Agriculture & Economic Development Board, Health Care Systems, Series A, Callable 11/15/10 @ 101 (RB) 5.875%, 11/15/11	2,135	2,402
Monticello, Big Lake Community Hospital District, Health Care Facilities, Series C (RB) 5.250%, 12/01/11	1,940	2,019
Moorhead Independent School District #152, Callable 04/01/12 @ 100 (FGIC) (GO) (MSDCEP) 5.000%, 04/01/13	1,270	1,402
Robbinsdale Independent School District #281 (GO) (MSDCEP) 5.000%, 02/01/09	1,250	1,371
Robbinsdale Independent School District #281, Callable 02/01/09 @ 100 (GO) (MSDCEP) 5.250%, 02/01/12	1,435	1,577
South Washington County Independent School District #833, Series A, Callable 02/01/10 @ 100 (GO) (MSDCEP) 5.300%, 02/01/11	1,000	1,107
St. Paul Housing & Redevelopment Authority, Callable 08/01/06 @ 102.50 (AMBAC) (RB) 6.400%, 02/01/07	1,195	1,311
6.400%, 08/01/07	1,205	1,328
6.500%, 02/01/09	1,315	1,451
St. Paul Port Authority Hotel, Pre-refunded 08/01/08 @ 100 (RB) 8.050%, 08/01/21 (b)	2,335	2,789
St. Paul Port Authority, Office Building at Cedar St.-03-12 (MLO) (RB) 4.000%, 12/01/11	2,045	2,143
		25,566

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Missouri – 0.1%
Missouri State Environmental Improvement & Energy Resourse Authority, Series B (RB) 5.250%, 01/01/16	$675	$770
Nebraska – 1.7%
Douglas County Hospital Authority #002, Medical Center (GTY) (RB) 5.000%, 11/15/11	2,860	3,097
Douglas County Hospital Authority #1, Immanuel Medical Center, Callable 09/01/07 @ 102 (AMBAC) (RB) 4.800%, 09/01/08	1,400	1,512
Nebraska Educational Finance Authority, Creighton University Project, Callable 01/01/06 @ 101 (AMBAC) (RB) 5.600%, 01/01/07	2,500	2,634
Nebraska Educational Telecommunication Commission, Leasing Project, Series 2000 (MLO) (RB) 6.000%, 02/01/06	1,275	1,342
Nebraska Investment Financial Authority, Great Plains Regional Medical Center (RAAI) (RB) 4.700%, 11/15/11	500	534
Nebraska Investment Financial Authority, Great Plains Regional Medical Center, Callable 05/15/12 @ 100 (RAAI) (RB) 4.800%, 11/15/12	500	534
4.900%, 11/15/13	600	638
Omaha Northwest Library Facilities, Callable 08/15/07 @ 102 (MLO) (RB) 5.250%, 08/15/12	975	1,071
		11,362
Nevada – 1.6%
Carson City, Carson-Tahoe Hospital Project (RB) 5.750%, 09/01/11	1,000	1,091
5.750%, 09/01/12	1,055	1,148
Clark County School District, Building & Renovation, Series B, Callable 06/15/07 @ 101 (FGIC) (GO) 5.750%, 06/15/08	1,000	1,106
Nevada State, Callable 06/01/08 @ 100 (GO) 5.250%, 06/01/11	3,000	3,277
Washoe County, Escrowed to Maturity, Callable 02/01/05 @ 100 (GO) 9.875%, 08/01/09 (a)	3,455	4,178
		10,800
New Hampshire – 0.3%
New Hampshire Health & Educational Facilities Authority, Callable 07/01/14 @ 100 (RB) 5.375%, 07/01/24	1,250	1,263
New Hampshire Health & Educational Facilities Authority, Southern New Hampshire Medical Center, Series A (RAAI) (RB) 5.000%, 10/01/13	790	854
		2,117
New Jersey – 0.7%
New Jersey Health Care Facilities, Capital Health Systems, Series A (RB) 5.500%, 07/01/12	1,500	1,630

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.500%, 06/15/08	$2,000	$2,206
New Jersey State Turnpike Authority, Escrowed to Maturity (RB) 6.750%, 01/01/09 (a)	820	866
		4,702
New Mexico – 0.9%
Farmington, Pre-refunded 07/01/05 @ 100 (RB) 9.875%, 01/01/13 (b)	5,575	5,875
New York – 3.6%
Hempstead Town Industrial Development Agency, Callable 12/01/06 @ 102 (MBIA) (RB) 5.000%, 12/01/08	2,000	2,138
Long Island Power Authority, Series B (RB) 5.250%, 12/01/13	4,000	4,427
New York City Transitional Finance Authority, Series A, Callable 11/01/11 @ 100 (RB) 5.500%, 11/01/26	1,000	1,127
New York State Dormitory Authority, Mental Health Services Facilities, Callable 08/15/10 @ 100 (FSA) (RB) 5.750%, 02/15/11	1,200	1,359
New York State Dormitory Authority, State Personal Income Tax, Series A (FSA) (RB) 5.500%, 03/15/12	2,000	2,292
New York State Environmental Facilities, Pollution Control, Series D, Pre-refunded 11/15/04 @ 102 (RB) 6.400%, 05/15/06 (b)	530	544
New York State Environmental Facilities, Pollution Control, Series D-02, Callable 11/15/04 @ 102 (RB) 6.400%, 05/15/06	225	231
New York State Environmental Facilities, Pollution Control, Series D-02, Pre-refunded 11/15/04 @ 102 (RB) 6.400%, 05/15/06 (b)	495	508
New York, Series A, Callable 08/01/12 @ 100 (GO) 5.750%, 08/01/15	3,220	3,605
New York, Series C, Callable 03/15/12 @ 100 (GO) 5.500%, 03/15/14	3,000	3,314
New York, Series D (GO) 5.500%, 06/01/12	2,000	2,251
New York, Series G (GO) (XLCA) 5.500%, 08/01/12	2,000	2,275
		24,071
North Carolina – 0.8%
North Carolina Eastern Power Agency, Series D (RB) 5.375%, 01/01/13	2,955	3,216
North Carolina Power Agency #1, Series A, Callable 01/01/13 @ 100 (FSA) (RB) 5.250%, 01/01/16	2,000	2,199
		5,415
North Dakota – 0.2%
Fargo Health Systems, Meritcare Obligated Group, Series A (FSA) (RB) 5.000%, 06/01/09	715	780

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
North Dakota State Industrial Commission, Lignite Program, Series A (RB) 5.750%, 11/15/05	$500	$513
		1,293
Ohio – 1.5%
Lorain County Hospital Facilities, Catholic Healthcare Partners, Series B, Callable 09/01/07 @ 102 (MBIA) (RB) 5.375%, 09/01/09	1,000	1,097
Ohio State Building Authority, Administration Building Fund Project, Series A, Callable 10/01/08 @ 101 (MLO) (RB) 5.250%, 10/01/09	3,000	3,311
Ohio State Water Development Authority, Escrowed to Maturity, Callable 12/01/04 @ 100 (RB) 9.375%, 12/01/10 (a)	2,320	2,719
Richland County Hospital Facilities, Series A (RB) 5.450%, 11/15/04	690	693
5.500%, 11/15/05	725	750
5.550%, 11/15/06	765	812
5.650%, 11/15/08	595	650
		10,032
Oklahoma – 2.4%
Cherokee County Economic, Zero Coupon Bond, Escrowed to Maturity (AMBAC) (RB) 5.610%, 11/01/11 (a) (c)	3,340	2,590
Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project, Callable 10/01/14 @ 101 (AMT) (RB) 5.750%, 01/01/23	1,430	1,359
Oklahoma County Housing Finance Authority, Series B, Zero Coupon Bond, Pre-refunded 03/01/06 @ 56.92 (RB) 5.740%, 07/01/12 (b) (c)	3,690	2,043
Oklahoma Housing Finance Agency, Series A-2, Callable 05/01/05 @ 100 (FNMA) (RB) 5.500%, 11/01/25	3,000	3,055
South Oklahoma City, Callable 10/01/04 @ 100, Pre-refunded 02/01/10 @ 100 (RB) 9.750%, 02/01/13 (b)	3,845	4,798
Tulsa Educational Facilities Authority, Holland Hall School Project, Series B, Callable 12/01/08 @ 101 (RB) 4.600%, 12/01/09	1,195	1,271
Tulsa Metropolitan Utility Authority, Callable 09/01/05 @ 102 (RB) 5.600%, 09/01/06	1,000	1,053
		16,169
Oregon – 1.9%
Clackamas County School District #7J, Lake Oswego, Callable 06/01/11 @ 100 (GO) 5.375%, 06/01/14	3,105	3,479
Lane County School District #52, Bethel (GO) (SBG) 5.500%, 06/15/09	1,000	1,122
Oregon State Department, Administrative Services, Series A (COP) (FSA) (MLO) 5.500%, 11/01/13	1,275	1,465

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Oregon State Department, Administrative Services, Series E, Callable 11/01/12 @ 100 (COP) (FSA) (MLO) 5.000%, 11/01/14	$2,170	$2,388
Polk, Marion & Benton Counties, School District #13-J (FGIC) (GO) 5.500%, 12/01/04	1,015	1,022
Washington County Unified Sewer Agency, Series 1 (FGIC) (RB) 5.750%, 10/01/08	2,000	2,246
Washington County, Criminal Justice Facilities, Pre-refunded 12/01/04 @ 100 (GO) 5.625%, 12/01/05 (b)	900	906
		12,628
Pennsylvania – 0.8%
Central Greene School District, Capital Appreciation, Escrowed to Maturity, Zero Coupon Bond, Callable 10/01/04 @ 70.702 (GO) (MBIA) (STAID) 4.690%, 12/01/07 (a) (c)	2,000	1,852
Montgomery County, Industrial Development Authority, PECO Energy Project, Series A, Mandatory Put 10/01/04 @ 100 (RB) 5.200%, 10/01/30	2,000	2,000
Philadelphia Hospitals Authority, Pre-refunded 07/01/05 @ 100 (RB) 9.875%, 07/01/10 (b)	1,150	1,220
		5,072
Puerto Rico – 0.3%
Puerto Rico Electric Power Authority, Series AA (MBIA) (RB) 6.000%, 07/01/06	1,000	1,073
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	1,000	1,039
		2,112
South Carolina – 1.4%
Charleston EDL Excellence Finance, Charleston County School District Project (RB) 5.000%, 12/01/13	2,000	2,200
Lexington County Health Services District Inc., Lexington Medical Center, Callable 11/01/13 @ 100 (RB) 5.500%, 11/01/23	2,000	2,077
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A (RB) 6.000%, 08/01/13	1,000	1,102
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C (RB) 6.000%, 08/01/13	2,000	2,204
South Carolina State Public Service Authority, Series A (MBIA) (RB) 5.500%, 01/01/10	1,665	1,873
		9,456
South Dakota – 1.1%
Deadwood (ACA) (COP) (MLO) 5.500%, 11/01/07	800	858
5.600%, 11/01/08	845	917
South Dakota State Health & Educational Facilities Authority, Sioux Valley Hospital (RB) 5.250%, 11/01/08	900	975

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
South Dakota State Health & Educational Facilities Authority, Westhills Village Retirement (RB) 5.650%, 09/01/05	$665	$674
5.800%, 09/01/06	735	755
5.900%, 09/01/07	755	785
4.750%, 09/01/11	530	546
5.000%, 09/01/12	1,000	1,037
South Dakota State Health & Educational Facilities Authority, Westhills Village Retirement Community, Callable 09/01/12 @ 101 (RB) 5.000%, 09/01/13	1,000	1,037
		7,584
Tennessee – 1.6%
Metropolitan Government Nashville & Davidson County, Escrowed to Maturity, Callable 10/01/04 @ 102 (RB) 6.400%, 04/01/11 (a)	1,030	1,225
Shelby County Health, Educational & Housing Facilities Board, Methodist Healthcare, Callable 09/01/12 @ 100 (RB) 6.000%, 09/01/16	1,500	1,769
Shelby County Health, Educational & Housing Facilities Board, St. Jude's Children's Research (RB) 5.000%, 07/01/09	500	538
Sullivan County Health, Educational & Housing Facilities, Wellmont Health Systems Project (RB) 6.250%, 09/01/11	1,465	1,619
6.250%, 09/01/12	1,085	1,199
Sullivan County Health, Educational & Housing Facilities, Wellmont Health Systems Project, Callable 09/01/12 @ 101 (RB) 6.500%, 09/01/13	2,215	2,472
Sullivan County Health, Educational & Housing Facilities, Wellmont Health Systems Project, Callable 09/01/13 @ 100 (RAAI) (RB) 5.000%, 09/01/16	2,000	2,119
		10,941
Texas – 9.3%
Abilene Health Facilities Development, Sears Methodist Retirement, Series A (RB) 5.100%, 11/15/05	1,115	1,123
5.250%, 11/15/06	1,175	1,190
5.300%, 11/15/07	1,000	1,029
5.350%, 11/15/08	1,300	1,348
Amarillo Independent School District (GO) (PSFG) 7.000%, 02/01/06	1,035	1,104
Austin, Callable 09/01/11 @ 100 (GO) 5.000%, 09/01/13	4,510	4,952
Bexar County, Zero Coupon Bond (GO) (MBIA) 3.780%, 06/15/06 (c)	1,000	966
Brazos River Authority, Electric Company Project, Series 1999-B, Mandatory Put 04/01/13 @ 100 (AMT) (RB) 6.750%, 09/01/34	2,000	2,255
Brazos River Authority, Electric Company Project, Series A, Mandatory Put 05/01/05 @ 100 (AMT) (RB) 3.000%, 05/01/29 (d)	1,000	1,001

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Brazos River Authority, Electric Company Project, Series C, Mandatory Put 11/01/11 @ 100 (AMT) (RB) 5.750%, 05/01/36 (d)	$1,585	$1,670
Brazos River Harbor District, Dow Chemical, Series A-5, Mandatory Put 05/15/12 @ 100 (AMT) (RB) 5.700%, 05/15/33	1,000	1,085
Cypress-Fairbanks Independent School District, Callable 02/15/10 @ 100 (GO) (PSFG) 5.500%, 02/15/18	4,000	4,424
Frisco, Callable 02/05/11 @ 100 (FGIC) (GO) 5.000%, 02/15/18	1,125	1,203
5.000%, 02/15/19	1,675	1,781
Galveston County, Escrowed to Maturity, Callable 10/01/04 @ 100 (GO) (MBIA) 6.400%, 02/01/05 (a)	315	320
Grapevine Industrial Development, Air Cargo, Callable 01/01/12 @ 101 (AMT) (RB) 6.500%, 01/01/24	500	512
Grapevine-Colleyville Independent School District (GO) (PSFG) 8.250%, 06/15/07	1,440	1,666
Gregg County Health Facilities Development, Good Shepherd Medical Center, Series A (RB) 5.750%, 10/01/09	2,895	3,123
Houston Airport Systems (FSA) (RB) 5.250%, 07/01/11	2,735	3,055
Houston Airport Systems, Escrowed to Maturity (RB) 8.200%, 07/01/05 (a)	215	225
Houston Health Facilities Development, Buckingham Senior Living Community, Series A, Callable 02/15/14 @ 101 (RB) 7.000%, 02/15/23	2,000	2,068
Irving Independent School District, Series A, Zero Coupon Bond (GO) (PSFG) 5.000%, 02/15/09 (c)	5,000	4,375
Jefferson County Health Facilities Development, Baptist Hospitals (AMBAC) (FHA) (RB) 4.400%, 08/15/09	1,000	1,064
Kaufman County, Callable 02/15/12 @ 100 (FSA) (GO) 5.000%, 02/15/17	1,000	1,065
Keller Independent School District, Callable 08/15/11 @ 100 (GO) (PSFG) 5.375%, 08/15/14	2,000	2,242
North Harris Montgomery Community College District, Callable 02/15/12 @ 100 (FGIC) (GO) 5.375%, 02/15/15	2,535	2,835
Odessa Housing Finance, Escrowed to Maturity, Zero Coupon Bond, Callable 12/01/04 @ 55.53 (MBIA) (RB) 3.780%, 06/01/12 (a) (c)	1,465	1,090
Port Houston Authority, Harris County, Series B, Callable 10/01/11 @ 100 (AMT) (FGIC) (GO) 5.500%, 10/01/12	2,405	2,664
Richardson Hospital Authority (RB) 5.500%, 12/01/13	1,290	1,362
Richardson Hospital Authority, Callable 12/01/13 @100 (RB) 5.500%, 12/01/14	1,310	1,368

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sam Rayburn Municipal Power Agency, Callable 10/01/04 @ 100, Partially Pre-refunded 09/01/09 @ 100 (MBIA) (RB) 6.000%, 09/01/10 (b)	$1,420	$1,612
San Antonio Electric & Gas, Series A, Callable 02/01/09 @ 101 (RB) 5.250%, 02/01/13	2,135	2,351
San Antonio Independent School District (GO) (PSFG) 7.000%, 08/15/07	1,000	1,131
Texas State Public Finance Authority, Parks & Wildlife Projects, Callable 02/01/08 @ 100 (AMBAC) (RB) (MLO) 6.000%, 08/01/08	1,000	1,109
Texas State, Callable 10/01/08 @ 100 (GO) 5.000%, 10/01/15	1,000	1,059
Tyler Health Facilities, Mother Frances Hospital (RB) 5.250%, 07/01/12	1,000	1,061
		62,488
Utah – 0.6%
Ashley Valley Water & Sewer, Escrowed to Maturity, Callable 01/01/05 @ 102 (AMBAC) (GO) 10.900%, 01/01/10 (a)	1,500	1,855
South Jordan, Sales Tax, Callable 08/15/11 @ 100 (AMBAC) (RB) 5.500%, 08/15/18	1,000	1,124
Utah State Housing Finance Agency, Single Family Mortgages, Issue F-1, Callable 07/01/05 @ 102 (FHA) (RB) (VA) 6.300%, 01/01/18	100	100
Utah State Housing Finance Agency, Single Family Mortgages, Series III, Class R, Callable 07/01/06 @ 102 (FHA) (RB) (VA) 5.950%, 07/01/08	795	844
		3,923
Virginia – 0.8%
Richmond Industrial Development Authority, Government Facilities (AMBAC) (RB) 5.000%, 07/15/18	1,845	2,045
Riverside Regional Jail Authority, Callable 07/01/05 @ 102 (MBIA) (RB) 5.700%, 07/01/08	905	949
Riverside Regional Jail Authority, Pre-refunded 07/01/05 @ 102 (MBIA) (RB) 5.700%, 07/01/08 (b)	1,095	1,150
Virginia State Peninsula Regional Jail Authority, Callable 10/01/05 @ 101 (MBIA) (RB) 5.300%, 10/01/09	1,000	1,047
		5,191
Washington – 4.9%
Clark County School District #37, Vancouver (FSA) (GO) 5.250%, 12/01/14	1,515	1,717
Energy Northwest, Washington Wind Project, Series A, Callable 01/01/07 @ 103 (RB) 5.100%, 07/01/09	1,850	1,952
5.200%, 07/01/10	1,950	2,052
Island County School District #206, South Widbey, Partially Pre-refunded 12/01/04 @ 100 (AMBAC) (GO) 5.750%, 12/01/06 (b)	700	705

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
King County (AMBAC) (GO) 5.000%, 12/01/12	$2,000	$2,222
King County, Series B, Callable 12/01/07 @ 102 (GO) 5.850%, 12/01/13	2,035	2,301
King County, Series B, Pre-refunded 12/01/07 @ 102 (GO) 5.850%, 12/01/13 (b)	965	1,091
Pierce County School District #320, Sumner (GO) 6.000%, 12/01/06	665	685
Port Seattle Passenger Facility Charge, Series B (AMBAC) (AMT) (RB) 5.000%, 12/01/07	1,000	1,072
Snohomish & Island Counties School District #401, Stanwood (FSA) (GO) (SBG) 5.000%, 12/15/13	2,500	2,775
Snohomish County Housing Authority, Callable 04/01/06 @ 100 (RB) 6.300%, 04/01/16	1,035	1,060
Snohomish County, Callable 12/01/11 @ 100 (GO) (MBIA) 5.375%, 12/01/19	5,000	5,553
Spokane County School District #356, Central Valley, Series B, Zero Coupon Bond (FGIC) (GO) 5.030%, 12/01/14 (c)	5,690	3,725
Washington State Housing Finance, Hearthstone Project, Callable 01/01/05 @ 102 (RB) 6.000%, 01/01/10	810	834
Washington State Public Power Supply System, Nuclear Project #2, Series A, Callable 07/01/06 @ 102 (AMBAC) (RB) 5.700%, 07/01/11	1,000	1,080
Washington State, Series C (GO) 5.500%, 07/01/14	2,275	2,611
Washington State, Series S-5, Zero Coupon Bond (FGIC) (GO) 5.830%, 01/01/16 (c)	3,000	1,838
		33,273
West Virginia – 0.3%
Brooke Pleasants & Tyler Wetzel Counties, Single Family Mortgage, Escrowed to Maturity (RB) 7.400%, 08/15/10 (a)	1,675	2,061
Wisconsin – 2.0%
Door County, Series A, Callable 09/01/11 @ 100 (FGIC) (GO) 5.125%, 09/01/16	1,720	1,877
Fond du Lac, Callable 03/01/12 @ 100 (FGIC) (GO) 3.400%, 03/01/13	1,000	988
Wisconsin State Clean Water, Series 1, Pre-refunded 06/01/05 @ 100 (RB) 5.800%, 06/01/15 (b)	2,915	2,996
Wisconsin State Health & Educational Facilities Authority, Aurora Health Care, Series A, Callable 02/15/09 @ 101 (RB) 5.500%, 02/15/20	1,500	1,520

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Wisconsin State Health & Educational Facilities Authority, Fort Healthcare Income Project, Callable 05/01/14 @ 100 (RB) 5.375%, 05/01/18	$1,250	$1,274
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B (RB) 6.250%, 02/15/09	500	546
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B, Callable 02/15/12 @ 100 (RB) 5.500%, 02/15/13	850	894
Wisconsin State Health & Educational Facilities Authority, Monroe Clinic (RB) 4.450%, 02/15/06	925	949
Wisconsin State Health & Educational Facilities Authority, Southwest Health Center, Series A, Callable 04/01/14 @ 100 (RB) 6.125%, 04/01/24	1,500	1,471
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services (RB) 5.750%, 08/15/11	645	724
		13,239
Wyoming – 0.3%
Lincoln County, Pacificorp Project, Mandatory Put 06/03/12 @ 100 (AMT) (RB) 4.125%, 11/01/25 (d)	2,250	2,214
Convertible Bonds – 1.2%
Chicago, Series A, Convertible, Zero Coupon Bond (GO) (MBIA) 3.489%, 01/01/16 (c)	2,000	1,628
Cook County High School District #209, Proviso Township, Convertible, Zero Coupon Bond (FSA) (GO) 4.210%, 12/01/16 (c)	1,000	917
Illinois Sports Facilities Authority, Convertible, Zero Coupon Bond (AMBAC) (RB) 4.750%, 06/15/13 (c)	1,405	1,182
Illinois Sports Facilities Authority, Convertible, Zero Coupon Bond, Callable 06/15/15 @ 101 (AMBAC) (RB) 5.100%, 06/15/16 (c)	1,620	1,369
Metropolitan Pier & Exposition Authority, State Sales Tax, Convertible, Zero Coupon Bond (FGIC) (MBIA) (RB) 5.200%, 06/15/17 (c)	1,000	748
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (AMBAC) (RB) 5.250%, 06/15/15 (c)	2,750	2,216
		8,060
Total Municipal Bonds (Cost $617,437)		665,200

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Tax Free Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 0.2%
First American Tax Free Obligations Fund, Cl Z (g)	1,508,540	$1,508
Total Affiliated Money Market Fund (Cost $1,508)		1,508
Total Investments – 99.1% (Cost $618,945)		666,708
Other Assets and Liabilities, Net – 0.9%		5,929
Total Net Assets – 100.0%		$672,637

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(e)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $2,470,322 or 0.4% of total net assets. See note 2 in Notes to Financial Statements.

(f)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $11,349,239 or 1.7% of total net assets.

(g)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

ABAG – Association of Bay Area Governments

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $37,803,758, which represents 5.6% of net assets.

CMI – California Mortgage Insurance Program

COMGTY – Commonwealth Guaranty

COP – Certificate of Participation

Cl – Class

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

GTY – Guaranty

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

MQSBLF – Michigan Qualified School Board Loan Fund Program

MSDCEP – Minnesota School District Credit Enhancement Program

PSFG – Permanent School Fund Guarantee

RAAI – Radian Asset Assurance Inc.

RB – Revenue Bond

Intermediate Tax Free Fund (concluded)

SBG – School Board Guaranty

STAID – State Aid Withholding

VA – Veterans Administration

XLCA – XL Capital Assurance Inc.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Minnesota Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.6%
Revenue Bonds – 54.2%
Economic Development – 1.5%
Minneapolis Community Development Agency, Series G-3, Callable 12/01/11 @ 100 5.350%, 12/01/21	$1,000	$1,053
Minnesota State Agricultural & Economic Development Board, Small Business Development, Series B (AMT) 6.500%, 08/01/08	1,335	1,461
Minnesota State Agricultural & Economic Development Board, Small Business Development, Series C (AMT) 6.625%, 08/01/08	1,210	1,330
		3,844
Education – 4.9%
Minneapolis, The Blake School Project, Callable 09/01/11 @ 100 5.000%, 09/01/12	445	479
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 4 4.500%, 10/01/06	505	525
4.850%, 10/01/09	520	556
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 4, Callable 10/01/09 @ 100 5.000%, 10/01/11	500	527
5.000%, 10/01/12	500	523
Minnesota State Higher Education Facilities Authority, Carleton College, Series 3-L1, Callable 05/01/06 @ 100 5.750%, 11/01/12	1,375	1,452
Minnesota State Higher Education Facilities Authority, Minneapolis College of Art and Design 5.000%, 05/01/11	250	265
Minnesota State Higher Education Facilities Authority, St. Benedict College, Callable 03/01/07 @ 100 4.875%, 03/01/08	1,000	1,042
5.100%, 03/01/11	2,885	2,963
Minnesota State Higher Education Facilities Authority, St. Benedict College, Series 5-W 4.200%, 03/01/12	345	356
Minnesota State Higher Education Facilities Authority, St. Catherine College, Series 5-N1, Callable 10/01/12 @ 100 5.250%, 10/01/22	1,500	1,556
Minnesota State Higher Education Facilities Authority, St. John's University, Series 5 (MBIA) 5.000%, 10/01/11	255	282
Minnesota State Higher Education Facilities Authority, St. John's University, Series 5, Callable 10/01/11 @ 100 (MBIA) 5.000%, 10/01/12	480	519
Minnesota State Higher Education Facilities Authority, University of St. Thomas, Callable 10/01/14 @ 100 5.250%, 10/01/19	530	572
Minnesota State Higher Education Facilities Authority, University of St. Thomas, Series 4, Callable 04/01/08 @ 100 5.250%, 04/01/12	385	406

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minnesota State Higher Education Facilities Authority, University of St. Thomas, Series 5-Y 4.250%, 10/01/14	$220	$226
		12,249
Healthcare – 14.4%
Cuyuna Range Hospital District, Series A, Callable 06/01/07 @ 102 5.500%, 06/01/10	435	441
5.650%, 06/01/12	940	948
Duluth Economic Development Authority, Benedictine Health System, Callable 02/15/14 @ 100 5.375%, 02/15/22	2,045	2,116
Duluth Economic Development Authority, The Duluth Clinic, Escrowed to Maturity, Callable 10/01/04 @ 101 (AMBAC) 6.100%, 11/01/04 (a)	250	251
Glencoe Health Care Facilities, Callable 04/01/11 @ 101 7.400%, 04/01/21	1,000	1,086
Hastings Health Care Facility, Regina Medical Center, Callable 09/15/08 @ 100 (ACA) 5.000%, 09/15/13	500	512
Minneapolis & St. Paul Housing & Redevelopment Authority, Healthspan, Series A, Callable 10/01/04 @ 102 (AMBAC) 5.000%, 11/15/13	1,000	1,022
Minneapolis Healthcare System, Allina Health System, Series A, Callable 11/15/12 @ 100 5.750%, 11/15/32	1,300	1,356
6.000%, 11/15/23	2,500	2,684
Minneapolis Healthcare System, Fairview Health Services, Series A 5.000%, 05/15/12	605	645
Minneapolis Healthcare System, Fairview Health Services, Series B (MBIA) 4.500%, 05/15/11	1,170	1,251
Minnesota Agricultural & Economic Development Board, Benedictine Health, Series A (MBIA) 5.000%, 02/15/10	3,815	4,170
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project 5.500%, 02/01/11	280	304
5.500%, 02/01/12	200	217
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project, Callable 02/01/12 @ 101 5.500%, 02/01/15	730	775
Minnesota Agricultural & Economic Development Board, Fairview Hospital Project, Series A, Callable 11/15/07 @ 102 (MBIA) 5.400%, 11/15/08	1,000	1,100
5.500%, 11/15/17	1,500	1,653
5.750%, 11/15/26	500	547
Monticello, Big Lake Community Hospital, Series C, Callable 12/01/12 @ 100 5.750%, 12/01/15	2,320	2,384
Moorhead Economic Development Authority, Eventide Senior Housing, Series B, Callable 10/01/04 @ 102 5.750%, 06/01/16	1,360	1,371

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
New Hope Housing & Health Care Facilities, Masonic Home North Ridge 5.100%, 03/01/05	$550	$554
5.200%, 03/01/06	645	660
5.300%, 03/01/07	685	709
New Hope Housing & Health Care Facilities, Masonic Home North Ridge, Callable 03/01/09 @ 102 5.500%, 03/01/10	500	521
Plymouth Health Facilities, Westhealth Project, Series A, Callable 10/01/04 @ 102 (FSA) 6.200%, 06/01/11	1,360	1,392
Rochester, St. Mary's Hospital, Escrowed to Maturity, Callable 10/01/04 @ 100 5.750%, 10/01/07 (a)	1,095	1,149
Sauk Rapids Health Care & Housing Facilities, Good Shepherd Lutheran Home, Callable 01/01/12 @ 101 5.750%, 01/01/21	1,175	1,187
Shakopee Health Care Facilities, St. Francis Regional Medical Center 4.000%, 09/01/12 (b)	305	303
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Callable 09/01/14 @ 100 5.000%, 09/01/17 (b)	1,785	1,822
St. Cloud Health Care (FSA) 5.500%, 05/01/07	500	541
5.500%, 05/01/08	1,450	1,596
Winona Health Care Facilities, Series A, Callable 07/01/12 @ 102 5.300%, 07/01/17	525	538
5.350%, 07/01/18	590	606
		36,411
Housing – 1.8%
Dakota County Housing & Redevelopment Authority, Single Family Mortgages, Callable 10/01/04 @ 102 (AMT) (FNMA) 6.250%, 10/01/04	5	5
Dakota County Housing & Redevelopment Authority, Single Family Mortgages, Callable 10/01/07 @ 101.50 (AMT) (FNMA) (GNMA) 5.125%, 10/01/20	224	224
Hennepin County Housing & Redevelopment Authority, Loring Park Apartments, Callable 08/15/06 @ 102.50, Mandatory Put 02/15/09 @ 100 (AMT) (FNMA) 3.050%, 06/15/34 (c)	1,150	1,152
Minneapolis, Residual Interest-Convertible Capital Appreciation, Callable 10/01/05 @ 100 7.000%, 10/01/12	642	657
Minnesota State Housing Finance Agency, Rental Housing, Series D, Callable 02/01/05 @ 102 (MBIA) 5.450%, 08/01/07	1,755	1,804
Minnesota State Housing Finance Agency, Single Family Mortgages, Series B, Callable 07/01/09 @ 100 (AMT) 5.550%, 07/01/24	645	646
South St. Paul Housing & Redevelopment Authority, Single Family Mortgages, Callable 10/01/04 @ 102 (FNMA) 5.100%, 09/01/07	120	121

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Vadnais Heights, Single Family Mortgages 5.500%, 11/01/04	$15	$15
6.000%, 11/01/09	20	20
		4,644
Lease Revenue – 2.3%
Andover Economic Development Authority, Andover Community Center, Callable 02/01/14 @ 100 5.000%, 02/01/19	1,225	1,266
Eden Prairie Housing & Redevelopment Authority, Series A, Callable 12/01/10 @ 100 (MLO) 5.000%, 12/01/11	255	280
St. Paul Port Authority, Office Building, Callable 12/01/12 @ 100 (MLO) 5.000%, 12/01/19	2,415	2,568
Stearns County Housing & Redevelopment Authority, Series A, Callable 02/01/08 @ 100 (FSA) (MLO) 4.950%, 02/01/09	1,540	1,645
		5,759
Miscellaneous – 0.9%
Minnesota State Retirement Systems Building, Callable 06/01/10 @ 100 5.450%, 06/01/12	550	615
Seaway Port Authority of Duluth, Cargill Inc. Project 4.200%, 05/01/13	1,500	1,546
		2,161
Pollution Control – 3.0%
Minnesota State Public Facilities Authority, Drinking Water, Series B, Callable 03/01/09 @ 100 5.125%, 03/01/19	2,000	2,150
Minnesota State Public Facilities Authority, Water Pollution Control, Callable 03/01/07 @ 100 5.000%, 03/01/09	2,000	2,127
Minnesota State Public Facilities Authority, Water Pollution Control, Series A, Callable 03/01/08 @ 100 4.500%, 03/01/10	2,100	2,207
Minnesota State Public Facilities Authority, Water Pollution Control, Series A, Callable 03/01/10 @ 100 4.000%, 03/01/11	1,000	1,044
		7,528
Recreational Facility Authority – 1.2%
St. Paul Port Authority, Hotel Facilities, Radisson Kellogg Project, Series 2 6.700%, 08/01/07	1,395	1,372
St. Paul Port Authority, Hotel Facilities, Radisson Kellogg Project, Series 2, Callable 08/01/08 @ 103 7.375%, 08/01/10	1,685	1,664
		3,036
Tax Revenue – 2.7%
Bloomington Port Authority, Mall of America Project, Series A (FSA) 4.900%, 02/01/09	1,000	1,093

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Childrens Trust Fund, Puerto Rico, Tobacco Settlement 4.000%, 05/15/12	$500	$467
Minneapolis, St. Anthony Falls Project, Callable 03/01/12 @ 102 5.000%, 02/01/17	1,040	1,025
St. Paul Housing & Redevelopment Authority, Callable 08/01/06 @ 102.50 (AMBAC) 6.450%, 02/01/08	340	375
St. Paul Housing & Redevelopment Authority, Downtown & Seventh Place Project, Escrowed to Maturity, Callable 10/01/04 @ 100 (AMBAC) 5.350%, 09/01/07 (a)	1,500	1,512
St. Paul Port Authority, Energy Park, Tax Increment (FSA) 5.000%, 02/01/08	2,100	2,247
		6,719
Transportation – 8.2%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A, Callable 01/01/13 @ 100 (MBIA) 5.000%, 01/01/20	2,200	2,331
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMBAC) (AMT) 5.500%, 01/01/07	2,140	2,287
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMT) (FGIC) 5.750%, 01/01/10	2,880	3,204
Minneapolis & St. Paul Metropolitan Airports Commission, Series B, Callable 01/01/08 @ 101 (AMBAC) (AMT) 5.500%, 01/01/09	2,500	2,709
Minneapolis & St. Paul Metropolitan Airports Commission, Series B, Callable 01/01/09 @ 101 (AMT) (FGIC) 5.625%, 01/01/14	1,000	1,069
Minneapolis & St. Paul Metropolitan Airports Commission, Series C, Callable 01/01/11 @ 100 (FGIC) 5.125%, 01/01/20	3,095	3,324
Minnesota Public Facilities Authority Tranportation, Callable 03/01/10 @ 100 5.000%, 03/01/12	970	1,056
Puerto Rico Commonwealth, Highway Transportation Authority, Series AA 5.000%, 07/01/07	1,000	1,073
Puerto Rico Commonwealth, Highway Transportation Authority, Series H, Mandatory Put 07/01/10 @ 100, Callable 07/01/10 @ 100 (AMBAC) 5.000%, 07/01/35 (c)	2,000	2,194
Puerto Rico Commonwealth, Highway Transportation Authority, Series X (MBIA) 5.500%, 07/01/13	1,250	1,449
		20,696
Utilities – 13.3%
Anoka County Resource Recovery, Northern States Power 4.350%, 12/01/04	150	150
4.400%, 12/01/05	2,000	2,036
4.500%, 12/01/07	300	309

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Chaska Electric, Series A 5.500%, 10/01/06	$610	$649
5.550%, 10/01/07	645	701
5.600%, 10/01/08	680	750
5.650%, 10/01/09	720	803
5.650%, 10/01/10	760	853
Chaska Electric, Series A, Callable 10/01/10 @ 100 5.400%, 10/01/11	805	883
5.500%, 10/01/12	845	923
Northern Minnesota Municipal Power Agency, Electric System (FSA) 5.500%, 01/01/07	2,000	2,154
5.500%, 01/01/08	2,090	2,299
Princeton Public Utility System, Callable 04/01/12 @ 100 4.100%, 04/01/15	450	450
Rochester Electric Utility, Callable 12/01/10 @ 100 5.000%, 12/01/16	1,150	1,217
Southern Minnesota Municipal Power Agency, Series A (AMBAC) 5.250%, 01/01/14	3,415	3,855
Southern Minnesota Municipal Power Agency, Series A, Callable 01/01/09 @ 101 (AMBAC) 5.000%, 01/01/11	1,270	1,384
Southern Minnesota Municipal Power Agency, Series A, Escrowed to Maturity, Callable 10/01/04 @ 102 (FGIC) 5.000%, 01/01/06 (a)	995	1,035
Southern Minnesota Municipal Power Agency, Series A, Zero Coupon Bond (MBIA) 5.257%, 01/01/20 (d)	3,500	1,754
5.275%, 01/01/21 (d)	5,000	2,357
Western Minnesota Municipal Power Agency, Series A, Callable 01/01/06 @ 102 (AMBAC) 5.500%, 01/01/11	5,000	5,313
5.500%, 01/01/13	2,000	2,125
Western Minnesota Municipal Power Agency, Series A, Callable 01/01/11 @ 100 (AMBAC) 5.500%, 01/01/12	1,360	1,531
		33,531
Total Revenue Bonds		136,578
General Obligation – 42.1%
Anoka County Capital Improvements, Series B 4.550%, 01/01/11	1,960	2,122
Anoka-Hennepin Independent School District #11, Callable 02/01/11 @ 100 (MSDCEP) 5.000%, 02/01/14	2,000	2,189
Anoka-Hennepin Independent School District #11, Series A (MSDCEP) 5.000%, 02/01/09	1,375	1,508
Anoka-Hennepin Independent School District #11, Series A, Callable 02/01/10 @ 100 (MSDCEP) 5.300%, 02/01/12	1,000	1,118
5.375%, 02/01/13	600	673
Anoka-Hennepin Independent School District #11, Series A, Callable 02/01/11 @ 100 (MSDCEP) 5.000%, 02/01/12	2,845	3,125
Bloomington Independent School District #271, Series B, Callable 02/01/10 @ 100 (MSDCEP) 5.250%, 02/01/11	1,000	1,105

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Buffalo Independent School District #877, Series B (FSA) (MSDCEP) 4.500%, 02/01/13	$325	$351
Burnsville Independent School District #191, Series A (MSDCEP) 5.000%, 02/01/08	300	326
Burnsville Independent School District #191, Series A, Callable 02/01/08 @ 100 (MSDCEP) 5.000%, 02/01/09	1,225	1,318
Centennial Independent School District #12, Series A, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/14	1,040	1,138
Chaska Independent School District #112, Series A (MSDCEP) 4.800%, 02/01/10	1,120	1,224
Crow Wing County, Series A (MBIA) 4.500%, 02/01/14	1,480	1,592
Dakota County Capital Improvements, Series C 4.850%, 02/01/10	1,000	1,097
Duluth Independent School District #709, Callable 02/01/09 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/16	635	676
Elk River Independent School District #728, Series A, Callable 02/01/11 @ 100 (MBIA) (MSDCEP) 5.000%, 02/01/18	1,000	1,080
Faribault Independent School District #656, Callable 06/01/08 @ 100 (MSDCEP) 4.750%, 06/01/15	1,100	1,153
Forest Lake Independent School District #831, Series A, Callable 02/01/08 @ 100 (MSDCEP) 5.000%, 02/01/09	1,115	1,199
Fridley Independent School District #14, Callable 02/01/05 @ 100 (FSA) (MSDCEP) 5.350%, 02/01/26	2,000	2,024
Hastings Independent School District #200, Series A, Callable 02/01/08 @ 100 (MSDCEP) 5.000%, 02/01/11	1,095	1,177
Lakeville Independent School District #194, Callable 02/01/09 @ 100 (MSDCEP) 5.000%, 02/01/16	2,000	2,126
Lakeville Independent School District #194, Series A, Callable 02/01/08 @ 100 (MSDCEP) 5.125%, 02/01/22	1,000	1,055
Lakeville Independent School District #194, Series A, Callable 02/01/13 @ 100 (FGIC) (MSDCEP) 5.000%, 02/01/22	2,435	2,565
Marshall Independent School District #413, Series A (FSA) (MSDCEP) 4.000%, 02/01/11	785	827
Minneapolis & St. Paul Metropolitan Council, Waste Water Treatment, Series A, Callable 03/01/11 @ 100 5.000%, 03/01/13	1,890	2,113
Minneapolis School District #1 (MSDCEP) 4.500%, 02/01/08	1,450	1,553
Minneapolis School District #1, Callable 02/01/06 @ 100 (MSDCEP) 5.000%, 02/01/07	1,025	1,065
Minneapolis, Callable 12/01/11 @ 100 5.000%, 12/01/12	3,600	3,978

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minneapolis, Series B, Callable 09/01/05 @ 100 5.050%, 03/01/06	$6,000	$6,177
Minnesota State, Callable 08/01/07 @ 100 4.800%, 08/01/11	2,010	2,140
4.850%, 08/01/12	4,420	4,712
Moorhead Independent School District #152 (MSDCEP) 5.000%, 04/01/12	1,220	1,358
Moorhead Independent School District #152, Callable 04/01/12 @ 100 (FGIC) (MSDCEP) 5.000%, 04/01/15	3,450	3,751
5.000%, 04/01/16	2,510	2,714
Mounds View Independent School District #621, Series A (MSDCEP) 5.250%, 02/01/10	1,230	1,373
Mounds View Independent School District #621, Series A, Callable 02/01/11 @ 100 (MSDCEP) 5.250%, 02/01/12	1,000	1,113
5.350%, 02/01/16	1,000	1,108
Mounds View Independent School District #621, Series A, Callable 02/01/12 @ 100 (MBIA) (MSDCEP) 5.000%, 02/01/18	2,340	2,503
5.000%, 02/01/19	2,565	2,725
Northfield Independent School District #659, Callable 02/01/11 @ 100 (MSDCEP) 4.600%, 02/01/13	1,100	1,177
5.000%, 02/01/15	1,295	1,406
Pequot Lakes Independent School District #186, Callable 02/01/12 @ 100 (FGIC) (MSDCEP) 5.125%, 02/01/18	500	539
Perham, Callable 05/01/11 @ 100 (AMT) 5.850%, 05/01/15	1,205	1,273
Pipestone-Jasper Independent School District #2689, Callable 03/01/09 @ 100 (FGIC) (MSDCEP) 5.400%, 03/01/13	1,095	1,220
Puerto Rico Commonwealth (MBIA) 6.000%, 07/01/14	1,605	1,938
Puerto Rico Commonwealth, Series A (XLCA) 5.500%, 07/01/17	1,000	1,165
Puerto Rico Commonwealth, Series C, Mandatory Put 07/01/08 @ 100 5.000%, 07/01/18 (c)	1,000	1,076
Ramsey County, Series D 5.000%, 02/01/14	2,000	2,239
Robbinsdale Independent School District #281 (MSDCEP) 5.000%, 02/01/08	1,000	1,086
Robbinsdale Independent School District #281, Callable 02/01/09 @ 100 (MBIA) (MSDCEP) 5.000%, 02/01/16	1,000	1,065
Robbinsdale Independent School District #281, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/19	1,160	1,232
5.000%, 02/01/20	1,215	1,284
Rochester Independent School District #535, Series A, Callable 02/01/11 @ 100 (MSDCEP) 5.000%, 02/01/15	1,595	1,728
Sauk Rapids Independent School District #47, Series B, Zero Coupon Bond, Callable 02/01/11 @ 89.37 (FSA) (MSDCEP) 5.700%, 02/01/13 (d)	1,055	746

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sauk Rapids Independent School District #47, Series B, Zero Coupon Bond, Callable 02/01/11 @ 94.63 (FSA) 5.753%, 02/01/12 (d)	$1,790	$1,337
Savage, Series A, Callable 02/01/06 @ 100 (FGIC) 5.350%, 02/01/07	1,000	1,044
5.500%, 02/01/08	1,000	1,046
South Washington County, Independent School District #833, Series A (MSDCEP) 5.500%, 02/01/09	500	559
South Washington County, Independent School District #833, Series B, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/15	1,030	1,118
St. Louis Park Independent School District #283, Callable 02/01/09 @ 100 (MSDCEP) 5.250%, 02/01/10	1,500	1,649
5.600%, 02/01/15	725	801
St. Michael Independent School District #885, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/14	1,690	1,849
5.000%, 02/01/17	1,000	1,075
St. Paul Independent School District #625, Series C (FGIC) (MSDCEP) 4.000%, 02/01/14	410	427
St. Paul, Series A, Callable 03/01/09 @ 100 5.000%, 03/01/10	1,180	1,283
Stillwater Independent School District #834, Callable 02/01/09 @ 100 (MSDCEP) 4.750%, 02/01/11	2,140	2,282
Willmar Independent School District #347, Series A, Callable 02/01/06 @ 100 (MSDCEP) 5.150%, 02/01/09	1,160	1,207
Total General Obligations		106,002
Certificates of Participation – 2.3%
Hennepin County (MLO) 4.650%, 11/15/08	1,000	1,082
Hennepin County, Callable 11/15/08 @ 100 (MLO) 5.375%, 11/15/09	2,280	2,517
Minneapolis Special School District #1, Series A, Pre-refunded 02/01/06 @ 100 (MBIA) (MLO) 5.900%, 02/01/11 (e)	2,150	2,266
Total Certificates of Participation		5,865
Total Municipal Bonds (Cost $233,945)		248,445

Minnesota Intermediate Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Money Market Fund – 1.1%
Federated Minnesota Municipal Cash Trust	2,690,041	$2,690
Total Money Market Fund (Cost $2,690)		2,690
Total Investments – 99.7% (Cost $236,635)		251,135
Other Assets and Liabilities, Net – 0.3%		818
Total Net Assets – 100.0%		$251,953

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $2,146,192 or 0.9% of total net assets. See note 2 in Notes to Financial Statements.

(c)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(d)  The rate shown is the effective yield at the time of purchase.

(e)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $15,360,293, which represents 6.1% of net assets.

FGIC – Financial Guaranty Insurance Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

MSDCEP – Minnesota School District Credit Enhancement Program

XLCA – XL Capital Assurance Inc.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 96.5%
Revenue Bonds – 71.6%
Economic Development – 4.4%
Minneapolis Community Development, Series G-3, Callable 12/01/11 @ 100 5.450%, 12/01/31	$3,250	$3,381
Minnesota Agricultural & Economic Development Board, Small Business Development, Series B, Callable 08/01/08 @ 102 (AMT) 7.250%, 08/01/20	1,000	1,065
Minnesota Agricultural & Economic Development Board, Small Business Development, Series C, Callable 08/01/08 @ 102 (AMT) 7.250%, 08/01/20	1,385	1,354
Minnesota Agricultural & Economic Development Board, Small Business Development, Series D, Callable 08/01/08 @ 102 (AMT) 7.250%, 08/01/20	1,120	1,103
Minnesota Agriculture & Economic Development Board, Minnesota Small Business Program, Series A, Callable 08/01/10 @ 100 (AMT) 5.550%, 08/01/16	500	515
		7,418
Education – 5.8%
Golden Valley, The Breck School, Callable 10/01/09 @ 100 5.750%, 10/01/14	1,000	1,116
Minneapolis, The Blake School Project, Callable 09/01/21 @ 100 5.450%, 09/01/21	2,000	2,119
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 4-F1, Callable 05/01/06 @ 102 6.250%, 05/01/23	1,500	1,565
Minnesota State Higher Education Facilities Authority, Carleton College, Callable 11/01/07 @ 100 5.400%, 11/01/15	1,500	1,624
Minnesota State Higher Education Facilities Authority, Carleton College, Series 3-L1, Callable 05/01/06 @ 100 5.750%, 11/01/12	1,050	1,109
Minnesota State Higher Education Facilities Authority, College of Art & Design, Series 5-D, Callable 05/01/10 @ 100 6.625%, 05/01/20	1,000	1,091
Minnesota State Higher Education Facilities Authority, Vermilion Community College, Series 3-T, Callable 01/01/05 @ 100 5.750%, 01/01/13	575	583
University of Minnesota, Series A 5.500%, 07/01/21	500	581
		9,788
Healthcare – 24.7%
Bemidji Hospital Facilities, North Country Health Services, Callable 09/01/06 @ 102 5.625%, 09/01/15	1,600	1,677
Chisago Health Facilities Authority, Callable 07/01/05 @ 102 7.300%, 07/01/25	400	412
Cuyuna Range Hospital District, Series A, Callable 06/01/07 @ 102 6.000%, 06/01/29	3,000	2,897

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Duluth Economic Development Authority, Benedictine Health System, Callable 02/15/14 @ 100 5.250%, 02/15/28	$1,000	$1,005
5.250%, 02/15/33	1,000	1,002
Fergus Falls Health Care Facilities Authority, Lake Region Hospital, Long Term Care Facilities Project, Callable 12/01/05 @ 102 6.500%, 12/01/25	2,000	2,067
Fergus Falls Health Care Facilities Authority, Series A, Callable 11/01/04 @ 102 7.000%, 11/01/19	1,000	1,012
Glencoe Health Care Services Facilities Project, Callable 04/01/11 @ 101 7.500%, 04/01/31	1,700	1,828
Golden Valley, Covenant Retirement Communities, Series A, Callable 12/01/09 @ 101 5.500%, 12/01/29	1,750	1,759
Marshall Minnesota Medical Center, Weiner Memorial Medical Center Project, Series A, Callable 11/01/13 @ 100 5.250%, 11/01/16	305	318
5.850%, 11/01/23	875	909
Minneapolis & St. Paul Housing & Redevelopment Authority, Series A, Callable 08/15/05 @ 102 (FSA) 5.600%, 08/15/12	250	264
Minneapolis Healthcare System, Allina Health System, Series A, Callable 11/15/12 @ 100 6.000%, 11/15/23	1,500	1,611
5.750%, 11/15/32	2,400	2,503
Minnesota Agricultural & Economic Development Board, Benedictine Health, Series A, Callable 02/15/10 @ 101 (MBIA) 5.250%, 02/15/15	2,000	2,172
Minnesota Agricultural & Economic Development Board, Fairview Hospital Project, Series A, Callable 11/15/07 @ 102 (MBIA) 5.500%, 11/15/11	500	552
5.500%, 11/15/17	1,000	1,102
Minnesota Agricultural & Economic Development Board, Health Care System, Series A, Callable 11/15/10 @ 101 6.375%, 11/15/29	4,000	4,325
Monticello, Big Lake Community Hospital, Series A, Callable 12/01/09 @ 100 5.750%, 12/01/19	1,000	1,009
Monticello, Big Lake Community Hospital, Series C, Callable 12/01/12 @ 100 6.200%, 12/01/22	1,000	1,037
Moorhead Economic Development Authority, Series B, Callable 10/01/04 @ 102 6.000%, 06/01/29	1,900	1,906
New Hope Housing & Healthcare Facilities Authority, Masonic Home North Ridge, Callable 03/01/09 @ 102 5.750%, 03/01/15	1,600	1,624
Olmstead County, Hiawatha Homes Project, Callable 10/01/04 @ 101 6.500%, 07/01/16	170	163
Sauk Rapids Health Care & Housing Facilities, Good Shepherd Lutheran Home, Callable 01/01/12 @ 101 6.000%, 01/01/34	900	905

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Shakopee Health Care Facilities, Callable 09/01/14 @100 5.250%, 09/01/34 (a)	$2,000	$1,967
South Dakota State Health & Educational Facilities Authority (AMBAC) (VRDO) 1.680%, 07/01/24 (b)	1,900	1,900
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series B, Callable 07/01/14 @ 100 5.500%, 07/01/25	2,000	2,072
St. Paul Housing & Redevelopment Authority, Callable 05/15/09 @ 100 5.250%, 05/15/18	500	508
Winona Health Care Facilities, Series A, Callable 07/01/12 @ 102 6.000%, 07/01/34	1,000	1,018
		41,524
Housing – 12.5%
Austin Housing & Redevelopment Authority, Series A, Callable 01/01/06 @ 102 7.250%, 01/01/26	500	518
Dakota County Community Development Agency, Multifamily Housing, Ebenezer Ridges Project, Callable 04/20/11 @ 102 (GNMA) 5.900%, 04/20/42	2,000	2,121
Eden Prairie Multifamily Housing, Callable 01/20/08 @ 102 (GNMA) 5.500%, 01/20/18	500	527
Eden Prairie Multifamily Housing, Parkway Apartments Project, Series A, Callable 02/20/07 @ 104 5.700%, 08/20/22	1,000	1,061
Hennepin County Housing & Redevelopment Authority, Loring Park Apartments, Callable 08/15/06 @ 102.50, Mandatory Put 02/15/09 @ 100 (AMT) (FNMA) 3.050%, 06/15/34 (b)	2,000	2,004
Hopkins Elderly Housing, Series A, Callable 11/20/07 @ 102 (GNMA) 5.600%, 11/20/17	500	527
Hopkins Multifamily Housing, Renaissance Project, Callable 04/01/07 @ 102 6.250%, 04/01/15	500	527
Maplewood Multifamily Housing, Carefree Cottages II, Callable 04/15/14 @ 100 (AMT) (FNMA) 4.800%, 04/15/34	2,000	2,037
Minnesota State Housing Finance Agency, Residential Housing, Series B, Callable 07/01/11 @ 100 (AMT) 5.650%, 07/01/33	1,185	1,225
Minnesota State Housing Finance Agency, Residential Housing, Series B-1-RMK, Callable 07/01/11 @ 100 (AMT) 5.350%, 07/01/33	1,400	1,424
Minnesota State Housing Finance Agency, Residential Housing, Series F, Callable 07/01/11 @ 100 (AMT) 5.400%, 07/01/30	3,165	3,244
Minnesota State Housing Finance Agency, Series A, Callable 08/01/11 @ 100 3.850%, 02/01/13	1,455	1,488

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minnesota State Housing Finance Agency, Single Family Mortgage, Series C, Callable 07/01/09 @ 100 (AMT) 6.100%, 07/01/30	$565	$569
St. Anthony Housing & Redevelopment Authority, Callable 05/20/06 @ 102 (FHA) (GNMA) 6.250%, 11/20/25	1,500	1,617
St. Louis Park, Multifamily Housing, Callable 11/01/08 @ 102 (FHA) (GNMA) 5.250%, 11/01/20	500	523
St. Louis Park, Multifamily Housing, Callable 12/01/05 @ 102 (FHA) 6.250%, 12/01/28	500	516
White Bear Lake, Lake Square Housing, Series A, Callable 02/01/07 @ 102 (FHA) 6.000%, 08/01/20	1,020	1,070
		20,998
Lease Revenue – 3.3%
New Brighton Economic Development Authority, Public Safety Facility, Leasing Project, Series A, Callable 02/01/10 @ 100 4.900%, 02/01/15	850	886
5.000%, 02/01/16	895	933
5.100%, 02/01/17	900	939
Puerto Rico Public Finance, Series A, Callable 02/01/12 @ 100, Mandatory Put 02/01/12 @ 100 5.750%, 08/01/27 (b)	1,000	1,119
St. Paul Port Authority, Office Building at Robnert St.-3-11 4.000%, 12/01/13	1,695	1,748
		5,625
Miscellaneous – 6.1%
Little Canada Commercial Development, Callable 10/01/04 @ 101 (MLO) 7.100%, 04/01/13	1,250	1,258
Minnesota State Retirement Systems Building, Callable 06/01/10 @ 100 5.875%, 06/01/27	7,000	7,825
Seaway Port Authority of Duluth, Cargill Inc. Project 4.200%, 05/01/13	1,130	1,165
		10,248
Recreational Facility Authority – 2.4%
Moorhead, Golf Course, Series B, Callable 12/01/08 @ 100 5.875%, 12/01/21	2,000	2,048
St. Paul Port Authority, Radisson Kellogg Project, Series 2, Callable 08/01/08 @ 103 7.375%, 08/01/29	2,000	2,026
		4,074
Tax Revenue – 0.3%
Duluth Economic Development Authority 8.000%, 08/01/08	200	211
Minneapolis, St. Anthony Falls Project, Callable 03/01/12 @ 102 5.750%, 02/01/27	300	294
		505

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Transportation – 2.0%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A, Callable 01/01/10 @ 101 (FGIC) 5.750%, 01/01/32	$3,000	$3,309
Utilities – 10.1%
Chaska Electric, Series A, Callable 10/01/10 @ 100 6.100%, 10/01/30	5,000	5,332
Southern Minnesota Municipal Power Agency, Series A, Zero Coupon Bond (MBIA) 6.650%, 01/01/19 (c)	4,000	2,127
6.700%, 01/01/24 (c)	5,000	1,976
5.800%, 01/01/25 (c)	2,000	741
5.600%, 01/01/26 (c)	8,000	2,795
5.151%, 01/01/27 (c)	3,000	985
Western Minnesota Municipal Power Agency, Callable 01/01/11 @ 100 (AMBAC) 5.500%, 01/01/14	1,545	1,735
5.500%, 01/01/15	550	614
Western Minnesota Municipal Power Agency, Escrowed to Maturity (MBIA) 9.750%, 01/01/16 (d)	410	627
		16,932
Total Revenue Bonds		120,421
General Obligation – 24.9%
Anoka-Hennepin Independent School District #11, Series A, Callable 02/01/10 @ 100 (MSDCEP) 5.750%, 02/01/17	1,000	1,140
Becker Independent School District #726, Series A, Callable 02/01/10 @ 100 (FSA) (MSDCEP) 6.000%, 02/01/21	1,000	1,144
Burnsville Independent School District #191, Series A, Callable 02/01/06 @ 100 (MSDCEP) 4.875%, 02/01/13	1,450	1,504
Chaska Independent School District #112, Series A, Callable 02/01/09 @ 100 (FSA) (MSDCEP) 5.700%, 02/01/18	1,000	1,107
Chaska Independent School District #112, Series B, Crossover Refunded 02/01/06 @ 100 (MSDCEP) 5.875%, 02/01/11 (e)	1,000	1,051
6.000%, 02/01/15 (e)	525	553
6.000%, 02/01/16 (e)	5,525	5,815
Columbia Heights Independent School District #13, Crossover Refunded 02/01/07 @ 100 (MSDCEP) 5.250%, 02/01/15 (e)	1,000	1,058
Delano Independent School District #879, Series A, Callable 02/01/11 @ 100 (FSA) (MSDCEP) 5.875%, 02/01/25	1,000	1,140
Hennepin County, Series B (VRDO) 1.556%, 12/01/20	4,000	4,000
Minneapolis Sports Arena, Callable 04/01/08 @ 100 5.100%, 04/01/13	500	542
5.100%, 10/01/13	250	271
Minneapolis Sports Arena, Series B, Callable 09/01/05 @ 100 5.200%, 03/01/13	400	412
Minneapolis, Convention Center (SPA) (VRDO) 1.556%, 12/01/18	2,500	2,500

Minnesota Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Minnesota State 4.000%, 08/01/11	$9,000	$9,474
North St. Paul Independent School District #622, Series B, Callable 05/01/06 @ 100 (MSDCEP) 5.850%, 05/01/17	500	528
Perham, Disposal System, Callable 05/01/11 @ 100 (AMT) 6.000%, 05/01/22	1,500	1,574
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	1,000	1,039
Sauk Rapids Independent School District #47, Series A, Callable 02/01/11 @ 100 (MBIA) 5.750%, 02/01/23	2,000	2,268
South Washington County Independent School District #833, Callable 06/01/05 @ 100 (MLO) 5.850%, 06/01/15	500	513
St. Louis Park Independent School District #283, Callable 02/01/09 @ 100 (MSDCEP) 5.700%, 02/01/17	2,000	2,210
Wayzata Independent School District #284, Series A, Callable 02/01/07 @ 100 5.500%, 02/01/17	2,000	2,132
Total General Obligations		41,975
Total Municipal Bonds (Cost $153,162)		162,396
Money Market Fund – 3.8%
Federated Minnesota Municipal Cash Trust	6,385,268	6,385
Total Money Market Fund (Cost $6,385)		6,385
Total Investments – 100.3% (Cost $159,547)		168,781
Other Assets and Liabilities, Net – (0.3)%		(513)
Total Net Assets – 100.0%		$168,268

(a)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $1,979,040, or 1.2% of total net assets. See note 2 in Notes to Financial Statements.

(b)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(e)  Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $16,178,354, which represents 9.6% of net assets.

COMGTY – Commonwealth Guaranty

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

MSDCEP – Minnesota School District Credit Enhancement Program

SPA – Standby Purchase Agreement

VRDO – Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 2004. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specific intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Missouri Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.5%
Revenue Bonds – 69.9%
Education – 8.3%
Missouri State Health & Educational Facilities Authority, University of Missouri-Columbia Arena Project, Callable 11/01/11 @ 100 5.000%, 11/01/19	$2,540	$2,724
Missouri State Health & Educational Facilities Authority, Washington University, Series A, Callable 02/15/13 @ 100 5.000%, 02/15/33	1,000	1,022
Missouri State Health & Educational Facilities Authority, Washington University, Series A, Callable 06/15/11 @ 100 5.125%, 06/15/41	2,150	2,194
University of Missouri, Pre-refunded 11/01/07 @ 101 5.500%, 11/01/21 (a)	3,000	3,326
5.800%, 11/01/27 (a)	5,000	5,588
		14,854
Healthcare – 16.6%
Boone County Hospital, Callable 08/01/12 @ 100 5.050%, 08/01/20	1,200	1,232
Boone County Hospital, Callable 08/01/14 @ 100 5.000%, 08/01/16	670	702
Cape Girardeau County Authority, Southeast Missouri Hospital Association, Callable 06/01/12 @ 100 5.625%, 06/01/22	1,500	1,543
Cole County Industrial Development Authority, Lutheran Services Heisinger Project, Callable 02/01/14 @ 100 5.250%, 02/01/24	2,000	2,025
Missouri State Health & Educational Facilities Authority, Barnes-Jewish Inc., Series A 4.750%, 05/15/05	100	102
Missouri State Health & Educational Facilities Authority, BJC Health Systems, Series A, Escrowed to Maturity 6.750%, 05/15/12 (b)	3,310	4,030
Missouri State Health & Educational Facilities Authority, Freeman Hospital Project, Series A, Callable 02/15/05 @ 101 (FSA) 5.375%, 02/15/14	1,000	1,023
Missouri State Health & Educational Facilities Authority, Jefferson Memorial Hospital, Callable 08/15/14 @ 100 (RAAI) 5.000%, 08/15/19	2,300	2,396
Missouri State Health & Educational Facilities Authority, Lake Regional Health System Project 5.000%, 02/15/12	515	538
Missouri State Health & Educational Facilities Authority, SSM Health Care System, Series A, Callable 06/01/08 @ 101 (MBIA) 5.000%, 06/01/12	2,000	2,121
5.000%, 06/01/18	3,895	4,048
Missouri State Health & Educational Facilities Authority, St. Lukes Health Systems, Series A 5.000%, 11/15/14	3,000	3,279

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
North Kansas City Hospital, Callable 11/15/08 @ 101 (AMBAC) 5.000%, 11/15/13	$700	$741
North Kansas City Hospital, Series A, Callable 11/15/13 @ 100 (FSA) 5.000%, 11/15/21	250	264
St. Louis County Industrial Development Authority, Ranken-Jordan Project, Series A, Callable 11/15/13 @ 100 6.625%, 11/15/35	500	506
University Health Facilities, University of Missouri Health System, Series A, Callable 11/01/06 @ 102 (AMBAC) 5.600%, 11/01/26	5,000	5,338
		29,888
Housing – 0.8%
Missouri State Community Development Agency, Callable 12/02/04 @ 100 (FHA) 6.200%, 01/01/05	5	5
University City Industrial Development Authority, Multifamily Housing, Series A, Callable 12/20/05 @ 102 5.950%, 12/20/25	1,400	1,444
		1,449
Lease Revenue – 8.8%
Clay County, Public Building Authority, Callable 05/15/08 @ 100 (MLO) 5.125%, 05/15/14	2,000	2,174
Kansas City Municipal Assistance, Capital Appreciation Leasehold, Series B-1, Zero Coupon Bond 5.260%, 04/15/27 (c) (d)	2,000	614
Missouri State Board of Public Buildings, State Office Building Special Obligation, Series A, Callable 05/01/11 @ 100 (MBIA) (MLO) 5.000%, 05/01/23	2,000	2,069
5.000%, 05/01/24	5,130	5,292
Missouri State Board of Public Buildings, State Office Building Special Obligation, Series A, Callable 05/01/11 @ 100 (MLO) 5.000%, 05/01/17	1,000	1,079
Missouri State Financial Board Infrastructure Facilities, Branson, Series A, Callable 12/01/12 @ 100 (MLO) 5.000%, 12/01/17	1,000	1,037
5.375%, 12/01/22	750	778
Puerto Rico Public Buildings Authority, Public Education and Health Facilities, Series M, Pre-refunded 07/01/05 @ 100 (COMGTY) (MLO) 5.500%, 07/01/21 (a)	755	777
Springfield Public Building , Capital Improvement Project, Callable 03/01/14 @ 100 (AMBAC) 5.000%, 03/01/24	2,000	2,088
		15,908
Miscellaneous – 2.6%
Missouri Financial Board Cultural Facilities, Nelson Gallery Foundation, Series A, Callable 12/01/11 @ 100 5.250%, 12/01/14	1,000	1,116
Missouri State Board of Public Buildings, Series A, Callable 10/15/13 @ 100 5.000%, 10/15/27	1,000	1,031

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Platte County Industrial Development Transportation Authority (MLO) 3.750%, 12/01/12	$675	$689
4.000%, 12/01/14	780	799
Sugar Creek, Lafarge North America, Series A, Callable 06/01/13 @ 101 (AMT) 5.650%, 06/01/37	1,000	1,005
		4,640
Pollution Control – 13.8%
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series A, Drinking Water, Callable 07/01/08 @ 101 5.000%, 01/01/19	2,200	2,343
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series A, State Revolving Fund Program, Callable 07/01/10 @ 100 5.500%, 07/01/16	620	691
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series B, Drinking Water, Callable 01/01/09 @ 101 5.250%, 01/01/15	2,180	2,363
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series B, Drinking Water, Callable 01/01/13 @ 100 5.500%, 07/01/14	2,000	2,277
5.500%, 07/01/18	1,400	1,570
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series B, State Revolving Fund Program, Callable 01/01/13 @ 100 5.000%, 01/01/17	1,170	1,269
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series C, State Revolving Fund Program 5.375%, 07/01/14	2,400	2,764
5.375%, 07/01/15	1,500	1,730
5.375%, 07/01/16	2,000	2,311
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series C, State Revolving Fund Program, Callable 07/01/11 @ 100 5.000%, 07/01/23	6,655	6,929
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series E, Callable 01/01/07 @ 101 5.000%, 01/01/08	175	187
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series E, State Revolving Fund Program, Pre-refunded 01/01/07 @ 101 5.000%, 01/01/08 (a)	325	350
		24,784
Sanitation District – 1.2%
Missouri State Environmental Improvement & Energy Resources Authority, Series A, State Revolving Fund, Pre-refunded 07/01/10 @ 100 5.500%, 07/01/16	1,875	2,127

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Transportation – 9.8%
Missouri State Highways & Transportation Road, Series A 5.000%, 02/01/11	$5,000	$5,542
Missouri State Highways & Transportation Road, Series A, Callable 02/01/11 @ 100 5.000%, 02/01/17	550	593
5.250%, 02/01/20	5,000	5,447
Missouri State Highways & Transportation Road, Series A, Callable 02/01/12 @ 100 5.125%, 02/01/17	1,000	1,082
5.000%, 02/01/22	3,725	3,899
St. Louis Airport, Capital Improvement Program, Series A, Callable 07/01/12 @ 100 (MBIA) 5.375%, 07/01/21	1,000	1,085
		17,648
Utility – 8.0%
Kansas City Water, Series A, Callable 12/01/08 @ 101 5.000%, 12/01/11	4,390	4,807
Kansas City Water, Series B, Callable 12/01/06 @ 101 5.000%, 12/01/16	2,200	2,325
Metropolitan St. Louis Sewer District, Series A, Callable 05/01/14 @ 100 (MBIA) 5.000%, 05/01/23	1,075	1,131
Missouri State Development Financial Board, Independence Water Systems, Callable 11/01/14 @ 100 (AMBAC) 5.000%, 11/01/24	1,000	1,045
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Associated Electric Co-Op, Thomas Hill, Callable 12/01/06 @ 101 5.250%, 12/01/09	1,000	1,074
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Kansas City Power & Light 4.000%, 01/02/12	1,000	1,020
Sikeston Electric, Callable 06/01/06 @ 101 (MBIA) 5.000%, 06/01/22	1,000	1,032
Springfield Water Works, Series A, Pre-refunded 05/01/05 @ 102 5.600%, 05/01/23 (a)	2,000	2,047
		14,481
Total Revenue Bonds		125,779
General Obligation – 28.6%
Clayton School District, Callable 03/01/07 @ 101 5.000%, 03/01/17	3,325	3,511
Columbia School District, Callable 03/01/07 @ 100 6.300%, 03/01/11	365	400
Independence School District, Missouri Direct Deposit Program, Callable 03/01/13 @ 100 (MBIA) (STAID) 5.000%, 03/01/20	1,240	1,321
Jackson County School District #4, Missouri Direct Deposit Program (STAID) 5.250%, 03/01/11	1,000	1,123

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Jackson County School District, Callable 03/01/08 @ 100 4.850%, 03/01/13	$2,000	$2,147
Jefferson City School District, Series A 6.700%, 03/01/11	1,000	1,170
Kansas City, Series A, Callable 03/01/08 @ 101 5.250%, 09/01/12	3,980	4,381
Missouri State Board of Public Buildings, State Office Building Special Obligation, Series A, Callable 05/01/11 @ 100 (MBIA) (MLO) 5.125%, 05/01/26	5,000	5,180
Missouri State Water Pollution Control, Series A, Pre-refunded 08/01/06 @ 100 5.750%, 08/01/18 (a)	2,085	2,231
Missouri State, Fourth State Building, Series A, Pre-refunded 08/01/06 @ 100 5.400%, 08/01/09 (a)	2,000	2,127
North Kansas City School District, Callable 03/01/11 @ 100 5.000%, 03/01/16	1,265	1,364
Platte County School District #R-3, Callable 03/01/14 @ 100 (MBIA) 5.000%, 03/01/24	1,000	1,044
Puerto Rico Municipal Finance Agency, Callable 08/01/09 @ 101 5.500%, 08/01/23	3,000	3,305
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	1,000	1,039
Riverview Gardens School District, Missouri Direct Deposit Program, Callable 04/01/14 @ 100 (FSA) (STAID) 4.000%, 04/01/16	1,000	1,011
St Louis County School District, Series A (FSA) 5.000%, 03/01/14	2,000	2,223
St Louis County School District, Series A, Callable 03/01/14 @ 100 5.000%, 03/01/16	1,000	1,095
St. Louis County 5.000%, 02/01/12	3,250	3,632
St. Louis County Public Safety, Callable 08/15/09 @ 100 (FGIC) 5.125%, 02/15/17	4,185	4,516
St. Louis County Rockwood School District #R-6, Callable 02/01/11 @ 100 5.000%, 02/01/13	3,000	3,286

Missouri Tax Free Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
St. Louis County Rockwood School District #R-6, Series A, Callable 02/01/13 @ 100 5.000%, 02/01/14	$2,000	$2,204
Wentzville School District #R-4, Callable 03/01/08 @ 100 (FSA) 5.100%, 03/01/18	3,000	3,187
Total General Obligations		51,497
Total Municipal Bonds (Cost $166,509)		177,276
Total Investments – 98.5% (Cost $166,509)		$177,276
Other Assets and Liabilities, Net – 1.5%		2,732
Total Net Assets – 100.0%		$180,008

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $622,200, or 0.3% of total net assets. See note 2 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $1,005,310, which represents 0.6% of net assets.

COMGTY – Commonwealth Guaranty

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FSA – Financial Security Assurance

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

STAID – State Aid Withholding

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Nebraska Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.1%
Revenue Bonds – 78.9%
Education – 20.8%
Nebraska Educational Finance Authority, Concordia University Project, Callable 12/15/08 @ 100 5.350%, 12/15/18	$650	$672
Nebraska Educational Finance Authority, Creighton University Project, Series A (AMBAC) 5.000%, 09/01/09	500	550
Nebraska Educational Finance Authority, Midland Lutheran College Project, Callable 10/01/10 @ 100 5.200%, 10/01/20	350	357
Nebraska Educational Finance Authority, Wesleyan University Project, Callable 04/01/12 @ 100 (RAAI) 5.000%, 04/01/17	605	633
Nebraska Utility Corporation, University of Nebraska, Lincoln Project, Callable 01/01/12 @ 100 5.250%, 01/01/15	1,045	1,158
University of Nebraska Facilities, Medical Center Research Project, Callable 02/15/12 @ 100 5.000%, 02/15/15	500	539
University of Nebraska Facility Corporation, Deferred Maintenance Project, Callable 07/15/08 @ 100 5.250%, 07/15/11	1,000	1,099
University of Nebraska Facility Corporation, University of Nebraska Medical Center Research Project 5.000%, 02/15/12	500	553
University of Nebraska, Lincoln Memorial Stadium Project, Series A, Callable 05/01/14 @ 100 5.000%, 11/01/15	500	539
University of Nebraska, Lincoln Student Fees, Callable 01/01/13 @ 100 5.000%, 07/01/22	750	780
University of Nebraska, Lincoln Student Fees, Series B 4.250%, 07/01/12	175	185
University of Nebraska, Omaha Student Housing Project, Callable 11/24/13 @ 100 5.000%, 05/15/23	500	521
		7,586
Healthcare – 17.0%
Douglas County Hospital Authority #1, Immanuel Medical Center, Callable 09/01/07 @ 102 (AMBAC) 4.900%, 09/01/09	750	805
Douglas County Hospital Authority #2, Nebraska Medical Center 5.000%, 11/15/16	700	743
Lancaster County Hospital Authority, Bryanlgh Medical Center Project, Callable 06/01/11 @ 100 (AMBAC) 5.000%, 06/01/19	500	522
5.125%, 06/01/21	1,200	1,253
Madison County Hospital Authority #1, Faith Regional Health Services Project, Callable 01/01/12 @ 100 (RAAI) 5.500%, 07/01/21	1,000	1,064

Nebraska Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Nebraska Investment Finance Authority, Great Plains Regional Medical Center, Callable 05/15/12 @ 100 (RAAI) 5.200%, 11/15/16	$250	$266
5.300%, 11/15/17	805	860
Platte County Hospital Authority #1, Columbus Community Hospital Project, Callable 05/01/10 @ 101 (RAAI) 5.850%, 05/01/14	650	714
		6,227
Housing – 4.9%
Nebraska Investment Finance Authority, Multifamily Housing (GNMA) 4.625%, 07/20/12	430	450
Nebraska Investment Finance Authority, Single Family Housing, Series A, Callable 03/01/11 @ 100 (AMT) 5.150%, 03/01/16	580	609
Omaha Housing Authority, Multifamily Housing, Timbercreek Apartments, Callable 10/01/11 @ 100 (GNMA) 5.150%, 11/20/22	715	747
		1,806
Lease Revenue – 4.8%
Lincoln-Lancaster County Public Building Community, Tax Supported Lease Rental, Callable 08/18/14 @ 100 5.000%, 12/01/22	900	954
Nebraska Educational Telecommunication Commission, Leasing Project, Series 2000 (MLO) 6.000%, 02/01/06	750	790
		1,744
Miscellaneous – 0.9%
Washington County Wastewater Facilities, Cargill Inc. Project, Callable 11/01/12 @ 101 5.900%, 11/01/27	300	320
Pollution Control – 4.1%
Nebraska Investment Finance Authority, Drinking Water System Revolving Fund, Callable 01/01/09 @ 100 4.500%, 01/01/10	115	121
5.150%, 01/01/16	580	604
Nebraska Investment Finance Authority, Drinking Water System Revolving Fund, Callable 01/01/12 @ 100 4.750%, 07/01/19	750	769
		1,494
Recreational Facility Authority – 6.7%
Douglas County Zoo Facility, Omaha Henry Doorly Zoo Project, Callable 09/01/09 @ 100 5.650%, 09/01/11	1,000	1,096
Omaha Convention Hotel Corporation, Series A, Callable 04/01/12 @ 100 (AMBAC) 5.500%, 04/01/16	275	310
5.125%, 04/01/26	1,000	1,036
		2,442
Tax Revenue – 1.4%
Omaha Special Tax Revenue, Series A, Callable 02/01/12 @ 101 5.125%, 02/01/32	500	518

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Nebraska Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Utilities – 18.3%
Alliance Electrical Systems, Callable 06/15/08 @ 100 (AMBAC) 5.000%, 12/15/14	$260	$281
5.100%, 12/15/15	460	492
Cuming County Public Power District, Callable 05/15/06 @ 100 5.600%, 05/15/21	250	254
Grand Island Electrical Systems, Callable 06/27/11 @ 100 (MBIA) 5.125%, 08/15/16	750	817
Hastings Electrical Systems, Callable 05/01/11 @ 100 (FSA) 5.000%, 01/01/15	1,000	1,080
5.000%, 01/01/16	750	810
Lincoln Electrical Systems, Callable 09/01/11 @ 100 5.000%, 09/01/15	500	542
Lincoln Electrical Systems, Callable 09/01/13 @ 100 5.000%, 09/01/26	250	257
Loup River Public Power District, Callable 12/01/09 @ 100 (AMBAC) 4.000%, 12/01/12	500	514
Omaha Public Power District, Series A, Callable 02/01/10 @ 100 5.000%, 02/01/17	655	699
5.200%, 02/01/22	630	671
Omaha Public Power Electrical Systems, Escrowed to Maturity 6.200%, 02/01/17 (a)	210	253
		6,670
Total Revenue Bonds		28,807
General Obligation – 15.6%
Dawson County School District, Callable 06/15/06 @ 102 5.100%, 12/15/16	365	387
Dodge County School District #001, Fremont, Callable 12/15/14 @ 100 (FSA) 5.000%, 12/15/19 (b)	500	538
Douglas County School District #54, Ralston Public Schools, Callable 08/15/11 @ 100 (FSA) 5.000%, 12/15/16	845	915
Lancaster County School District #1, Lincoln Public Schools, Callable 01/15/11 @ 100 5.250%, 07/15/19	220	241
Lancaster County School District #1, Lincoln Public Schools, Callable 07/15/12 @ 100 5.000%, 01/15/17	750	807
Omaha, Series A 6.500%, 12/01/18	825	1,059
Omaha-Douglas Public Building, Callable 05/01/11 @ 100 4.900%, 05/01/16	500	532
5.100%, 05/01/20	300	322
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	850	883
Total General Obligations		5,684

Nebraska Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Certificates of Participation – 3.6%
Western Nebraska Community College, Callable 10/15/07 @ 100 4.700%, 10/15/10	$295	$305
4.800%, 10/15/11	195	201
4.900%, 10/15/12	250	257
5.000%, 10/15/13	300	309
5.100%, 10/15/14	250	257
Total Certificates of Participation		1,329
Total Municipal Bonds (Cost $33,935)		35,820
Affiliated Money Market Fund – 1.5%
First American Tax Free Obligations Fund, Cl Z (c)	555,297	555
Total Affiliated Money Market Fund (Cost $555)		555
Total Investments – 99.6% (Cost $34,490)		36,375
Other Assets and Liabilities, Net – 0.4%		133
Total Net Assets – 100.0%		$36,508

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $541,072 or 1.5% of total net assets. See note 2 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $609,174, which represents 1.7% of net assets.

COMGTY – Commonwealth Guaranty

Cl – Class

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Ohio Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.2%
Revenue Bonds – 40.4%
Economic Development – 0.6%
Summit County Port Authority Board Funding Program, Garfield Heights Project, Series A, Callable 05/15/14 @ 102 5.250%, 05/15/23	$250	$246
Education – 10.2%
Ohio State Higher Educational Facilities, Baldwin-Wallace College Project 5.000%, 12/01/13	750	801
Ohio State Higher Educational Facilities, Xavier University Project, Callable 05/01/13 @ 100 (FGIC) 5.250%, 05/01/16	1,000	1,108
Ohio State University, Series B, Callable 06/01/13 @ 100 5.250%, 06/01/16	1,000	1,107
University of Cincinnati, Series A, Callable 06/01/11 @ 101 (FGIC) 5.500%, 06/01/14	1,000	1,135
		4,151
Healthcare – 9.6%
Akron Bath Copley County Hospital Facilities, Summa Health Services, Series A, Callable 11/15/14 @ 100 (RAAI) 5.250%, 11/15/16	800	870
Erie County Hospital Facilities, Firelands Regional Medical Center, Series A, Callable 08/15/12 @ 101 5.500%, 08/15/22	500	516
Fairfield County Hospital Facilities, Fairfield Medical Center, Callable 06/15/12 @ 100 (RAAI) 5.000%, 06/15/22	500	511
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian, Series A, Callable 07/01/12 @ 100 (RAAI) 5.125%, 07/01/22	500	516
Hamilton County Hospital Facilities, Children's Medical Center, Series F (FGIC) 5.200%, 05/15/09	1,000	1,090
Lorain County Hospital, Catholic Healthcare, Callable 10/01/12 @ 100 5.500%, 10/01/17	350	378
		3,881
Lease Revenue – 5.5%
Ohio State Building Authority, State Facility, Administration Building Fund, Series A, Callable 04/01/12 @ 100 (FSA) 5.500%, 04/01/16	1,000	1,126
Riversouth Authority Revenue, Riversouth Area Redevelopment, Series A, Callable 06/01/14 @ 100 5.250%, 12/01/17	1,000	1,111
		2,237
Miscellaneous – 2.5%
Toledo-Lucas County Port Authority Facilities, Cargill Income Project, Series B 4.500%, 12/01/15	1,000	1,030

Ohio Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Pollution Control – 5.2%
Ohio State Water Development Authority, Escrowed to Maturity, Callable 06/01/05 @ 102 (AMBAC) 5.800%, 12/01/11 (a)	$1,000	$1,044
Ohio State Water Development Authority, Water Pollution Control, Callable 06/01/12 @ 100 5.050%, 12/01/21	1,000	1,066
		2,110
Transportation – 4.0%
Dayton, James M. Cox Dayton International, Series A, Callable 12/01/13 @ 100 (RAAI) 4.750%, 12/01/14	160	169
4.750%, 12/01/15	165	173
4.750%, 12/01/17	180	186
Ohio State Turnpike Commission, Series A, Pre-refunded 02/15/06 @ 102 (MBIA) 5.700%, 02/15/13 (b)	1,000	1,072
		1,600
Utilities – 2.8%
Montgomery County Water, Greater Moraine Beaver, Callable 11/15/12 @ 100 (AMBAC) 5.375%, 11/15/16	1,000	1,128
Total Revenue Bonds		16,383
General Obligation – 54.4%
Cincinnati, Callable 12/01/11 @ 100 5.000%, 12/01/16	1,000	1,086
5.000%, 12/01/17	1,000	1,086
Columbus City School District, School Facilities Construction & Improvement, Callable 06/01/13 @ 100 (FGIC) 5.000%, 12/01/18	2,000	2,154
Dayton City School District, School Facilities Construction & Improvement, Series D (FGIC) 5.000%, 12/01/11	1,000	1,113
Dublin, Refunding & Improvement, Series A, Callable 12/01/09 @ 101 5.250%, 12/01/14	1,000	1,117
Greater Cleveland Regional Transportation Authority, Pre-refunded 12/01/06 @ 101 (FGIC) 5.650%, 12/01/16 (b)	1,000	1,088
Lucas County Port Authority, Crocker Park Public Improvement Project, Callable 12/01/13 @ 102 5.250%, 12/01/23	400	408
Northwest School District, School Improvement, Callable 12/01/12 @ 100 (MBIA) 5.000%, 12/01/22	1,000	1,050
Ohio State Common Schools, Series A, Callable 03/15/12 @ 100 5.125%, 09/15/22	1,750	1,848
Ohio State Higher Education, Series A, Callable 02/01/11 @ 100 5.000%, 02/01/19	1,000	1,070
Ohio State Higher Education, Series A, Callable 02/01/12 @ 100 5.000%, 08/01/22	1,000	1,046

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Ohio Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Ohio State Higher Education, Series B, Callable 11/01/11 @ 100 5.000%, 11/01/15	$1,000	$1,086
Ohio State Infrastructure Improvement, Series A 5.500%, 02/01/20	1,000	1,167
Revere Local School District (FSA) 5.000%, 12/01/12	1,150	1,282
Solon, Callable 12/01/12 @ 100 5.000%, 12/01/21	1,000	1,056
Springfield City School District, Callable 12/01/11 @ 102 (FGIC) 5.200%, 12/01/23	1,000	1,069
Summit County, Series R (FGIC) 5.500%, 12/01/21	1,000	1,165
Sylvania City School District, Pre-refunded 12/01/05 @ 101 (FGIC) 5.800%, 12/01/15 (b)	1,000	1,057
Toledo City School District, School Facilities Improvement, Callable 12/01/13 @ 100 (FSA) 5.000%, 12/01/14	1,000	1,108
Total General Obligations		22,056
Certificate of Participation – 3.4%
Midview Local School District, School Buildings Facilities Project, Callable 05/01/13 @ 100 5.250%, 11/01/17	1,270	1,370
Total Certificate of Participation		1,370
Total Municipal Bonds (Cost $38,170)		39,809
Money Market Fund – 0.5%
Federated Ohio Municipal Trust	220,750	221
Total Money Market Fund (Cost $221)		221
Total Investments – 98.7% (Cost $38,391)		40,030
Other Assets and Liabilities, Net – 1.3%		530
Total Net Assets – 100.0%		$40,560

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

AMBAC – American Municipal Bond Assurance Corporation

FGIC – Financial Guaranty Insurance Corporation

FSA – Financial Security Assurance

MBIA – Municipal Bond Insurance Association

RAAI – Radian Asset Assurance Inc.

Oregon Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 99.1%
Revenue Bonds – 41.7%
Economic Development – 1.0%
Port Morrow, Callable 06/01/05 @ 100
6.250%, 06/01/15	$1,500	$1,512
Education – 4.5%
Multnomah County Educational Facilities, University of Portland, Callable 04/01/07 @ 102 (AMBAC) 5.750%, 04/01/10	2,245	2,477
5.700%, 04/01/15	1,000	1,067
Oregon State Health, Housing, Educational & Cultural Facilities Authority, George Fox University, Series A, Callable 03/01/07 @ 102 (BA) 5.400%, 03/01/09	395	426
5.450%, 03/01/10	415	445
Oregon State Health, Housing, Educational & Cultural Facilities Authority, Reed College, Series A, Callable 07/01/06 @ 102 5.375%, 07/01/15	2,000	2,086
		6,501
Healthcare – 7.1%
Clackamas County Hospital Facilities Authority, Legacy Health Systems, Callable 08/15/09 @ 101 5.250%, 02/15/11	2,000	2,181
5.375%, 02/15/12	1,000	1,088
Clackamas County Hospital Facilities Authority, Mary's Woods, Series A, Callable 05/15/09 @ 102
6.125%, 05/15/13	1,000	1,064
Medford Hospital Facilities Authority, Asante Health Systems, Callable 08/15/08 @ 101 (MBIA) 5.250%, 08/15/11	1,000	1,094
5.375%, 08/15/12	1,000	1,100
Multnomah County Hospital Facilities Authority, Providence Health Systems, Callable 10/01/14 @ 100 5.250%, 10/01/22	1,000	1,063
Oregon State Health, Housing, Educational & Cultural Facilities Authority, Oregon Baptist Retirement Homes, Callable 11/15/05 @ 104 8.000%, 11/15/26	1,000	1,048
Salem Hospital Facilities Authority, Callable 08/15/08 @ 101 5.250%, 08/15/14	1,000	1,063
Umatilla County Hospital Facilities Authority, Catholic Health Initiatives, Series A 5.000%, 03/01/12	690	749
		10,450
Housing – 4.2%
Oregon State Housing & Community Services, Series A, Callable 12/02/04 @ 102 4.900%, 07/01/05	1,075	1,088
5.750%, 07/01/12	2,490	2,517
Oregon State Housing & Community Services, Series A, Callable 12/02/04 @ 102 6.400%, 07/01/18	430	439

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Oregon State Housing & Community Services, Series A, Callable 07/01/06 @ 102 6.000%, 07/01/16	$255	$267
Oregon State Housing & Community Services, Series E, Callable 01/01/10 @ 100 (FHA) 5.750%, 07/01/13	595	615
Portland Housing Authority, Riverwood Project, Pre-refunded 01/01/06 @ 100 6.000%, 01/01/11 (a)	1,170	1,231
		6,157
Recreational Facility Authority – 1.3%
Oregon State Fair & Exposition Center, Callable 12/02/04 @ 100 (RAAI) 5.400%, 10/01/06	755	757
Portland Urban Renewal & Redevelopment, Convention Center, Series A, Callable 06/15/10 @ 101 (AMBAC) 5.750%, 06/15/15	1,000	1,139
		1,896
Tax Revenue – 5.9%
Clackamas County Limited Tax Assessment, Callable 11/01/04 @ 100 6.000%, 05/01/10	1,000	1,001
Medford Urban Renewal Agency, Callable 01/01/13 @ 101 4.500%, 06/01/13	1,010	1,055
Oregon State Department of Administrative Services Lottery, Series A, Callable 04/01/10 @ 100 (FSA) 5.000%, 04/01/12	1,050	1,144
Oregon State Department of Transportation, Highway User Tax, Callable 11/15/10 @ 100 5.125%, 11/15/14	2,260	2,526
Tri-County Metropolitan Transportation District, Light Rail Extension, Series A, Callable 07/01/09 @ 101 5.250%, 07/01/10	1,115	1,237
5.250%, 07/01/12	1,000	1,108
Tri-County Metropolitan Transportation District, Series 1 (MGT) 4.900%, 06/01/09	500	540
		8,611
Transportation – 3.1%
Oregon State Department of Transportation, Highway User Tax, Series A, Callable 11/15/12 @ 100 5.500%, 11/15/16	1,000	1,154
Port Portland Airport, Series 12-A, Callable 01/01/09 @ 101 (FGIC) 5.250%, 07/01/11	1,165	1,265
5.250%, 07/01/12	2,000	2,177
		4,596
Utilities – 14.6%
Eugene Electric Utilities, Callable 08/01/06 @ 100 (FSA) 5.375%, 08/01/11	1,195	1,266
Eugene Electric Utilities, Callable 08/01/07 @ 100 (FSA) 5.000%, 08/01/11	1,305	1,398

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Eugene Electric Utilities, Callable 08/01/08 @ 100 (FSA)
4.800%, 08/01/13	$690	$742
Marion County Solid Waste & Electric, Ogden Martin System Project (AMBAC) 5.500%, 10/01/06	1,465	1,563
Port of St. Helens Pollution Control, Portland General Electric 4.800%, 04/01/10	2,450	2,435
4.800%, 06/01/10	400	400
Portland Sewer Systems, Series A, Callable 06/01/07 @ 100 (FGIC) 5.000%, 06/01/09	2,250	2,404
5.000%, 06/01/10	2,000	2,137
Salem Water & Sewer (MBIA) 6.000%, 06/01/06	1,135	1,211
Tualatin Valley Water District, Callable 06/01/08 @ 100 (FSA) 5.000%, 06/01/12	1,000	1,082
Washington County Clean Water Services (MBIA) 5.000%, 10/01/14	1,000	1,118
Washington County Clean Water Services, Callable 10/01/11 @ 100 (FGIC) 5.125%, 10/01/14	1,790	1,981
Washington County Unified Sewer Agency, Callable 10/01/06 @ 101 (FGIC) 5.200%, 10/01/09	1,300	1,397
Washington County Unified Sewer Agency, Series 1 (FGIC) 5.750%, 10/01/08	1,000	1,123
Washington County Unified Sewer Agency, Series A, Zero Coupon Bond (AMBAC) 4.200%, 10/01/07 (b)	1,200	1,118
		21,375
Total Revenue Bonds		61,098
General Obligation – 51.9%
Chemeketa Community College District, Escrowed to Maturity (FGIC) 5.500%, 06/01/13 (c)	2,170	2,503
Clackamas & Washington Counties School District #003, Linn-Wilsonville District, Callable 06/15/14 @ 100 (FGIC) (SBG) 5.250%, 06/15/15 (d)	2,000	2,254
Clackamas & Washington Counties School District #3, Linn-Wilsonville District, Series A, Zero Coupon Bond (FGIC) 4.415%, 06/15/15 (b)	4,000	2,530
Clackamas County School District #7, Lake Oswego, Callable 06/01/11 @ 100
5.500%, 06/01/12	1,240	1,402
Clackamas County School District #86, Canby, Callable 06/15/10 @ 100 (SBG) 5.500%, 06/15/15	1,835	2,080
Columbia County School District #502, Zero Coupon Bond (FGIC) 3.900%, 06/01/12 (b)	1,530	1,150
5.000%, 06/01/16 (b)	1,000	615
Deschutes & Jefferson Counties School District #2, Callable 06/15/11 @ 100 5.500%, 06/15/14	1,725	1,945

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Deschutes & Jefferson Counties School District #2-J, Redmond, Series A (FGIC) (SBG) 5.000%, 06/15/13	$1,250	$1,389
Deschutes & Jefferson Counties School District #2-J, Redmond, Series B, Zero Coupon Bond (FGIC) (SBG) 5.090%, 06/15/21 (b)	1,000	455
Deschutes County, Callable 12/01/12 @ 100 (FSA) 5.000%, 12/01/14	1,755	1,933
Deschutes County, Pre-refunded 12/01/06 @ 100 (MBIA) 5.250%, 12/01/09 (a)	1,000	1,071
Eugene Public Safety Facilities, Callable 06/01/06 @ 100 (FGIC) 5.700%, 06/01/16	1,295	1,369
Hood River County School District, Callable 06/15/11 @ 100 (SBG) 5.250%, 06/15/16	1,030	1,134
Jackson County School District #549, Medford (SBG) 5.000%, 06/15/12	2,000	2,222
Jackson County School District #6, Central Point, Callable 06/15/14 @ 100 (FSA) (SBG) 5.250%, 06/15/16	1,140	1,284
Lake Oswego (MBIA) 5.250%, 06/01/13	1,035	1,172
Lane County School District #4, Eugene (FGIC)
5.000%, 07/01/11	1,785	1,984
Lane County School District #40, Creswell, Callable 06/15/10 @ 100 (SBG) 5.000%, 06/15/11	1,120	1,224
Lane County School District #52, Bethel, Pre-refunded 06/15/10 @ 100 (SBG) 5.350%, 06/15/11 (a)	1,285	1,446
Lincoln County School District (FGIC) 6.000%, 06/15/06	1,055	1,128
Linn Benton Community College District, Zero Coupon Bond (FGIC) (SBG) 4.000%, 06/15/08 (b)	985	885
4.210%, 06/15/09 (b)	1,000	862
Linn County Community School District, Callable 06/15/13 @ 100 (FGIC) (SBG) 5.550%, 06/15/21	1,000	1,111
Marion & Polk Counties School District #7-J, Silverton, Callable 12/02/04 @ 101 (FSA) 5.600%, 06/01/06	860	874
Marion County School District #103C Woodburn, Series B, Zero Coupon Bond (FGIC) 3.700%, 11/01/11 (b)	2,210	1,724
McMinnville School District 5.500%, 06/15/13	1,000	1,144
McMinnville School District #40 (FSA) 5.500%, 06/15/12	620	711
Metro, Callable 09/01/10 @ 102 5.250%, 09/01/14	1,000	1,123
Metropolitan, Washington Park Zoo, Series A, Callable 01/15/07 @ 100 5.250%, 01/15/10	1,000	1,067
Multnomah County School District #7, Reynolds, Callable 06/15/11 @ 100 (SBG) 5.625%, 06/15/15	1,000	1,133

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Multnomah County, Series A, Callable 04/01/10 @ 100 5.000%, 04/01/11	$1,000	$1,094
5.125%, 04/01/13	2,445	2,690
Multnomah-Clackamas County School District #10, Gresham-Barlow, Callable 06/15/11 @ 100 (FSA) (SBG) 5.500%, 06/15/13	1,780	2,013
Multnomah-Clackamas County School District #28-302, Centennial, Callable 06/15/11 @ 100 (FGIC) (SBG) 5.500%, 06/15/14	1,500	1,691
Oregon State Board of Higher Education, Series A, Callable 08/01/09 @ 101 5.500%, 08/01/15	1,255	1,416
Oregon State Pollution Control, Series A, Callable 11/01/07 @ 100 4.875%, 11/01/11	455	487
Portland Community College Services, Callable 06/01/11 @ 100 5.375%, 06/01/15	1,375	1,534
Portland Emergency Facilities, Series A, Callable 06/01/09 @ 100 5.000%, 06/01/12	1,060	1,154
Puerto Rico Public Buildings Authority, Series J, Callable 07/01/12 @ 100 (AMBAC) (COMGTY) 5.000%, 07/01/36	1,000	1,101
Salem-Keizer School District #24-J, Callable 06/01/08 @ 100 (FSA) 5.100%, 06/01/12	2,000	2,173
Salem-Keizer School District #24-J, Callable 06/01/09 @ 100 (SBG) 5.250%, 06/01/12	1,000	1,113
Tualatin Hills Park & Recreation District (FGIC) 5.750%, 03/01/13	870	1,016
Umatilla County School District #016-R, Pendleton (FGIC) 5.000%, 07/01/11	1,000	1,112
5.250%, 07/01/14	1,540	1,749
Wasco County School District #12
5.500%, 06/15/14	1,080	1,244
Washington & Clackamas Counties School District #23-J, Tigard (FGIC) 5.750%, 06/01/06	1,055	1,123
5.250%, 06/01/11	1,335	1,503
5.500%, 06/01/13	1,000	1,151
Washington & Clackamas Counties School District #23-J, Tigard, Zero Coupon Bond 5.820%, 06/15/14 (b)	1,030	693
Washington County 5.500%, 06/01/10	1,000	1,133
Washington County School District #48-J, Beaverton, Callable 08/01/08 @ 100 5.250%, 08/01/10	2,000	2,190
Washington County School District #88, Sherwood, Pre-refunded 06/01/05 @ 100 (FSA) 5.700%, 06/01/06 (a)	1,000	1,027
Washington, Multnomah & Yamhill Counties School District #1-J 5.000%, 11/01/14	1,000	1,119
Washington, Multnomah & Yamhill Counties School District #1-J, Callable 06/01/09 @ 100 5.250%, 06/01/12	1,185	1,302

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Wilsonville, Callable 06/01/08 @ 100 5.000%, 12/01/10	$350	$350
Total General Obligations		76,102
Certificates of Participation – 5.5%
Multnomah County, Callable 08/01/08 @ 101 (MLO) 4.750%, 08/01/11	2,200	2,338
Oregon State Department of Administrative Services, Series A (AMBAC) (MLO) 5.500%, 05/01/07	1,000	1,085
Oregon State Department of Administrative Services, Series A, Callable 05/01/09 @ 101 (AMBAC) (MLO) 5.000%, 05/01/14	1,240	1,352
Oregon State Department of Administrative Services, Series A, Callable 05/01/13 @ 100 (FSA) 5.000%, 05/01/14	1,200	1,318
Oregon State Department of Administrative Services, Series B, Callable 11/01/07 @ 101 (AMBAC) (MLO) 5.000%, 11/01/11	840	910
Oregon State Department of Administrative Services, Series C, Pre-refunded 05/01/06 @ 101 (MBIA) (MLO) 5.750%, 05/01/07 (a)	990	1,060
Total Certificates of Participation		8,063
Total Municipal Bonds (Cost $136,835)		145,263

Oregon Intermediate Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 1.2%
First American Tax Free Obligations Fund, Cl Z (e)	1,709,364	$1,710
Total Affiliated Money Market Fund (Cost $1,710)		1,710
Total Investments – 100.3% (Cost $138,545)		146,973
Other Assets and Liabilities, Net – (0.3)%		(404)
Total Net Assets – 100.0%		$146,569

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  The rate shown is the effective yield at the time of purchase.

(c)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(d)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $2,267,920 or 1.5% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

BA – Bank of America

COMGTY – Commonwealth Guaranty

Cl – Class

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FSA – Financial Security Assurance

MBIA – Municipal Bond Insurance Association

MGT – Morgan Guaranty Trust

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

SBG – School Board Guaranty

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Short Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 96.8%
Alabama – 1.1%
Foley Utilities Board, Escrowed to Maturity, Callable 05/01/05 @ 100 (RB) 6.000%, 03/01/07 (a)	$1,500	$1,640
Homewood, Sewer 7, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.125%, 03/01/07 (a)	1,340	1,469
Mobile, Escrowed to Maturity, Callable 10/01/04 @ 100 (GO) 6.200%, 02/15/07 (a)	1,280	1,401
		4,510
Alaska – 1.2%
Anchorage, Series B (GO) (MBIA) 5.000%, 07/01/06	5,000	5,269
Arizona – 3.5%
Arizona State Funding Program, Series 15, Escrowed to Maturity (COP) 8.750%, 08/01/06 (a)	2,115	2,374
8.750%, 08/01/06 (a)	1,410	1,583
Glendale Industrial Development Authority (RB) 4.250%, 05/15/08	1,240	1,298
Salt River Project, Agricultural Improvement & Power District Electrical Systems, Series A (RB) 5.250%, 01/01/06	2,250	2,347
Scottsdale Water & Sewer, Project of 1989, Series E (RB) 7.000%, 07/01/08	1,370	1,589
Tempe Industrial Development Authority, Series A (RB) 4.500%, 12/01/06	1,000	1,024
University Medical Center (PUFG) (RB) 5.000%, 07/01/07	300	318
5.000%, 07/01/08	700	747
5.000%, 07/01/09	500	537
Yavapai County Industrial Development Authority, Waste Management Project, Series A-1, Mandatory Put 03/01/06 @ 100 (AMT) (GTY) (RB) 3.650%, 03/01/28	3,100	3,130
		14,947
California – 4.5%
California State (GO) 5.000%, 06/01/07	5,000	5,356
5.000%, 02/01/08	5,000	5,400
5.000%, 02/01/08	1,000	1,080
California State Public Works Board, Series A (RB) 5.000%, 06/01/09	3,900	4,246
Contra Costa Transportation Authority, Series A, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.875%, 03/01/07 (a)	3,000	3,190
		19,272
Colorado – 1.3%
Denver City & County Airport, Series E (AMT) (RB) (XLCA) 5.000%, 11/15/07	5,000	5,342
District of Columbia – 1.3%
District of Columbia, Series A (GO) (MBIA) 5.500%, 06/01/07	5,000	5,432

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Florida – 0.8%
Escambia County Health Facilities Authority, Ascension Health Credit, Series A (RB) 5.000%, 11/15/06	$815	$862
Highlands County Health Facilities Authority, The Adventist Health System, Series B (RB) 3.750%, 11/15/06	2,605	2,678
		3,540
Georgia – 0.2%
Fulton Dekalb Hospital Authority (FSA) (RB) 5.000%, 01/01/07	1,000	1,065
Idaho – 0.5%
Idaho Falls, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 10.250%, 04/01/06 (a)	695	751
Idaho Falls, Pre-refunded 04/01/07 @ 100, Callable 10/01/04 @ 100 (RB) 10.375%, 04/01/13 (b)	1,075	1,283
		2,034
Illinois – 8.0%
Champaign County Community Unit School District #4 (GO) 8.300%, 01/01/07	1,120	1,267
Chicago O'Hare International Airport, 2nd Lien, Passenger Facilities, Series C (AMBAC) (AMT) (RB) 5.000%, 01/01/08	2,260	2,413
Chicago O'Hare International Airport, 2nd Lien, Passenger Facilities, Series C (MBIA) (RB) 5.750%, 01/01/09	1,000	1,120
Chicago O'Hare International Airport, Series A (AMBAC) (RB) 4.800%, 01/01/05	585	590
Chicago Park District, Partially Pre-refunded 05/15/05 @ 102, Callable 05/15/05 @ 102 (GO) 6.350%, 11/15/08 (b)	2,000	2,096
Cook County Community High School District #218, Partially Escrowed to Maturity, Zero Coupon Bond (FSA) (GO) 2.630%, 12/01/05 (a) (c)	1,760	1,724
Cook County Consolidated High School District #200, Oak Park, Zero Coupon Bond (FSA) (GO) 2.070%, 12/01/05 (c)	2,265	2,217
Cook County High School District #209, Proviso Township (FSA) (GO) 2.650%, 12/01/08	1,485	1,369
Du Page Airport Authority, Series A (FGIC) (RB) 3.000%, 02/01/07	2,000	2,036
Illinois Development Finance Authority, People's Gas, Light & Coke, Series B, Mandatory Put 02/01/08 @ 100 (AMBAC) (RB)
3.050%, 02/01/33 (d)	3,000	3,046
Illinois Educational Facilities Authority, The Art Institute of Chicago, Mandatory Put 03/01/08 @ 100 (RB) 3.100%, 03/01/34	2,000	2,005

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Illinois Finance Authority, Depaul University, Series A (RB) 5.000%, 10/01/07	$1,000	$1,070
5.000%, 10/01/09	1,000	1,084
Illinois Health Facilities Authority, Covenant Retirement Communities, Series A (RAAI) (RB) 3.375%, 12/01/06	1,365	1,395
Illinois Health Facilities Authority, University of Chicago, Hospital & Health (MBIA) (RB) 5.000%, 08/15/06	1,000	1,055
5.000%, 08/15/07	1,000	1,075
Illinois State Toll Highway Authority, Pre-refunded 07/01/06 @ 100, Callable 10/01/04 @ 100 (RB) 6.750%, 01/01/10 (b)	30	32
Illinois State, First Series (GO) 4.000%, 12/01/06	2,000	2,085
Lake County Community Unit School District #60, Waukegan, Series A (FSA) (GO) 6.000%, 12/01/05	1,115	1,169
Lake County School District #112, Highland Park (GO) 9.000%, 12/01/06	1,655	1,890
9.000%, 12/01/07	1,000	1,196
Northern University, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 7.125%, 04/01/05 (a)	720	740
Sangamon County (COP) 7.300%, 12/01/04	1,500	1,514
		34,188
Indiana – 2.0%
East Chicago Multi School Building Corporation, Pre-refunded 07/15/06 @ 102 (RB) (STAID) 6.500%, 01/15/16 (b)	1,000	1,100
Gary Sanitation District, Special Tax District (GO) (RAAI) 3.500%, 02/01/07	1,105	1,134
Indiana State Development Finance Authority, Waste Management Income Project, Mandatory Put 10/01/05 @ 100 (AMT) (RB) 2.700%, 10/01/31 (e)	1,000	1,000
Indianapolis Industries Local Public Improvement, Airport Authority, Series A (AMT) (FSA) (RB) 5.000%, 01/01/07	5,000	5,289
		8,523
Kansas – 1.5%
Augusta Electric Generating & Distribution System, Escrowed to Maturity, Callable 11/15/04 @ 100 (RB) 6.700%, 11/15/07 (a)	1,440	1,440
Burlington Pollution Control, Kansas Gas & Electric Company Project, Series B, Callable 06/01/06 @ 100, Mandatory Put 06/01/06 @ 100 (RB) 2.650%, 06/01/31 (d)	2,500	2,526
La Cygne Environmental, Kansas City Power & Light, Mandatory Put 09/01/05 @ 100 (RB) 2.250%, 03/01/18 (d)	1,000	1,000

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Newton Hospital, Newton Healthcare Corporation, Series A, Pre-refunded 11/15/04 @ 102 (RB) 7.375%, 11/15/14 (b)	$1,500	$1,540
		6,506
Kentucky – 0.2%
Kentucky State Turnpike Authority, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.125%, 07/01/07 (a)	325	346
Owensboro Electric, Light & Power, Escrowed to Maturity, Callable 01/01/05 @ 100 (RB) 6.850%, 01/01/08 (a)	570	614
		960
Louisiana – 0.3%
Louisiana State Health & Education Authority, Lambeth House Project, Pre-refunded 10/01/06 @ 102 (RB) 9.000%, 10/01/26 (b)	1,000	1,156
Maryland – 0.9%
Calvert County Economic Development, Asbury-Solomons Island Facilities Project, Pre-refunded 01/01/05 @ 102 (RB) 8.375%, 01/01/15 (b)	1,000	1,037
Maryland State, State & Local Facilities, Series B (GO) 5.250%, 07/15/06	2,575	2,731
		3,768
Massachusetts – 2.2%
Massachusetts State Housing Finance Agency, Series B (RB) 2.500%, 06/01/06	6,000	6,034
Massachusetts State, Series E (GO) 5.500%, 01/01/09	3,000	3,335
		9,369
Michigan – 4.8%
Detroit Water Supply System, Escrowed to Maturity (RB) 8.875%, 01/01/05 (a)	1,590	1,619
Michigan Municipal Bond Authority, Pre-refunded 10/01/04 @ 102 (RB) 6.500%, 10/01/17 (b)	3,100	3,162
Michigan Municipal Bond Authority, Series A, Escrowed to Maturity, Callable 10/01/04 @ 101 (RB) 6.150%, 10/01/05 (a)	1,500	1,567
Michigan State Hospital Finance Authority, Genesys Health System, Series A, Pre-refunded 10/01/05 @ 100 (RB) 7.500%, 10/01/27 (b)	6,620	7,003
Michigan State Hospital Finance Authority, Harper-Grace Hospital, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 7.125%, 05/01/09 (a)	385	428
Michigan State Hospital Finance Authority, Henry Ford Health System, Series A (RB) 5.000%, 03/01/06	1,000	1,037
Michigan State Hospital Finance Authority, Midmichigan Obligated Group, Series A (FSA) (RB) 5.500%, 06/01/06	2,525	2,671

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Michigan State Hospital Finance Authority, Oakwood Obligated Group (RB) 5.000%, 11/01/06	$1,000	$1,046
Michigan State Strategic Fund, Dow-Chemical Project, Mandatory Put 06/01/06 @ 100 (RB) 3.800%, 06/01/14 (d)	1,800	1,819
		20,352
Minnesota – 1.6%
Hennepin County Housing & Redevelopment Authority, Loring Park Apartments, Callable 08/15/06 @ 102.50, Mandatory Put 02/15/09 @ 100 (AMT) (FNMA) 3.050%, 06/15/34 (d)	2,000	2,004
Minneapolis Healthcare System, Allina Health System, Series A (RB) 5.000%, 11/15/06	1,895	1,992
Minnesota State Higher Education Facilities Authority, Series 4S, Mandatory Put 04/01/08 @ 100 (RB) 4.600%, 04/01/28 (d)	1,200	1,276
Monticello, Big Lake Community Hospital District, Series C (RB) 4.250%, 12/01/07	1,675	1,702
Northwestern Mutual Life Insurance Co. Tax-Exempt Mortgage Trust #1 (RB) 7.605%, 02/15/09 (d)	41	41
		7,015
Mississippi – 0.8%
Mississippi State, Escrowed to Maturity, Callable 02/01/08 @ 100 (GO) 6.200%, 02/01/08 (a)	3,065	3,386
Missouri – 2.0%
Boone County Hospital (RB) 5.000%, 08/01/06	2,925	3,063
Little Blue Valley Sewer District, Escrowed to Maturity (RB) 5.750%, 10/01/04 (a)	1,000	1,000
Little Blue Valley Sewer District, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 5.500%, 10/01/07 (a)	1,000	1,098
Missouri State Development Finance Board, Branson, Series A (RB) 5.000%, 12/01/05	1,000	1,033
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Associated Electric CoOp, Thomas Hill (RB) 5.500%, 12/01/06	1,000	1,075
St. Louis International Airport, Series A (FSA) (RB) 5.000%, 07/01/07	1,100	1,176
		8,445
Nebraska – 1.0%
Douglas County Hospital Authority #002, Nebraska Medical Center (GTY) (RB) 5.000%, 11/15/07	1,000	1,070
5.000%, 11/15/08	1,000	1,077

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Nebraska Investment Finance Authority, Catholic Health Initiatives, Series A (RB) 5.500%, 12/01/07	$2,000	$2,177
		4,324
Nevada – 2.1%
Clark County Pollution Control, Series A, Mandatory Put 03/02/09 @ 100 (AMT) (RB) 3.250%, 06/01/31 (d)	3,000	2,973
Clark County Pollution Control, Series C, Mandatory Put 03/02/09 @ 100 (AMT) (RB) 3.250%, 06/01/31 (d)	3,000	2,973
Nevada State, Partially Pre-refunded 12/01/04 @ 101, Callable 12/01/04 @ 101 (GO) 6.500%, 12/01/12 (b)	3,000	3,055
		9,001
New Hampshire – 1.1%
New Hampshire State, Series A (GO)
5.000%, 07/15/07	4,220	4,550
New Jersey – 4.3%
New Jersey Economic Development Authority, Arbor Glen Project, Series A, Pre-refunded 05/15/06 @ 102 (RB) 8.000%, 05/15/12 (b)	2,000	2,198
New Jersey Economic Development Authority, United Methodist Homes, Pre-refunded 07/01/05 @ 102 (RB) 7.500%, 07/01/20 (b)	4,255	4,515
New Jersey Health Care Facilities Financing Authority, Capital Health Systems, Series A (RB) 5.000%, 07/01/07	2,465	2,602
5.000%, 07/01/08	1,585	1,682
New Jersey Sports & Exposition Authority, Monmouth Park, Series A, Pre-refunded 01/01/05 @ 102 (RB) 8.000%, 01/01/25 (b)	2,400	2,486
New Jersey State Transportation Corporation, Sub-Federal Transportation Administrative Grants, Series B (COP) 5.000%, 09/15/06	2,025	2,138
New Jersey State Turnpike Authority, Escrowed to Maturity (RB) 6.750%, 01/01/09 (a)	2,585	2,731
		18,352
New Mexico – 0.3%
Farmington, Pre-refunded 07/01/05 @ 100 (RB) 9.875%, 01/01/13 (b)	1,360	1,433
New York – 6.0%
Long Island Power Authority, Series B (RB) 5.000%, 12/01/06	3,700	3,912
Monroe County Airport Authority, Greater Rochester International (AMT) (MBIA) (RB) 4.000%, 01/01/08	1,125	1,172
5.000%, 01/01/09	1,175	1,268
New York, Series A (GO) 5.250%, 08/01/08	8,000	8,747
New York, Series G (GO) 5.000%, 08/01/08	1,615	1,751
New York, Series H (GO) 4.000%, 08/01/08	1,675	1,756

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Port Authority of New York & New Jersey (AMT) (RB) 5.000%, 07/15/07	$3,125	$3,332
New York State Dormitory Authority, Lutheran Medical (FHA) (MBIA) (RB) 3.000%, 02/01/07	1,410	1,439
New York State Dormitory Authority, Mental Health, Series F-1 (RB) 5.000%, 02/15/07	2,000	2,127
		25,504
North Carolina – 1.7%
North Carolina Medical Care Commission, Health Care Facilities, Series A (RB) 2.500%, 11/01/07	1,000	989
North Carolina Medical Care Commission, Novant Health Obligated Group, Series A (RB) 5.000%, 11/01/07	5,325	5,734
North Carolina Municipal Power Agency, Series A (RB) 5.000%, 01/01/05	500	504
		7,227
Ohio – 1.4%
Allen County Economic Development, Young Men's Christian Association, Mandatory Put 04/14/08 @ 100 (RB) 3.000%, 04/15/18 (d)	5,000	5,060
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project (RB) 3.000%, 12/01/06	1,090	1,101
		6,161
Oklahoma – 0.3%
Ponca City Utility Authority, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.000%, 07/01/08 (a)	1,110	1,255
Pennsylvania – 0.8%
Chartiers Valley Industrial & Commercial Development Authority, Friendship Village South, Series A (RB) 2.750%, 08/15/05	400	399
3.150%, 08/15/06	400	399
3.450%, 08/15/07	300	299
Hampden Township Sewer Authority, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.150%, 04/01/07 (a)	1,000	1,070
Ringgold School District Authority, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.700%, 01/15/08 (a)	1,165	1,272
		3,439
Puerto Rico – 4.1%
Puerto Rico Commonwealth, Highway Transportation Authority, Series AA (RB) 5.000%, 07/01/07	7,200	7,723
Puerto Rico Commonwealth, Series C, Mandatory Put 07/01/08 @ 100 (GO) 5.000%, 07/01/18 (d)	4,250	4,574
Puerto Rico Commonwealth, Tax & Revenue Anticipation Notes 3.000%, 07/29/05 (e)	4,000	4,042

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Puerto Rico Electric Power Authority, Series 00 (RB) 4.000%, 07/01/07	$1,000	$1,046
		17,385
Rhode Island – 0.6%
Rhode Island State Health & Educational Building, Higher Education Facility, Johnson & Wales (RB) (XLCA) 5.000%, 04/01/07	1,000	1,069
Rhode Island State Health & Educational Building, Higher Education Facility, Roger Williams, Pre-refunded 11/15/04 @ 102 (CLE) (RB) 7.200%, 11/15/14 (b)	1,500	1,540
		2,609
South Carolina – 2.5%
Charleston County Hospital Facilities, Carealliance Health Services, Series A (RB) 5.000%, 08/15/06	2,210	2,310
5.000%, 08/15/07	700	741
Georgetown County, Series A (AMT) (FGIC) (GO) 3.000%, 03/01/07	1,055	1,079
Richland-Lexington Airport District (FSA) (RB) 4.000%, 01/01/06 (e)	910	933
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C (AMT) (RB) 4.500%, 08/01/06	660	680
South Carolina State Ports Authority (FSA) (RB) 5.500%, 07/01/07	3,330	3,606
York County School District #4, Fort Mill (GO) 3.000%, 03/01/07	1,100	1,126
		10,475
South Dakota – 0.8%
Sioux Falls Health Facilities, Dow Rummel Village Project, Series B, Mandatory Put 11/15/07 @ 100, Callable 11/15/07 @ 100 (RB) 4.750%, 11/15/33	1,675	1,672
South Dakota Housing Development Authority, Homeownership Mortgage, Series I (AMT) (RB) 2.850%, 05/01/06	1,600	1,615
		3,287
Tennessee – 0.4%
Sullivan County Health Educational & Housing Facilities, Wellmont Health Systems Project (RB) 4.500%, 09/01/06	1,500	1,537
Texas – 23.9%
Arlington Independent School District, Pre-refunded 02/15/05 @ 67.33, Zero Coupon Bond (GO) (PSFG) 2.460%, 02/15/12 (b) (c)	8,940	5,984
Austin Utility System, Pre-refunded 11/15/04 @ 100 (FGIC) (RB) 5.750%, 05/15/24 (b)	1,530	1,538
Austin Utility Systems, Financial Services Department, Series A (MBIA) (RB) 6.000%, 11/15/06	5,000	5,412
Austin, Escrowed to Maturity, Callable 10/01/04 @ 100 (GO) 8.500%, 07/01/05 (a)	1,500	1,576

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Brazos River Authority, Utilities Electric Co., Series B, Mandatory Put 06/19/06 @ 100 (AMT) (RB) 5.050%, 06/01/30 (d)	$1,730	$1,780
Gulf Coast Waste Disposal Authority, Series C, Mandatory Put 05/01/06 @ 100 (AMT) (RB) 3.200%, 05/01/28	4,000	4,010
Harris County Health Facilities Development, Hermann Hospital Project, Pre-refunded 10/01/04 @ 101 (MBIA) (RB) 6.375%, 10/01/24 (b)	830	838
Houston (GO) (MBIA) 5.000%, 03/01/07	2,145	2,293
Houston Airport Systems,Escrowed to Maturity (RB) 8.200%, 07/01/05 (a)	455	477
Houston Health Facilities Development, Buckingham Senior Living Community, Series A, Callable 02/15/09 @ 100 (RB) 4.900%, 02/15/10	1,020	1,016
Houston Water & Sewer System, Series A (FSA) (RB) 5.500%, 12/01/06	4,500	4,837
Houston, Escrowed to Maturity (GO) (MBIA) 5.000%, 03/01/07 (a)	2,855	3,052
Jefferson County Health Facilities Development Authority, Baptist Hospitals (AMBAC) (FHA) (RB) 4.200%, 08/15/07	1,450	1,525
Laredo Independent School District (GO) (PSFG) 6.750%, 08/01/08	2,150	2,475
Lubbock Health Facilities Development, St. Joseph Health Systems (FSA) (RB) 5.000%, 07/01/07	5,000	5,369
North Central Taxes Health Facility Development, Baylor Health Care Systems Project (RB) 5.500%, 05/15/05	2,000	2,045
5.500%, 05/15/06	3,500	3,684
5.500%, 05/15/07	1,000	1,076
North East Independent School District (GO) (PSFG) 7.000%, 02/01/05	2,500	2,544
Northside Independent School District, Series B, Callable 02/01/05 @ 100, Mandatory Put 08/01/06 @ 100 (GO) (PSFG) 2.450%, 08/01/33 (d)	6,800	6,809
Richardson Hospital Authority (RB) 4.000%, 12/01/06	1,165	1,186
5.000%, 12/01/07	1,230	1,287
San Antonio (GO) 3.000%, 02/01/06	1,680	1,705
San Antonio, Escrowed to Maturity (GO) 3.000%, 02/01/06	20	20
Southeast Hospital Financing Agency, Memorial Hospital System Project, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 8.500%, 12/01/08 (a)	800	901
Tarrant Regional Water District (FSA) (RB) 4.000%, 03/01/07	2,000	2,091
5.000%, 03/01/08	2,275	2,468
Texas State Public Finance Authority, Series A (GO) 5.250%, 10/01/07	10,250	11,157
Texas State Turnpike Authority (RB) 5.000%, 06/01/08	7,000	7,608
Texas Tax & Revenue Anticipation Notes 3.000%, 08/31/05	10,000	10,115

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Texas Technical University, Improvement Financing Systems, Ninth Series (AMBAC) (RB) 4.000%, 02/15/08	$1,000	$1,052
Trinity River Authority, Tarrant County Water Project (MBIA) (RB) 3.250%, 02/01/07	2,130	2,188
Tyler Health Facilities Development, Mother Frances Hospital (RB) 5.000%, 07/01/07	575	604
United Independent School District (GO) (PSFG) 8.000%, 08/15/05	1,075	1,133
		101,855
Utah – 1.8%
Intermountain Power Agency, Series A (MBIA) (RB) 5.000%, 07/01/07	7,000	7,532
Virgin Islands – 0.4%
Virgin Islands Public Finance Authority (RB) 4.000%, 10/01/05	1,500	1,527
Washington – 2.8%
Clark County Public Utility District #001, Electric (MBIA) (RB) 4.000%, 01/01/07	1,000	1,043
5.000%, 01/01/08	1,400	1,515
Clark County Public Utility District #001, Generating Systems (MBIA) (RB) 4.000%, 01/01/07	1,000	1,043
Energy Northwest Electric, Columbia General Station, Series F (MBIA) (RB) 5.000%, 07/01/07	1,000	1,075
Washington State Housing Finance Commission, Presbyterian Ministries, Series A, Pre-refunded 07/01/06 @ 102 (RB) 6.850%, 07/01/21 (b)	1,390	1,536
Washington State, Series E (GO) 6.000%, 07/01/07	5,000	5,510
		11,722
West Virginia – 0.7%
Putnam County Pollution Control, Appalachian Power Company Project, Series E, Mandatory Put 11/01/06 @ 100 (RB) 2.800%, 05/01/19 (d)	3,000	2,996
Wisconsin – 1.1%
Wisconsin State Health & Educational Facilities Authority, Childrens Hospital of Wisconsin, Series A (RB) 4.500%, 08/15/08	1,500	1,598
Wisconsin State Health & Educational Facilities Authority, Gundersen Lutheran, Series A (FSA) (RB) 5.000%, 02/15/08	1,000	1,077
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services, Series A (RB) 5.000%, 08/15/07	1,000	1,064
Wisconsin State Health & Educational Facilities, Marquette University Project, Pre-refunded 12/01/04 @ 101 (FGIC) (RB) 6.450%, 12/01/19 (b)	1,000	1,018
		4,757
Total Municipal Bonds (Cost $405,837)		412,007

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Short Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 3.3%
First American Tax Free Obligations Fund, Cl Z (f)	14,243,972	$14,244
Total Affiliated Money Market Fund (Cost $14,244)		14,244
Total Investments – 100.1% (Cost $420,081)		426,251
Other Assets and Liabilities, Net – (0.1)%		(563)
Total Net Assets – 100.0%		$425,688

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(e)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $5,976,620 or 1.4% of total net assets. See note 2 in Notes to Financial Statements.

(f)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $40,061,407, which represents 9.4% of net assets.

CLE – Connie Lee Insurance Company

COP – Certificate of Participation

Cl – Class

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GO – General Obligation

GTY – Guaranty

MBIA – Municipal Bond Insurance Association

PSFG – Permanent School Fund Guarantee

PUFG – Permanent University Fund Guarantee

RAAI – Radian Asset Assurance Inc.

RB – Revenue Bond

STAID – State Aid Withholding

XLCA – XL Capital Assurance Inc.

Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.4%
Alabama – 0.9%
Bessemer, Callable 07/01/06 @ 102 (AMBAC) (RB) 5.750%, 07/01/16	$2,500	$2,701
Camden Industrial Development Board, Series A, Callable 12/01/13 @ 100 (RB) 6.125%, 12/01/24	1,000	1,074
Camden Industrial Development Board, Series B, Callable 12/01/13 @ 100 (AMT) (RB) 6.375%, 12/01/24	350	377
		4,152
Alaska – 2.1%
Alaska Energy Authority, Bradley Lake, Third Series (FSA) (RB) 6.000%, 07/01/10	1,000	1,152
6.000%, 07/01/11	4,040	4,695
Alaska State Housing Finance Corporation, Series A, Callable 06/01/07 @ 102 (MBIA) (RB) 5.900%, 12/01/19	1,000	1,047
Alaska State Housing Finance Corporation, Series A, Callable 12/01/05 @ 105 (MBIA) (RB) 5.700%, 12/01/11	505	524
Anchorage, Series B, Callable 07/01/12 @ 100 (GO) (MBIA) 5.000%, 07/01/22	2,000	2,090
		9,508
Arizona – 2.1%
Arizona Health Facilities Authority, The Terraces Project, Series A, Callable 11/15/13 @ 101 (RB) 7.500%, 11/15/23	3,000	3,032
Arizona State Transportation Board, Callable 07/01/09 @ 100 (RB) 6.000%, 07/01/12	3,830	4,353
Tempe Industrial Development Authority, Friendship Villiage Project, Series A (RB) 5.375%, 12/01/13	1,300	1,322
University Medical Center Corporation, Callable 07/01/14 @ 100 5.000%, 07/01/24 (a)	750	752
		9,459
California – 8.1%
Alameda Corridor Transportation Authority, Series A, Zero Coupon Bond (AMBAC) (RB) 5.720%, 10/01/30	15,000	3,725
California State, Callable 02/01/13 @ 100 (GO) 5.000%, 02/01/21	5,500	5,751
California State, Callable 02/01/14 @ 100 (GO) 5.000%, 02/01/33	2,000	2,013
California State Department of Water, Series A, Callable 05/01/12 @ 101 (RB) 5.375%, 05/01/22	4,500	4,802
California State Public Works Board, Series A, Callable 06/01/14 @ 100 (RB) 5.500%, 06/01/19	3,000	3,317
California State, Callable 04/01/09 @ 101 (GO) 4.750%, 04/01/22	500	506
California Statewide Communities Development Authority, Los Angeles Jewish Home, Callable 11/01/13 @ 100 (CMI) (RB) 5.250%, 11/15/23	4,000	4,165

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Chula Vista Industrial Development, San Diego Gas & Electric Co., Series A (AMT) (RB) 4.900%, 03/01/23 (b)	$2,500	$2,466
Golden State Tobacco Securitization, Series B, Callable 06/01/13 @ 100 (RB) 5.500%, 06/01/33	6,940	7,196
Vernon, Malburg Generating Station Project, Callable 04/01/08 @ 100 (RB) 5.500%, 04/01/33	3,000	3,055
		36,996
Colorado – 3.4%
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT) (RB) 5.700%, 07/01/29	1,590	1,636
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Pre-refunded 12/01/11 @ 100 (RB) 7.250%, 12/01/21 (c)	1,500	1,871
Colorado State Health Facilities Authority, Covenant Retirement Communities, Series B, Callable 12/01/12 @ 101 (RB) 6.125%, 12/01/33	1,150	1,194
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Callable 10/01/12 @ 100 (RB) 5.900%, 10/01/27	2,500	2,622
Colorado State Health Facilities Authority, Parkview Medical Center, Callable 09/01/11 @ 100 (RB) 6.500%, 09/01/20	1,000	1,091
Colorado State Health Facilities Authority, Vail Valley Medical Center, Callable 01/15/12 @ 100 (RB) 5.800%, 01/15/27	1,500	1,550
La Junta Hospital, Arkansas Valley Medical Center Project, Callable 04/01/09 @ 101 (RB) 6.000%, 04/01/19	1,000	1,026
Montrose Memorial Hospital, Callable 12/01/13 @ 102 (RB) 6.000%, 12/01/28	1,000	1,003
6.000%, 12/01/33	1,000	992
Northwest Parkway Public Highway Authority, Zero Coupon Bond (AMBAC) (RB) 6.290%, 06/15/29 (d)	10,000	2,429
		15,414
Florida – 2.9%
Capital Trust Agency, Fort Lauderdale Project, Callable 01/01/14 @ 101 (AMT) (RB) 5.750%, 01/01/32	1,000	944
Florida State Department of Transportation, Callable 07/01/06 @ 101 (GO) 5.250%, 07/01/17	5,525	5,853
Florida State Department of Transportation, Alligator Alley, Callable 07/01/07 @ 101 (FGIC) (RB) 5.125%, 07/01/13	1,280	1,387
Palm Beach County, Park & Recreational Facilities, Callable 11/01/06 @ 102 (FSA) (RB) 5.250%, 11/01/16	5,000	5,391
		13,575

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Georgia – 2.2%
Fulton County Residential Care Facilities, Canterbury Court Project, Series A, Callable 02/15/14 @ 101 (RB) 6.125%, 02/15/26	$1,500	$1,503
6.125%, 02/15/34	2,500	2,468
Gainesville & Hall County Hospital Authority, Northeast Georgia Health Systems Inc. Project, Callable 05/15/11 @ 100 (RB) 5.500%, 05/15/31	5,000	5,097
Georgia Municipal Electric Authority Power, Series BB (MBIA) (RB) 5.250%, 01/01/25	1,000	1,110
		10,178
Hawaii – 1.9%
Hawaii State, Series CN, Callable 03/01/07 @ 102 (FGIC) (GO) 5.500%, 03/01/14	8,000	8,759
Illinois – 12.2%
Bolingbrook, Residential Mortgages, Escrowed to Maturity (FGIC) (RB) 7.500%, 08/01/10 (e)	1,080	1,250
Cook County, Series A (GO) (MBIA) 6.250%, 11/15/12	9,090	10,853
Cook County Community School District #97, Oak Park, Series B (FGIC) (GO) 9.000%, 12/01/11	2,235	3,030
Illinois Development Finance Authority, Adventist Health System, Callable 11/15/09 @ 101 (RB) 5.500%, 11/15/29	5,000	5,047
Illinois Health Facilities Authority, Condell Medical Center, Callable 05/15/12 @ 100 (RB) 5.500%, 05/15/32	2,500	2,393
Illinois Health Facilities Authority, Covenant Retirement Communities, Callable 12/01/11 @ 101 (RB) 5.875%, 12/01/31	4,500	4,504
Illinois Health Facilities Authority, Covenant Retirement Communities, Series A, Callable 12/01/12 @ 100 (RAAI) (RB) 5.500%, 12/01/22	4,000	4,254
Illinois Health Facilities Authority, Lutheran Senior Ministries, Series A, Callable 08/15/11 @ 101 (RB) 7.375%, 08/15/31	3,000	2,993
Illinois State, Pre-refunded 02/01/05 @ 102 (GO) (MBIA) 6.100%, 02/01/17 (c)	2,225	2,303
Illinois State, Pre-refunded 02/01/07 @ 101 (FGIC) (GO) 5.250%, 02/01/13 (c)	1,400	1,508
Illinois State Development Finance Authority, Pollution Control, Series A, Pre-refunded 07/01/06 @ 102 (RB) 7.375%, 07/01/21 (c)	500	553
Illinois State Development Finance Authority, Waste Management Project (AMT) (RB) 5.850%, 02/01/07	1,000	1,060

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Illinois State Educational Facilities Authority, Augustana College, Callable 10/01/07 @ 100 (CLE) (RB) 5.875%, 10/01/17	$500	$554
Illinois State Educational Facilities Authority, Augustana College, Callable 10/01/08 @ 100 (RB) 5.250%, 10/01/18	1,000	1,101
Illinois State Toll Highway Authority, Series A (RB) 6.300%, 01/01/12	1,000	1,184
Illinois State, Pre-refunded 05/01/06 @ 102 (GO) (MBIA) 5.750%, 05/01/21 (c)	1,410	1,513
McHenry County Community Unit, School District #20 Woodstock, Series A, Callable 01/01/08 @ 100 (FSA) (GO) 5.850%, 01/01/16	1,840	2,044
5.850%, 01/01/16	560	613
Metropolitan Pier & Exposition Authority, McCormick Place, Illinois Dedicated State Tax, Class B, Zero Coupon Bond (MBIA) (RB) 5.650%, 06/15/22 (d)	5,000	2,851
Northern Illinois University, Auxiliary Facilities Systems, Partially Pre-refunded 04/01/07 @ 100 (FGIC) (RB) 5.700%, 04/01/16 (c)	1,000	1,078
Rock Island, Friendship Manor Project (RB) 7.000%, 06/01/06	490	489
Rock Island, Friendship Manor Project, Callable 10/01/04 @ 101 (RB) 7.200%, 06/01/13	400	400
Rockford Multifamily Housing, Rivers Edge Apartments, Series A, Callable 01/20/08 @ 102 (AMT) (GNMA) (RB) 5.875%, 01/20/38	1,215	1,244
Southern Illinois University, Housing & Auxiliary, Zero Coupon Bond, Series A (MBIA) (RB) 5.500%, 04/01/20 (d)	2,280	1,093
St. Clair County, Callable 10/01/09 @ 102 (FGIC) (GO) 6.000%, 10/01/11	2,020	2,336
		56,248
Indiana – 3.5%
Crown Point, Multi-School Building Corporation, First Mortgage (MBIA) (RB) 7.875%, 01/15/06	2,630	2,828
Indiana State Educational Facilities Authority, St. Joseph's College Project, Callable 10/01/09 @ 102 (RB) 7.000%, 10/01/29	1,000	1,114
Indiana State Municipal Power Agency, Power Supply, Series B (MBIA) (RB) 6.000%, 01/01/11	1,000	1,156
6.000%, 01/01/12	1,000	1,168
Indiana Transportation Finance Authority, Series A (AMBAC) (MLO) (RB) 5.000%, 11/01/07	2,000	2,161
Indiana Transportation Finance Authority, Series A (AMBAC) (RB) 5.750%, 06/01/12	3,185	3,696
Indianapolis Airport Authority, Special Facilities, Federal Express Corporattion Project (AMT) (GTY) (RB) 5.100%, 01/15/17	3,000	3,116

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Lake County Redevelopment Authority, Callable 02/01/05 @ 102 (MBIA) (MLO) (RB) 6.500%, 02/01/16	$800	$828
		16,067
Iowa – 0.6%
Iowa Higher Education Loan Authority, Central College Project, Callable 10/01/11 @ 100 (RAAI) (RB) 5.500%, 10/01/31	1,500	1,561
Muscatine Electric, Escrowed to Maturity, Callable 10/01/04 @ 100 (RB) 6.700%, 01/01/13 (e)	1,000	1,147
		2,708
Louisiana – 1.6%
Baton Rouge Sales & Use Tax, Public Improvements, Series A, Callable 08/01/08 @ 101.50 (FGIC) (RB) 5.250%, 08/01/15	2,030	2,221
Jefferson Parish, Drain Sales Tax (AMBAC) (RB) 5.000%, 11/01/11	1,000	1,111
Jefferson Parish, Home Mortgage Authority, Escrowed to Maturity, Callable 02/01/05 @ 100 (FGIC) (FHA) (RB) 7.100%, 08/01/11 (e)	1,000	1,203
Lafayette, Public Improvement Sales Tax, Series B (FGIC) (RB) 7.000%, 03/01/08	1,000	1,149
Louisiana Public Facilities Authority, Tulane University of Louisiana, Series A-1, Callable 11/15/07 @ 102 (MBIA) (RB) 5.100%, 11/15/14	1,500	1,648
		7,332
Massachusetts – 0.5%
Boston Industrial Development Financing Authority, Crosstown Center Project, Callable 09/01/12 @ 102 (AMT) (RB) 6.500%, 09/01/35	2,500	2,472
Michigan – 1.8%
Haslett Public School District, Pre-refunded 05/01/07 @ 100 (GO) (MBIA) 5.700%, 05/01/16 (c)	1,200	1,310
Lanse Creuse, Public Schools, Callable 05/01/07 @ 100 (AMBAC) (GO) 5.250%, 05/01/16	1,000	1,065
Thornapple Kellogg School Building & Site, Callable 11/01/12 @ 100 (GO) (MQSBLF) 5.500%, 05/01/14	1,485	1,673
5.500%, 05/01/16	1,810	2,053
Ypsilanti School District, Pre-refunded 05/01/07 @ 100 (FGIC) (GO) 5.600%, 05/01/12 (c)	2,000	2,178
		8,279
Minnesota – 4.9%
Cuyuna Range Hospital District, Series A, Callable 06/01/07 @ 102 (RB) 6.000%, 06/01/29	650	628
Fergus Falls Health Care Facilities Authority, Series A, Callable 11/01/04 @ 102 (RB) 7.000%, 11/01/19	150	152

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minneapolis Healthcare System, Fairview Health Services, Series A, Callable 05/15/12 @ 101 (RB) 5.625%, 05/15/32	$7,000	$7,280
Minnesota Agriculture & Economic Development Board, Health Care System, Series A, Callable 11/15/10 @ 101 (RB) 6.375%, 11/15/29	3,000	3,244
Minnesota State, Callable 08/01/07 @ 100 (GO) 4.900%, 08/01/14	4,000	4,277
Minnesota State Housing Finance Agency, Single Family Housing (AMT) (RB) 4.400%, 07/01/07	1,600	1,674
Monticello, Big Lake Community Hospital, Series C, Callable 12/01/12 @ 100 (RB) 6.200%, 12/01/22	2,995	3,106
Shakopee Health Care Facilities, Callable 09/01/14 @100 5.250%, 09/01/34 (a)	1,000	983
St. Anthony Housing & Redevelopment Authority, Callable 05/20/06 @ 102 (FHA) (GNMA) (RB) 6.250%, 11/20/25	1,000	1,078
		22,422
Missouri – 0.8%
Cape Girardeau County Authority, Southeast Missouri Hospital, Callable 06/01/12 @ 100 (RB) 5.750%, 06/01/32	2,500	2,543
Sugar Creek, Lafarge North America, Series A, Callable 06/01/13 @ 101 (AMT) (RB) 5.650%, 06/01/37	1,000	1,005
		3,548
Nebraska – 1.1%
Hastings Electrical Systems, Callable 05/01/11 @ 100 (FSA) (RB) 5.000%, 01/01/15	1,000	1,080
Lancaster County, Hospital Authority, Callable 06/01/11 @ 100 (AMBAC) (RB) 5.125%, 06/01/26	1,000	1,027
Nebraska Educational Finance Authority, Concordia University Project, Callable 12/15/08 @ 100 (RB) 5.250%, 12/15/15	500	519
5.350%, 12/15/18	540	558
Washington County Wastewater Facilities, Cargill Inc. Project, Callable 11/01/12 @ 101 (RB) 5.900%, 11/01/27	1,700	1,815
		4,999
Nevada – 2.0%
Carson City, Carson-Tahoe Hospital Project, Callable 09/01/12 @ 101 (RB) 5.750%, 09/01/31	5,000	5,010
Clark County Industrial Development, Southwest Gas Corporation Project, Series A, Callable 07/01/14 @ 100 (AMBAC) (RB) 5.250%, 07/01/34	4,000	4,073
		9,083
New Hampshire – 0.3%
New Hampshire Health & Educational Facilities Authority, Callable 07/01/14 @ 100 (RB) 5.375%, 07/01/24	1,250	1,263

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
New Jersey – 0.8%
Camden County, Municipal Utilities Authority, Series C, Callable 07/15/08 @ 101 (FGIC) (GO) 5.100%, 07/15/12	$3,500	$3,834
New York – 2.6%
New York City Transitional Financial Authority (SPA: Bank of New York) 1.795%, 11/01/22 (b)	4,175	4,175
New York, Series C (GO) (VRDO) 1.795%, 10/01/23	4,000	4,000
New York, Series C, Callable 03/15/12 @ 100 (GO) 5.250%, 03/15/32	3,590	3,692
		11,867
Ohio – 2.6%
Cincinnati Water System, Callable 06/01/11 @ 100 (RB) 5.000%, 12/01/20	125	133
Cleveland Waterworks, Series H, Pre-refunded 01/01/06 @ 102 (MBIA) (RB) 5.750%, 01/01/16 (c)	1,460	1,560
Lucas County Port Authority, Crocker Park Public Improvement Project, Callable 12/01/13 @ 102 (RB) 5.250%, 12/01/23	2,000	2,041
Ohio State Building Authority, Administration Building Fund, Series A, Pre-refunded 10/01/04 @ 102 (MBIA) (MLO) (RB) 6.000%, 10/01/08 (c)	1,000	1,020
6.000%, 10/01/09 (c)	1,225	1,250
Ohio State Higher Education, Series B, Callable 11/01/11 @ 100 (GO) 5.000%, 11/01/16	1,500	1,628
Ohio State Higher Educational Facility, Baldwin-Wallace College Project, Callable 06/01/14 @ 100 (RB) 5.125%, 12/01/17	1,490	1,567
5.250%, 12/01/19	1,540	1,617
Ohio State Water Development Authority, Callable 06/01/05 @ 101 (MBIA) (RB) 5.250%, 12/01/09	1,000	1,034
		11,850
Oregon – 1.5%
Washington County Unified Sewer Agency, Series 1 (FGIC) (RB) 5.750%, 10/01/10	6,110	7,021
Pennsylvania – 1.6%
Chester Upland School Authority, Series A, Callable 09/01/07 @ 100 (FSA) (RB) 5.250%, 09/01/17	2,000	2,146
Pennsylvania State, Callable 03/15/07 @ 101.50 (AMBAC) (GO) 5.125%, 09/15/11	5,000	5,410
		7,556
Puerto Rico – 1.3%
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (RB) (COMGTY) 5.250%, 07/01/33	4,000	4,154

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Puerto Rico Public Finance, Series A, Callable 02/01/12 @ 100, Mandatory Put 02/01/12 @ 100 (RB) 5.750%, 08/01/27 (b)	$1,000	$1,119
Puerto Rico Public Improvements, Callable 07/01/10 @ 100 (GO) (MBIA) 5.750%, 07/01/26	500	572
		5,845
Rhode Island – 1.2%
Rhode Island State, Series A, Callable 08/01/07 @ 101 (GO) (MBIA) 5.125%, 08/01/12	5,055	5,520
South Carolina – 1.0%
Lexington County Health Services District Inc., Lexington Medical Center, Callable 11/01/13 @ 100 (RB) 5.500%, 11/01/23	2,000	2,077
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A, Callable 08/01/13 @ 100 (RB) 6.125%, 08/01/23	1,250	1,323
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C, Callable 08/01/13 @ 100 (RB) 6.375%, 08/01/34	1,250	1,327
		4,727
South Dakota – 1.9%
Sioux Falls School District #49-5, Series B, Callable 07/01/16 @ 100 (GO) 4.750%, 07/01/20	510	534
Sioux Falls, Dow Rummel Village Project, Series A, Callable 11/15/12 @ 100 (RB) 6.625%, 11/15/23	2,200	2,226
South Dakota Economic Development Finance Authority, DTS Inc. Project, Series A, Callable 04/01/09 @ 102 (AMT) (RB) 5.500%, 04/01/19	1,055	1,084
South Dakota Economic Development Finance Authority, Pooled Loan Project – Davis Family, Series 4-A, Callable 04/01/14 @ 100 (AMT) (RB) 6.000%, 04/01/29	1,400	1,426
South Dakota State Health & Educational Facilities Authority (AMBAC) (VRDO) 1.680%, 07/01/24	3,410	3,410
		8,680
Tennessee – 2.7%
Johnson City Health & Educational Facilities Authority, Series A, Callable 07/01/12 @ 103 (RB) 7.500%, 07/01/33	2,500	2,918
Shelby County Health, Educational & Housing Facilities Board, Methodist Healthcare, Callable 09/01/12 @ 100 (RB) 6.500%, 09/01/21 (f)	3,000	3,645
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health Systems Project, Callable 09/01/12 @ 101 (RB) 6.250%, 09/01/32	5,500	5,664
		12,227

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Texas – 15.8%
Abilene Health Facilities Development, Sears Methodist Retirement Project, Callable 05/15/09 @ 101 (RB) 5.875%, 11/15/18	$500	$504
6.000%, 11/15/29	2,000	1,868
Abilene Health Facilities Development, Sears Methodist Retirement Project, Series A, Callable 11/15/08 @ 101 (RB) 5.875%, 11/15/18	2,500	2,518
Abilene Health Facilities Development, Sears Methodist Retirement Project, Series A, Callable 11/15/13 @ 101 (RB) 7.000%, 11/15/33	4,000	4,131
Bexar County Housing Finance Authority, American Opportunity Housing, Series A, Callable 01/01/11 @ 102 (MBIA) (RB) 5.800%, 01/01/31	2,000	2,092
Brazos River Authority, Callable 04/01/13 @ 101 (AMT) (RB) 7.700%, 04/01/33	2,500	2,966
Brazos River Harbor District, Dow Chemical, Series A-5, Mandatory Put 05/15/12 @ 100 (AMT) (RB) 5.700%, 05/15/33	2,500	2,714
Crawford Education Facilities Corp., University of St. Thomas Project, Callable 10/01/12 @ 100 (RB) 5.250%, 10/01/22	1,300	1,321
5.375%, 10/01/27	1,750	1,762
Cypress-Fairbanks Independent School District, Callable 02/15/10 @ 100 (GO) (PSFG) 5.500%, 02/15/18	5,000	5,530
Fort Bend Independent School District, Pre-refunded 02/15/05 @ 100 (GO) (PSFG) 5.000%, 02/15/14 (c)	500	557
Harris County Health Facilities Development, Memorial Hospital Systems Project, Series A, Callable 06/01/07 @ 102 (MBIA) (RB) 5.500%, 06/01/17	8,000	8,715
Laredo Independent School District (GO) (PSFG) 6.750%, 08/01/09	2,290	2,687
Red River Authority Sewer & Solidwaste Disposal, Callable 02/01/12 @ 101 (AMT) (RB) 6.100%, 02/01/22	3,775	3,884
Remington Municipal Utility District #1, Series A, Callable 09/01/08 @ 100 (GO) (RAAI) 5.800%, 09/01/25	1,000	1,076
Richardson Hospital Authority, Callable 12/01/13 @ 100 (RB) 6.000%, 12/01/34	9,500	9,741
San Antonio Independent School District, Callable 08/15/08 @ 100 (GO) (PSFG) 5.125%, 08/15/14	6,000	6,551
Spring Branch Independent School District, Callable 02/01/10 @ 100 (GO) (PSFG) 5.750%, 02/01/25	2,400	2,647
Texas Employment Community, Callable 01/15/05 @ 100 (COP) (MLO) 8.300%, 02/01/05	40	41
8.300%, 08/01/05	45	46
8.350%, 02/01/06	20	21
8.350%, 08/01/06	50	51
8.400%, 08/01/07	25	26
8.450%, 08/01/08	55	56

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Texas Employment Community, Emnora Lane Project (COP) (MLO) 7.850%, 11/01/04	$25	$25
7.900%, 05/01/05	25	25
7.900%, 11/01/05	25	25
8.000%, 11/01/06	30	30
8.050%, 05/01/07	20	20
Texas State, Water Development, Callable 08/01/06 @ 100 (GO) 5.400%, 08/01/21	6,750	7,076
Texas Water Development Board, Series A, Callable 07/15/06 @ 100 (RB) 5.500%, 07/15/10	2,500	2,651
University of Texas Permanent University Fund, Callable 07/01/08 @ 100 (PUFG) (RB) 5.000%, 07/01/14	1,310	1,432
		72,789
Utah – 0.3%
Intermountain Power Agency, Utah Power Supply, Series A (AMBAC) (RB) 6.500%, 07/01/11	365	435
Intermountain Power Agency, Utah Power Supply, Series A, Escrowed to Maturity (AMBAC) (RB) 6.500%, 07/01/11 (e)	635	763
		1,198
Virginia – 0.2%
Arlington County Industrial Development Authority, Berkeley Apartments, Callable 12/01/10 @ 102 (AMT) (FNMA) (RB) 5.850%, 12/01/20	1,000	1,088
Washington – 6.6%
Energy Northwest, Washington Wind Project, Callable 01/01/07 @ 103 (RB) 5.600%, 07/01/15	4,640	4,819
King County, Series F, Callable 12/01/07 @ 100 (GO) 5.125%, 12/01/14	5,000	5,401
King County School District #415, Callable 12/01/07 @ 100 (GO) (MBIA) 5.350%, 12/01/16	4,050	4,383
Snohomish County Public Utilities District #1, Escrowed to Maturity, Callable 10/01/05 @ 100 (RB) 6.750%, 01/01/12 (e)	1,000	1,163
Washington State, Series C, Callable 01/01/07 @ 100 (GO) 5.500%, 01/01/17	4,190	4,457
Washington State Motor Vehicle Fuel Tax, Series D, Callable 01/01/07 @ 100 (FGIC) (GO) 5.375%, 01/01/22	8,000	8,423
Washington State Public Power Supply System, Nuclear Project #3, Series A, Callable 07/01/07 @ 102 (FSA) (RB) 5.250%, 07/01/16	1,000	1,081
Washington State Public Power Supply System, Nuclear Project #3, Series B (RB) 7.125%, 07/01/16	600	774
		30,501

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Wisconsin – 4.6%
Amery, Apple River Hospital Project, Callable 06/01/08 @ 100 (RB) 5.700%, 06/01/13	$1,440	$1,481
Wisconsin State, Series C, Pre-refunded 05/01/07 @ 100 (FGIC) (GO) 5.500%, 05/01/10 (c)	2,095	2,276
Wisconsin State Health & Educational Facilities Authority, Attic Angel Obligation Group, Callable 11/15/08 @ 102 (RB) 5.750%, 11/15/27	1,000	901
Wisconsin State Health & Educational Facilities Authority, Beaver Dam Community Hospitals Inc., Series A, Callable 08/15/14 @ 100 (RB) 6.750%, 08/15/34	1,000	1,003
Wisconsin State Health & Educational Facilities Authority, Beloit Memorial Hospital, Callable 10/01/04 @ 101 (RB) 5.800%, 07/01/09	555	562
Wisconsin State Health & Educational Facilities Authority, Franciscan Skemp Medical Center, Callable 11/15/05 @ 102 (RB) 6.125%, 11/15/15	1,000	1,061
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B, Callable 02/15/12 @ 100 (RB) 6.000%, 02/15/25	3,500	3,609
Wisconsin State Health & Educational Facilities Authority, Meriter Hospital Inc., Callable 12/01/06 @ 102 (MBIA) (RB) 6.000%, 12/01/17	2,000	2,188
Wisconsin State Health & Educational Facilities Authority, New Castle Place Project, Series A, Callable 12/01/11 @ 101 (RB) 7.000%, 12/01/31	2,000	2,028
Wisconsin State Health & Educational Facilities Authority, Southwest Health Center, Series A, Callable 04/01/14 @ 100 (RB) 6.250%, 04/01/34	2,000	1,944
Wisconsin State Health & Educational Facilities Authority, Synergy Health Inc., Callable 08/15/13 @ 100 (RB) 6.000%, 11/15/23	1,500	1,580
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services, Callable 02/15/12 @ 100 (RB) 5.750%, 08/15/30	2,500	2,599
		21,232
Wyoming – 0.8%
Teton County Hospital District, St. John's Medical Center, Callable 06/01/12 @ 101 (RB) 6.750%, 12/01/22	2,100	2,146
6.750%, 12/01/27	1,500	1,516
		3,662
Total Municipal Bonds (Cost $421,604)		452,059

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 0.5%
First American Tax Free Obligations Fund, Cl Z (g)	2,451,816	$2,452
Total Affiliated Money Market Fund (Cost $2,452)		2,452
Total Investments – 98.9% (Cost $424,056)		454,511
Other Assets and Liabilities, Net – 1.1%		4,978
Total Net Assets – 100.0%		$459,489

(a)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $5,891,140 or 1.3% of total net assets. See note 2 in Notes to Financial Statements.

(b)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(c)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(d)  The rate shown is the effective yield at the time of purchase.

(e)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(f)  Inverse Floating Rate Security – Security pays interest at rates that increase (decrease) in the same magnitude as, or in a multiple of, a decrease (increase) in the market rate paid. See note 2 in Notes to Financial Statements.

(g)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2004, the aggregate market value of securities subject to the AMT was $29,154,978, which represents 6.3% of net assets.

CLE – Connie Lee Insurance Company

CMI – California Mortgage Insurance Program

COMGTY – Commonwealth Guaranty

COP – Certificate of Participation

Cl – Class

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

GTY – Guaranty

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

MQSBLF – Michigan Qualified School Board Loan Fund Program

PSFG – Permanent School Fund Guarantee

PUFG – Permanent University Fund Guarantee

RAAI – Radian Asset Assurance Inc.

RB – Revenue Bond

VRDO – Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 2004. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Assets and Liabilities September 30, 2004, in thousands, except per share data

	Arizona Tax Free Fund	California Intermediate Tax Free Fund	California Tax Free Fund	Colorado Intermediate Tax Free Fund	Colorado Tax Free Fund	Intermediate Tax Free Fund	Minnesota Intermediate Tax Free Fund
ASSETS:
Investments in unaffiliated securities, at value*	$19,866	$49,764	$26,535	$50,738	$23,465	$665,200	$251,135
Investments in affiliated money market fund, at value**	-	-	-	321	49	1,508	-
Cash	-	-	-	-	-	-	-
Receivable for dividends and interest	254	593	303	700	316	8,646	2,825
Receivable for investment securities sold	-	-	-	-	-	-	-
Receivable for capital shares sold	-	-	20	3	4	286	299
Prepaid expenses and other assets	5	4	5	4	5	23	6
Total assets	20,125	50,361	26,863	51,766	23,839	675,663	254,265
LIABILITIES:
Payable for investment securities purchased	-	-	-	-	-	2,470	2,146
Payable for capital shares redeemed	-	-	-	14	4	125	9
Payable for advisory, co-administration, and custodian fees	6	26	8	32	7	421	151
Payable for distribution and shareholder servicing fees	3	-	1	2	4	4	4
Accrued expenses and other liabilities	-	1	-	1	-	6	2
Total liabilities	9	27	9	49	15	3,026	2,312
Net assets	$20,116	$50,334	$26,854	$51,717	$23,824	$672,637	$251,953
COMPOSITION OF NET ASSETS:
Portfolio capital	$18,104	$46,894	$24,680	$47,551	$21,207	$621,214	$236,565
Undistributed net investment income	44	12	24	96	62	746	96
Accumulated net realized gain (loss) on investments	230	356	250	168	177	2,914	792
Net unrealized appreciation of investments	1,738	3,072	1,900	3,902	2,378	47,763	14,500
Net assets	$20,116	$50,334	$26,854	$51,717	$23,824	$672,637	$251,953
* Investments in unaffiliated securities, at cost	$18,128	$46,692	$24,635	$46,836	$21,087	$617,437	$236,635
** Investments in affiliated money market fund, at cost	$-	$-	$-	$321	$49	$1,508	$-
Class A:
Net assets	$9,008	$3,381	$9,513	$13,969	$10,598	$35,276	$35,047
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	789	320	835	1,272	920	3,155	3,389
Net asset value and redemption price per share	$11.42	$10.55	$11.40	$10.98	$11.52	$11.18	$10.34
Maximum offering price per share (1)	$11.93	$10.79	$11.91	$11.23	$12.03	$11.44	$10.58
Class C:
Net assets	$1,588	-	$1,294	-	$3,787	-	-
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	139	-	113	-	330	-	-
Net asset value, offering price, and redemption price per share (2)	$11.41	-	$11.41	-	$11.50	-	-
Class Y:
Net assets	$9,520	$46,953	$16,047	$37,748	$9,439	$637,361	$216,906
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	833	4,442	1,407	3,446	818	57,118	21,076
Net asset value, offering price, and redemption price per share	$11.43	$10.57	$11.40	$10.95	$11.53	$11.16	$10.29

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in
Notes to Financial Statements.

  (2)  Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

	Minnesota Tax Free Fund	Missouri Tax Free Fund	Nebraska Tax Free Fund	Ohio Tax Free Fund	Oregon Intermediate Tax Free Fund	Short Tax Free Fund	Tax Free Fund
ASSETS:
Investments in unaffiliated securities, at value*	$168,781	$177,276	$35,820	$40,030	$145,263	$412,007	$452,059
Investments in affiliated money market fund, at value**	-	-	555	-	1,710	14,244	2,452
Cash	-	1,306	-	-	-	-	-
Receivable for dividends and interest	2,175	2,222	451	592	1,989	5,475	6,585
Receivable for investment securities sold	-	-	-	-	-	-	4,209
Receivable for capital shares sold	360	-	230	-	2	134	343
Prepaid expenses and other assets	7	7	5	5	5	25	28
Total assets	171,323	180,811	37,061	40,627	148,969	431,885	465,676
LIABILITIES:
Payable for investment securities purchased	1,979	622	541	-	2,268	5,977	5,891
Payable for capital shares redeemed	950	64	-	53	44	-	-
Payable for advisory, co-administration, and custodian fees	101	110	10	14	86	215	283
Payable for distribution and shareholder servicing fees	24	6	2	-	1	1	9
Accrued expenses and other liabilities	1	1	-	-	1	4	4
Total liabilities	3,055	803	553	67	2,400	6,197	6,187
Net assets	$168,268	$180,008	$36,508	$40,560	$146,569	$425,688	$459,489
COMPOSITION OF NET ASSETS:
Portfolio capital	$158,082	$168,254	$34,562	$38,764	$137,642	$419,443	$424,680
Undistributed net investment income	141	87	65	41	22	313	86
Accumulated net realized gain (loss) on investments	811	900	(4)	116	477	(238)	4,268
Net unrealized appreciation of investments	9,234	10,767	1,885	1,639	8,428	6,170	30,455
Net assets	$168,268	$180,008	$36,508	$40,560	$146,569	$425,688	$459,489
* Investments in unaffiliated securities, at cost	$159,547	$166,509	$33,935	$38,391	$136,835	$405,837	$421,604
** Investments in affiliated money market fund, at cost	$-	$-	$555	$-	$1,710	$14,244	$2,452
Class A:
Net assets	$114,981	$27,114	$4,925	$1,200	$8,700	$6,329	$40,156
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	10,236	2,201	462	114	845	635	3,593
Net asset value and redemption price per share	$11.23	$12.32	$10.66	$10.52	$10.30	$9.96	$11.18
Maximum offering price per share (1)	$11.73	$12.87	$11.13	$10.99	$10.54	$10.19	$11.68
Class C:
Net assets	$10,387	$218	$1,861	$120	-	-	$2,682
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	928	18	176	12	-	-	241
Net asset value, offering price, and redemption price per share (2)	$11.19	$12.29	$10.58	$10.41	-	-	$11.13
Class Y:
Net assets	$42,900	$152,676	$29,722	$39,240	$137,869	$419,359	$416,651
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	3,823	12,390	2,789	3,728	13,387	42,099	37,240
Net asset value, offering price, and redemption price per share	$11.22	$12.32	$10.66	$10.53	$10.30	$9.96	$11.19

Statements of Operations For the fiscal year ended September 30, 2004, in thousands

	Arizona Tax Free Fund	California Intermediate Tax Free Fund	California Tax Free Fund	Colorado Intermediate Tax Free Fund	Colorado Tax Free Fund	Intermediate Tax Free Fund	Minnesota Intermediate Tax Free Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$1,044	$2,258	$1,300	$2,877	$1,266	$34,099	$12,185
Dividends from affiliated money market fund	-	-	-	6	3	2	-
Total investment income	1,044	2,258	1,300	2,883	1,269	34,101	12,185
EXPENSES:
Investment advisory fees	106	244	136	298	127	3,523	1,317
Co-administration fees and expenses (including transfer agency fees)	63	136	78	164	73	1,922	721
Custodian fees	2	5	3	6	3	70	26
Directors' fees	1	1	1	1	1	16	6
Registration fees	10	6	6	7	7	12	7
Professional fees	1	3	2	3	1	30	12
Printing	1	1	1	2	1	19	7
Other	1	2	1	2	1	13	6
Distribution and shareholder servicing fees – Class A	25	10	26	42	30	86	84
Distribution and shareholder servicing fees – Class C	16	-	12	-	39	-	-
Total expenses	226	408	266	525	283	5,691	2,186
Less: Fee waivers	(84)	(60)	(96)	(83)	(100)	(707)	(292)
Total net expenses	142	348	170	442	183	4,984	1,894
Investment income – net	902	1,910	1,130	2,441	1,086	29,117	10,291
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET:
Net realized gain (loss) on investments	230	358	274	631	177	3,586	796
Net change in unrealized appreciation or depreciation of investments	17	(628)	(104)	(1,415)	(145)	(11,098)	(3,173)
Net gain (loss) on investments	247	(270)	170	(784)	32	(7,512)	(2,377)
Net increase in net assets resulting from operations	$1,149	$1,640	$1,300	$1,657	$1,118	$21,605	$7,914

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

	Minnesota Tax Free Fund	Missouri Tax Free Fund	Nebraska Tax Free Fund	Ohio Tax Free Fund	Oregon Intermediate Tax Free Fund	Short Tax Free Fund	Tax Free Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$8,561	$8,648	$1,615	$1,682	$6,580	$14,216	$24,659
Dividends from affiliated money market fund	-	2	1	-	3	11	4
Total investment income	8,561	8,650	1,616	1,682	6,583	14,227	24,663
EXPENSES:
Investment advisory fees	886	935	177	201	737	2,155	2,406
Co-administration fees and expenses (including transfer agency fees)	487	513	101	114	404	1,180	1,315
Custodian fees	18	19	4	4	15	43	48
Directors' fees	4	4	1	1	3	10	11
Registration fees	9	8	8	6	6	11	13
Professional fees	9	9	2	2	7	18	22
Printing	6	6	1	1	4	12	16
Other	4	4	2	2	4	8	10
Distribution and shareholder servicing fees – Class A	301	69	12	3	22	17	102
Distribution and shareholder servicing fees – Class C	115	3	17	2	-	-	38
Total expenses	1,839	1,570	325	336	1,202	3,454	3,981
Less: Fee waivers	(223)	(190)	(125)	(131)	(157)	(858)	(486)
Total net expenses	1,616	1,380	200	205	1,045	2,596	3,495
Investment income – net	6,945	7,270	1,416	1,477	5,538	11,631	21,168
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET:
Net realized gain (loss) on investments	851	913	(5)	115	530	(238)	4,298
Net change in unrealized appreciation or depreciation of investments	(1,049)	(1,413)	91	120	(1,354)	(6,917)	(4,320)
Net gain (loss) on investments	(198)	(500)	86	235	(824)	(7,155)	(22)
Net increase in net assets resulting from operations	$6,747	$6,770	$1,502	$1,712	$4,714	$4,476	$21,146

Statements of Changes in Net Assets in thousands

	Arizona Tax Free Fund		California Intermediate Tax Free Fund		California Tax Free Fund		Colorado Intermediate Tax Free Fund
	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03
OPERATIONS:
Investment income – net	$902	$1,098	$1,910	$1,989	$1,130	$1,164	$2,441	$2,801
Net realized gain on investments	230	99	358	161	274	186	631	9
Net change in unrealized appreciation or depreciation of investments	17	(262)	(628)	(843)	(104)	(540)	(1,415)	(128)
Net increase in net assets resulting from operations	1,149	935	1,640	1,307	1,300	810	1,657	2,682
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(413)	(551)	(154)	(174)	(415)	(492)	(660)	(879)
Class C	(60)	(88)	-	-	(43)	(41)	-	-
Class Y	(414)	(443)	(1,780)	(1,791)	(681)	(632)	(1,748)	(2,017)
Net realized gain on investments:
Class A	(50)	(32)	(13)	(10)	(84)	(76)	-	-
Class C	(8)	(6)	-	-	(9)	(7)	-	-
Class Y	(41)	(29)	(141)	(93)	(117)	(77)	-	-
Total distributions	(986)	(1,149)	(2,088)	(2,068)	(1,349)	(1,325)	(2,408)	(2,896)
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	1,820	5,152	1,820	1,412	1,756	1,401	2,059	19,547
Reinvestment of distributions	397	548	128	145	413	481	471	681
Payments for redemptions	(5,214)	(6,083)	(2,787)	(2,080)	(3,770)	(3,414)	(10,910)	(12,878)
Increase (decrease) in net assets from Class A transactions	(2,997)	(383)	(839)	(523)	(1,601)	(1,532)	(8,380)	7,350
Class C:
Proceeds from sales	372	385	-	-	577	153	-	-
Reinvestment of distributions	50	90	-	-	49	47	-	-
Payments for redemptions	(698)	(1,494)	-	-	(439)	(189)	-	-
Increase (decrease) in net assets from Class C transactions	(276)	(1,019)	-	-	187	11	-	-
Class Y:
Proceeds from sales	2,320	3,295	8,208	4,535	4,068	7,475	2,159	10,796
Reinvestment of distributions	27	37	29	42	22	51	8	11
Payments for redemptions	(2,150)	(4,666)	(5,478)	(4,513)	(3,260)	(3,925)	(11,728)	(11,176)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	-	-	-	-	-
Increase (decrease) in net assets from Class Y transactions	197	(1,334)	2,759	64	830	3,601	(9,561)	(369)
Increase (decrease) in net assets from capital share transactions	(3,076)	(2,736)	1,920	(459)	(584)	2,080	(17,941)	6,981
Total increase (decrease) in net assets	(2,913)	(2,950)	1,472	(1,220)	(633)	1,565	(18,692)	6,767
Net assets at beginning of period	23,029	25,979	48,862	50,082	27,487	25,922	70,409	63,642
Net assets at end of period	$20,116	$23,029	$50,334	$48,862	$26,854	$27,487	$51,717	$70,409
Undistributed net investment income at end of period	$44	$33	$12	$36	$24	$33	$96	$63

	Colorado Tax Free Fund		Intermediate Tax Free Fund		Minnesota Intermediate Tax Free Fund
	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03
OPERATIONS:
Investment income – net	$1,086	$1,276	$29,117	$29,232	$10,291	$10,730
Net realized gain on investments	177	224	3,586	1,153	796	584
Net change in unrealized appreciation or depreciation of investments	(145)	(518)	(11,098)	2,929	(3,173)	(1,539)
Net increase in net assets resulting from operations	1,118	982	21,605	33,314	7,914	9,775
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(515)	(673)	(1,374)	(1,224)	(1,251)	(1,050)
Class C	(152)	(159)	-	-	-	-
Class Y	(431)	(415)	(27,568)	(27,420)	(9,017)	(10,004)
Net realized gain on investments:
Class A	(90)	-	(38)	-	(59)	(37)
Class C	(29)	-	-	-	-	-
Class Y	(68)	-	(799)	-	(444)	(395)
Total distributions	(1,285)	(1,247)	(29,779)	(28,644)	(10,771)	(11,486)
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	879	1,122	15,334	15,542	13,308	20,400
Reinvestment of distributions	542	625	1,138	935	940	775
Payments for redemptions	(4,575)	(7,321)	(14,985)	(12,029)	(9,940)	(9,945)
Increase (decrease) in net assets from Class A transactions	(3,154)	(5,574)	1,487	4,448	4,308	11,230
Class C:
Proceeds from sales	273	1,375	-	-	-	-
Reinvestment of distributions	172	141	-	-	-	-
Payments for redemptions	(924)	(934)	-	-	-	-
Increase (decrease) in net assets from Class C transactions	(479)	582	-	-	-	-
Class Y:
Proceeds from sales	1,223	1,670	98,239	133,415	21,189	39,846
Reinvestment of distributions	13	14	2,319	1,827	333	331
Payments for redemptions	(1,255)	(1,366)	(152,459)	(141,567)	(41,022)	(51,205)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	213,002	-	-
Increase (decrease) in net assets from Class Y transactions	(19)	318	(51,901)	206,677	(19,500)	(11,028)
Increase (decrease) in net assets from capital share transactions	(3,652)	(4,674)	(50,414)	211,125	(15,192)	202
Total increase (decrease) in net assets	(3,819)	(4,939)	(58,588)	215,795	(18,049)	(1,509)
Net assets at beginning of period	27,643	32,582	731,225	515,430	270,002	271,511
Net assets at end of period	$23,824	$27,643	$672,637	$731,225	$251,953	$270,002
Undistributed net investment income at end of period	$62	$74	$746	$584	$96	$125

  (1)  See note 4 in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

	Colorado Tax Free Fund		Intermediate Tax Free Fund		Minnesota Intermediate Tax Free Fund
	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03
OPERATIONS:
Investment income – net	$2,801	$1,086	$1,276	$29,117	$29,232	$10,291	$10,730
Net realized gain on investments	9	177	224	3,586	1,153	796	584
Net change in unrealized appreciation or depreciation of investments	(128)	(145)	(518)	(11,098)	2,929	(3,173)	(1,539)
Net increase in net assets resulting from operations	2,682	1,118	982	21,605	33,314	7,914	9,775
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(879)	(515)	(673)	(1,374)	(1,224)	(1,251)	(1,050)
Class C	-	(152)	(159)	-	-	-	-
Class Y	(2,017)	(431)	(415)	(27,568)	(27,420)	(9,017)	(10,004)
Net realized gain on investments:
Class A	-	(90)	-	(38)	-	(59)	(37)
Class C	-	(29)	-	-	-	-	-
Class Y	-	(68)	-	(799)	-	(444)	(395)
Total distributions	(2,896)	(1,285)	(1,247)	(29,779)	(28,644)	(10,771)	(11,486)
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	19,547	879	1,122	15,334	15,542	13,308	20,400
Reinvestment of distributions	681	542	625	1,138	935	940	775
Payments for redemptions	(12,878)	(4,575)	(7,321)	(14,985)	(12,029)	(9,940)	(9,945)
Increase (decrease) in net assets from Class A transactions	7,350	(3,154)	(5,574)	1,487	4,448	4,308	11,230
Class C:
Proceeds from sales	-	273	1,375	-	-	-	-
Reinvestment of distributions	-	172	141	-	-	-	-
Payments for redemptions	-	(924)	(934)	-	-	-	-
Increase (decrease) in net assets from Class C transactions	-	(479)	582	-	-	-	-
Class Y:
Proceeds from sales	10,796	1,223	1,670	98,239	133,415	21,189	39,846
Reinvestment of distributions	11	13	14	2,319	1,827	333	331
Payments for redemptions	(11,176)	(1,255)	(1,366)	(152,459)	(141,567)	(41,022)	(51,205)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	-	213,002	-	-
Increase (decrease) in net assets from Class Y transactions	(369)	(19)	318	(51,901)	206,677	(19,500)	(11,028)
Increase (decrease) in net assets from capital share transactions	6,981	(3,652)	(4,674)	(50,414)	211,125	(15,192)	202
Total increase (decrease) in net assets	6,767	(3,819)	(4,939)	(58,588)	215,795	(18,049)	(1,509)
Net assets at beginning of period	63,642	27,643	32,582	731,225	515,430	270,002	271,511
Net assets at end of period	$70,409	$23,824	$27,643	$672,637	$731,225	$251,953	$270,002
Undistributed net investment income at end of period	$63	$62	$74	$746	$584	$96	$125

Statements of Changes in Net Assets in thousands

	Minnesota Tax Free Fund		Missouri Tax Free Fund		Nebraska Tax Free Fund		Ohio Tax Free Fund
	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03
OPERATIONS:
Investment income – net	$6,945	$8,269	$7,270	$7,622	$1,416	$1,387	$1,477	$1,488
Net realized gain (loss) on investments	851	1,349	913	699	(5)	123	115	369
Net realized loss on redemption in-kind	-	-	-	(102)	-	-	-	-
Net increase from payment by affiliate and net losses realized on the disposal of investments in violation of restrictions (2)	-	-	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation of investments	(1,049)	(2,480)	(1,413)	(482)	91	(212)	120	(413)
Net increase in net assets resulting from operations	6,747	7,138	6,770	7,737	1,502	1,298	1,712	1,444
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(4,878)	(5,192)	(1,014)	(1,017)	(178)	(173)	(38)	(20)
Class C	(421)	(450)	(8)	(8)	(60)	(43)	(7)	(4)
Class Y	(1,970)	(2,153)	(6,239)	(6,513)	(1,153)	(1,145)	(1,393)	(1,462)
Net realized gain on investments:
Class A	(947)	(307)	(75)	(138)	(17)	(3)	(8)	-
Class C	(93)	(28)	(1)	(1)	(6)	(1)	(2)	-
Class Y	(358)	(121)	(437)	(721)	(99)	(21)	(358)	-
Total distributions	(8,667)	(8,251)	(7,774)	(8,398)	(1,513)	(1,386)	(1,806)	(1,486)
CAPITAL SHARE TRANSACTIONS (3):
Class A:
Proceeds from sales	7,430	17,441	3,852	6,019	1,430	1,001	810	439
Reinvestment of distributions	5,356	5,120	564	655	120	110	20	9
Payments for redemptions	(22,419)	(31,535)	(5,313)	(4,745)	(1,516)	(1,117)	(469)	(60)
Increase (decrease) in net assets from Class A transactions	(9,633)	(8,974)	(897)	1,929	34	(6)	361	388
Class C:
Proceeds from sales	854	3,135	2	251	547	785	112	213
Reinvestment of distributions	480	446	8	8	49	38	2	1
Payments for redemptions	(2,766)	(3,279)	(70)	(2)	(389)	(151)	(206)	-
Increase (decrease) in net assets from Class C transactions	(1,432)	302	(60)	257	207	672	(92)	214
Class Y:
Proceeds from sales	6,064	5,315	15,823	19,318	4,887	4,416	5,782	7,072
Reinvestment of distributions	239	266	269	363	63	52	263	203
Payments for redemptions	(10,775)	(12,019)	(30,637)	(26,019)	(3,318)	(3,634)	(6,189)	(5,843)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	32,466	-	-	-	-
Increase (decrease) in net assets from Class Y transactions	(4,472)	(6,438)	(14,545)	26,128	1,632	834	(144)	1,432
Increase (decrease) in net assets from capital share transactions	(15,537)	(15,110)	(15,502)	28,314	1,873	1,500	125	2,034
Total increase (decrease) in net assets	(17,457)	(16,223)	(16,506)	27,653	1,862	1,412	31	1,992
Net assets at beginning of period	185,725	201,948	196,514	168,861	34,646	33,234	40,529	38,537
Net assets at end of period	$168,268	$185,725	$180,008	$196,514	$36,508	$34,646	$40,560	$40,529
Undistributed net investment income at end of period	$141	$474	$87	$84	$65	$40	$41	$2

  (1)  Commencement of operations.

  (2)  See note 6 in Notes to Financial Statements for additional information.

  (3)  See note 4 in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Oregon Intermediate Tax Free Fund		Short Tax Free Fund		Tax Free Fund
	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/25/02 (1) to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03
OPERATIONS:
Investment income – net	$5,538	$5,912	$11,631	$10,163	$21,168	$23,245
Net realized gain (loss) on investments	530	1,155	(238)	2,432	4,298	4,886
Net realized loss on redemption in-kind	-	-	-	-	-	-
Net increase from payment by affiliate and net losses realized on the disposal of investments in violation of restrictions (2)	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation of investments	(1,354)	(1,811)	(6,917)	13,087	(4,320)	(6,702)
Net increase in net assets resulting from operations	4,714	5,256	4,476	25,682	21,146	21,429
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(324)	(300)	(170)	(61)	(1,741)	(1,818)
Class C	-	-	-	-	(142)	(235)
Class Y	(5,228)	(5,603)	(11,193)	(10,054)	(19,659)	(21,211)
Net realized gain on investments:
Class A	(66)	(12)	(44)	-	(405)	(486)
Class C	-	-	-	-	(46)	(70)
Class Y	(1,095)	(208)	(2,391)	-	(4,411)	(5,440)
Total distributions	(6,713)	(6,123)	(13,798)	(10,115)	(26,404)	(29,260)
CAPITAL SHARE TRANSACTIONS (3):
Class A:
Proceeds from sales	2,426	3,805	3,312	10,862	8,839	9,898
Reinvestment of distributions	244	186	164	55	1,855	2,040
Payments for redemptions	(2,041)	(2,769)	(3,434)	(4,499)	(12,976)	(12,077)
Increase (decrease) in net assets from Class A transactions	629	1,222	42	6,418	(2,282)	(139)
Class C:
Proceeds from sales	-	-	-	-	462	454
Reinvestment of distributions	-	-	-	-	181	293
Payments for redemptions	-	-	-	-	(2,823)	(1,953)
Increase (decrease) in net assets from Class C transactions	-	-	-	-	(2,180)	(1,206)
Class Y:
Proceeds from sales	17,962	17,727	163,207	508,191	44,937	55,624
Reinvestment of distributions	779	319	3,494	183	1,184	1,557
Payments for redemptions	(25,235)	(22,926)	(135,099)	(126,993)	(85,368)	(86,596)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	-	-	-
Increase (decrease) in net assets from Class Y transactions	(6,494)	(4,880)	31,602	381,381	(39,247)	(29,415)
Increase (decrease) in net assets from capital share transactions	(5,865)	(3,658)	31,644	387,799	(43,709)	(30,760)
Total increase (decrease) in net assets	(7,864)	(4,525)	22,322	403,366	(48,967)	(38,591)
Net assets at beginning of period	154,433	158,958	403,366	-	508,456	547,047
Net assets at end of period	$146,569	$154,433	$425,688	$403,366	$459,489	$508,456
Undistributed net investment income at end of period	$22	$67	$313	$48	$86	$461

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (2)
Arizona Tax Free Fund
Class A
2004		$11.33	$0.49	$0.12	$(0.47)	$(0.05)	$11.42	5.50%
2003		11.41	0.46	(0.06)	(0.45)	(0.03)	11.33	3.61
2002		10.99	0.48	0.44	(0.48)	(0.02)	11.41	8.69
2001		10.45	0.55	0.53	(0.54)	-	10.99	10.50
2000	(1)	10.00	0.36	0.45	(0.36)	-	10.45	8.21
Class C
2004		$11.31	$0.43	$0.14	$(0.42)	$(0.05)	$11.41	5.17%
2003		11.40	0.42	(0.08)	(0.40)	(0.03)	11.31	3.10
2002		10.98	0.44	0.44	(0.44)	(0.02)	11.40	8.28
2001		10.44	0.53	0.51	(0.50)	-	10.98	10.15
2000	(1)	10.00	0.34	0.44	(0.34)	-	10.44	7.88
Class Y
2004		$11.33	$0.50	$0.15	$(0.50)	$(0.05)	$11.43	5.85%
2003		11.41	0.48	(0.06)	(0.47)	(0.03)	11.33	3.86
2002		10.99	0.51	0.44	(0.51)	(0.02)	11.41	8.95
2001		10.45	0.57	0.53	(0.56)	-	10.99	10.76
2000	(1)	10.00	0.37	0.45	(0.37)	-	10.45	8.36
California Intermediate Tax Free Fund
Class A
2004		$10.64	$0.40	$(0.05)	$(0.41)	$(0.03)	$10.55	3.36%
2003		10.80	0.41	(0.14)	(0.41)	(0.02)	10.64	2.58
2002		10.41	0.42	0.39	(0.42)	-	10.80	8.01
2001		10.02	0.44	0.39	(0.44)	-	10.41	8.41
2000		9.89	0.43	0.13	(0.43)	-	10.02	5.84
Class Y
2004		$10.66	$0.41	$(0.05)	$(0.42)	$(0.03)	$10.57	3.51%
2003		10.81	0.43	(0.14)	(0.42)	(0.02)	10.66	2.83
2002		10.43	0.43	0.38	(0.43)	-	10.81	8.05
2001		10.04	0.44	0.39	(0.44)	-	10.43	8.39
2000		9.89	0.43	0.15	(0.43)	-	10.04	6.05
California Tax Free Fund
Class A
2004		$11.40	$0.46	$0.08	$(0.46)	$(0.08)	$11.40	4.93%
2003		11.63	0.47	(0.16)	(0.47)	(0.07)	11.40	2.85
2002		11.17	0.48	0.50	(0.47)	(0.05)	11.63	9.10
2001		10.66	0.52	0.50	(0.51)	-	11.17	9.73
2000	(1)	10.00	0.35	0.66	(0.35)	-	10.66	10.23
Class C
2004		$11.41	$0.41	$0.09	$(0.42)	$(0.08)	$11.41	4.52%
2003		11.64	0.43	(0.16)	(0.43)	(0.07)	11.41	2.45
2002		11.18	0.42	0.52	(0.43)	(0.05)	11.64	8.69
2001		10.66	0.47	0.51	(0.46)	-	11.18	9.42
2000	(1)	10.00	0.32	0.66	(0.32)	-	10.66	9.95
Class Y
2004		$11.40	$0.48	$0.09	$(0.49)	$(0.08)	$11.40	5.19%
2003		11.63	0.49	(0.15)	(0.50)	(0.07)	11.40	3.11
2002		11.17	0.49	0.52	(0.50)	(0.05)	11.63	9.36
2001		10.66	0.54	0.50	(0.53)	-	11.17	9.99
2000	(1)	10.00	0.37	0.65	(0.36)	-	10.66	10.38

  (1)  Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (2)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Arizona Tax Free Fund
Class A
2004		$9,008	0.75%	4.16%	1.12%	3.79%	21%
2003		11,928	0.75	4.03	1.09	3.69	37
2002		12,413	0.75	4.40	1.37	3.78	30
2001		13,971	0.25	5.10	1.45	3.90	19
2000	(1)	9,668	0.25	5.31	1.80	3.76	27
Class C
2004		$1,588	1.15%	3.76%	1.87%	3.04%	21%
2003		1,857	1.15	3.63	1.84	2.94	37
2002		2,910	1.15	4.00	2.12	3.03	30
2001		2,003	0.65	4.66	1.84	3.47	19
2000	(1)	22	0.65	4.95	2.72	2.88	27
Class Y
2004		$9,520	0.50%	4.42%	0.87%	4.05%	21%
2003		9,244	0.50	4.28	0.84	3.94	37
2002		10,656	0.50	4.64	1.12	4.02	30
2001		5,822	-	5.33	1.19	4.14	19
2000	(1)	2,670	-	5.53	1.53	4.00	27
California Intermediate Tax Free Fund
Class A
2004		$3,381	0.85%	3.78%	1.06%	3.57%	20%
2003		4,262	0.85	3.86	1.06	3.65	17
2002		4,870	0.85	4.01	1.14	3.72	23
2001		3,392	0.70	4.25	1.21	3.74	12
2000		2,344	0.70	4.35	1.18	3.87	23
Class Y
2004		$46,953	0.70%	3.93%	0.81%	3.82%	20%
2003		44,600	0.70	4.02	0.81	3.91	17
2002		45,212	0.70	4.16	0.89	3.97	23
2001		43,647	0.70	4.26	0.96	4.00	12
2000		43,262	0.70	4.36	0.93	4.13	23
California Tax Free Fund
Class A
2004		$9,513	0.75%	4.03%	1.09%	3.69%	16%
2003		11,143	0.75	4.16	1.08	3.83	20
2002		12,954	0.75	4.26	1.31	3.70	33
2001		18,139	0.25	4.75	1.35	3.65	19
2000	(1)	6,029	0.25	5.20	1.85	3.60	12
Class C
2004		$1,294	1.15%	3.65%	1.84%	2.96%	16%
2003		1,101	1.15	3.75	1.83	3.07	20
2002		1,115	1.15	3.86	2.06	2.95	33
2001		647	0.65	4.38	1.75	3.28	19
2000	(1)	34	0.65	5.12	2.25	3.52	12
Class Y
2004		$16,047	0.50%	4.29%	0.84%	3.95%	16%
2003		15,243	0.50	4.40	0.83	4.07	20
2002		11,853	0.50	4.51	1.06	3.95	33
2001		6,726	-	5.00	1.10	3.90	19
2000	(1)	4,766	-	5.42	1.59	3.83	12

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Net Asset Value End of Period
Colorado Intermediate Tax Free Fund
Class A
2004		$11.08	$0.45	$(0.11)	$(0.44)	$-	$-	$10.98
2003		11.12	0.41	(0.02)	(0.43)	-	-	11.08
2002		10.79	0.47	0.32	(0.46)	-	-	11.12
2001		10.28	0.46	0.52	(0.47)	-	-	10.79
2000		10.32	0.48	(0.04)	(0.48)	-	-	10.28
Class Y
2004		$11.05	$0.46	$(0.11)	$(0.45)	$-	$-	$10.95
2003		11.10	0.43	(0.03)	(0.45)	-	-	11.05
2002		10.76	0.49	0.33	(0.48)	-	-	11.10
2001		10.26	0.48	0.49	(0.47)	-	-	10.76
2000		10.29	0.48	(0.03)	(0.48)	-	-	10.26
Colorado Tax Free Fund
Class A
2004		$11.57	$0.51	$0.02	$(0.50)	$(0.08)	$-	$11.52
2003		11.65	0.50	(0.10)	(0.48)	-	-	11.57
2002		11.09	0.48	0.56	(0.47)	(0.01)	-	11.65
2001		10.42	0.54	0.66	(0.53)	-	-	11.09
2000	(1)	10.00	0.35	0.42	(0.35)	-	-	10.42
Class C
2004		$11.56	$0.44	$0.03	$(0.45)	$(0.08)	$-	$11.50
2003		11.63	0.44	(0.08)	(0.43)	-	-	11.56
2002		11.08	0.44	0.56	(0.44)	(0.01)	-	11.63
2001		10.41	0.49	0.67	(0.49)	-	-	11.08
2000	(1)	10.00	0.34	0.41	(0.34)	-	-	10.41
Class Y
2004		$11.59	$0.52	$0.03	$(0.53)	$(0.08)	$-	$11.53
2003		11.67	0.51	(0.09)	(0.50)	-	-	11.59
2002		11.10	0.48	0.60	(0.50)	(0.01)	-	11.67
2001		10.43	0.58	0.64	(0.55)	-	-	11.10
2000	(1)	10.00	0.37	0.42	(0.36)	-	-	10.43
Intermediate Tax Free Fund
Class A
2004		$11.30	$0.44	$(0.10)	$(0.45)	$(0.01)	$-	$11.18
2003		11.32	0.44	(0.03)	(0.43)	-	-	11.30
2002		10.95	0.43	0.40	(0.43)	-	(0.03)	11.32
2001		10.48	0.48	0.46	(0.47)	-	-	10.95
2000		10.45	0.48	0.04	(0.49)	-	-	10.48
Class Y
2004		$11.28	$0.46	$(0.11)	$(0.46)	$(0.01)	$-	$11.16
2003		11.30	0.46	(0.03)	(0.45)	-	-	11.28
2002		10.93	0.44	0.40	(0.44)	-	(0.03)	11.30
2001		10.46	0.48	0.46	(0.47)	-	-	10.93
2000		10.43	0.48	0.04	(0.49)	-	-	10.46

  (1)  Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (2)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

		Total Return (2)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Colorado Intermediate Tax Free Fund
Class A
2004		3.12%	$13,969	0.85%	4.00%	1.06%	3.79%	4%
2003		3.64	22,555	0.85	3.79	1.06	3.58	14
2002		7.56	15,244	0.85	4.48	1.11	4.22	15
2001		9.75	8,320	0.70	4.55	1.34	3.91	24
2000		4.40	3,485	0.70	4.66	1.25	4.11	42
Class Y
2004		3.29%	$37,748	0.70%	4.15%	0.81%	4.04%	4%
2003		3.71	47,854	0.70	3.94	0.81	3.83	14
2002		7.83	48,398	0.70	4.60	0.86	4.44	15
2001		9.67	47,907	0.70	4.58	1.09	4.19	24
2000		4.51	52,885	0.70	4.66	1.00	4.36	42
Colorado Tax Free Fund
Class A
2004		4.71%	$10,598	0.75%	4.25%	1.09%	3.91%	12%
2003		3.53	13,843	0.75	4.23	1.07	3.91	14
2002		9.72	19,633	0.75	4.32	1.30	3.77	22
2001		11.78	20,550	0.25	5.03	1.42	3.86	23
2000	(1)	7.80	8,068	0.25	5.28	1.80	3.73	36
Class C
2004		4.21%	$3,787	1.15%	3.85%	1.84%	3.16%	12%
2003		3.23	4,284	1.15	3.83	1.82	3.16	14
2002		9.23	3,705	1.15	3.95	2.05	3.05	22
2001		11.41	1,698	0.65	4.61	1.82	3.44	23
2000	(1)	7.52	156	0.65	4.92	2.58	2.99	36
Class Y
2004		4.87%	$9,439	0.50%	4.51%	0.84%	4.17%	12%
2003		3.78	9,516	0.50	4.49	0.82	4.17	14
2002		10.07	9,244	0.50	4.59	1.05	4.04	22
2001		12.02	1,923	-	5.32	1.18	4.14	23
2000	(1)	8.05	2,430	-	5.47	1.53	3.94	36
Intermediate Tax Free Fund
Class A
2004		3.06%	$35,276	0.85%	3.98%	1.05%	3.78%	10%
2003		3.74	34,231	0.85	3.91	1.05	3.71	15
2002		7.78	29,838	0.85	3.87	1.03	3.69	28
2001		9.19	23,236	0.70	4.43	1.13	4.00	12
2000		5.10	8,994	0.70	4.61	1.12	4.19	29
Class Y
2004		3.22%	$637,361	0.70%	4.13%	0.80%	4.03%	10%
2003		3.90	696,994	0.70	4.05	0.80	3.95	15
2002		7.95	485,592	0.70	4.04	0.78	3.96	28
2001		9.21	458,743	0.70	4.43	0.87	4.26	12
2000		5.11	375,279	0.70	4.62	0.87	4.45	29

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (6)
Minnesota Intermediate Tax Free Fund
Class A
2004		$10.44	$0.39	$(0.08)	$(0.39)	$(0.02)	$10.34	3.03%
2003		10.51	0.40	(0.04)	(0.41)	(0.02)	10.44	3.55
2002		10.21	0.43	0.29	(0.42)	-	10.51	7.23
2001		9.80	0.44	0.41	(0.44)	-	10.21	8.85
2000		9.79	0.45	0.02	(0.45)	(0.01)	9.80	4.94
Class Y
2004		$10.40	$0.41	$(0.10)	$(0.40)	$(0.02)	$10.29	3.10%
2003		10.46	0.42	(0.03)	(0.43)	(0.02)	10.40	3.82
2002		10.17	0.45	0.27	(0.43)	-	10.46	7.31
2001		9.76	0.44	0.41	(0.44)	-	10.17	8.89
2000		9.76	0.45	0.01	(0.45)	(0.01)	9.76	5.04
Minnesota Tax Free Fund
Class A
2004		$11.34	$0.44	$(0.01)	$(0.45)	$(0.09)	$11.23	3.94%
2003		11.39	0.48	(0.05)	(0.45)	(0.03)	11.34	3.90
2002		11.06	0.47	0.34	(0.47)	(0.01)	11.39	7.23
2001		10.64	0.53	0.43	(0.54)	-	11.06	9.24
2000		10.70	0.55	(0.06)	(0.55)	-	10.64	4.75
Class C
2004		$11.31	$0.39	$(0.01)	$(0.41)	$(0.09)	$11.19	3.45%
2003		11.36	0.43	(0.04)	(0.41)	(0.03)	11.31	3.51
2002		11.04	0.43	0.33	(0.43)	(0.01)	11.36	7.10
2001		10.62	0.49	0.43	(0.50)	-	11.04	8.88
2000		10.69	0.53	(0.09)	(0.51)	-	10.62	4.25
Class Y
2004		$11.33	$0.47	$(0.01)	$(0.48)	$(0.09)	$11.22	4.20%
2003		11.38	0.51	(0.05)	(0.48)	(0.03)	11.33	4.16
2002		11.05	0.49	0.35	(0.50)	(0.01)	11.38	7.84
2001		10.63	0.55	0.44	(0.57)	-	11.05	9.52
2000		10.69	0.58	(0.07)	(0.57)	-	10.63	5.00
Missouri Tax Free Fund
Class A
2004		$12.37	$0.45	$(0.02)	$(0.45)	$(0.03)	$12.32	3.60%
2003		12.47	0.45	(0.04)	(0.45)	(0.06)	12.37	3.45
2002		12.05	0.46	0.47	(0.47)	(0.04)	12.47	7.99
2001	(1)(2)	11.54	0.46	0.50	(0.44)	(0.01)	12.05	8.44
2000	(3)	11.31	0.48	0.23	(0.48)	-	11.54	6.41
1999	(4)	12.08	0.50	(0.74)	(0.51)	(0.02)	11.31	(2.09)
Class C
2004		$12.35	$0.40	$(0.03)	$(0.40)	$(0.03)	$12.29	3.11%
2003		12.46	0.40	(0.04)	(0.41)	(0.06)	12.35	3.05
2002		12.05	0.41	0.48	(0.44)	(0.04)	12.46	7.58
2001	(5)	12.03	-	0.02	-	-	12.05	0.17
Class Y
2004		$12.38	$0.48	$(0.03)	$(0.48)	$(0.03)	$12.32	3.77%
2003		12.48	0.49	(0.05)	(0.48)	(0.06)	12.38	3.71
2002		12.06	0.48	0.48	(0.50)	(0.04)	12.48	8.25
2001	(1)(2)	11.55	0.49	0.50	(0.47)	(0.01)	12.06	8.67
2000	(3)	11.32	0.50	0.23	(0.50)	-	11.55	6.60
1999	(4)	12.08	0.53	(0.74)	(0.53)	(0.02)	11.32	(1.81)

  (1)  The financial highlights for the Missouri Tax Free Fund as set forth herein include the historical financial highlights of the Firstar Missouri Tax-Exempt Bond Fund
Class A shares and Class I shares. The assets of the Firstar Missouri Tax-Exempt Bond Fund were acquired by Missouri Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares and Class I shares of the Firstar Missouri Tax-Exempt Bond Fund were exchanged for Class A shares and Class Y shares of Missouri Tax
Free Fund, respectively.

  (2)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (3)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal year ended November 30.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Minnesota Intermediate Tax Free Fund
Class A
2004		$35,047	0.85%	3.77%	1.05%	3.57%	8%
2003		31,044	0.85	3.85	1.05	3.65	15
2002		19,914	0.85	4.27	1.03	4.09	15
2001		12,408	0.70	4.38	1.13	3.95	13
2000		12,469	0.70	4.59	1.12	4.17	18
Class Y
2004		$216,906	0.70%	3.92%	0.80%	3.82%	8%
2003		238,958	0.70	4.01	0.80	3.91	15
2002		251,597	0.70	4.41	0.78	4.33	15
2001		255,939	0.70	4.38	0.88	4.20	13
2000		244,353	0.70	4.59	0.87	4.42	18
Minnesota Tax Free Fund
Class A
2004		$114,981	0.95%	3.87%	1.05%	3.77%	25%
2003		125,916	0.95	4.25	1.06	4.14	23
2002		135,607	0.95	4.22	1.09	4.08	26
2001		107,260	0.95	4.84	1.18	4.61	15
2000		93,995	0.95	5.22	1.17	5.00	34
Class C
2004		$10,387	1.35%	3.47%	1.80%	3.02%	25%
2003		11,951	1.35	3.85	1.81	3.39	23
2002		11,703	1.35	3.80	1.84	3.31	26
2001		6,382	1.35	4.39	1.58	4.16	15
2000		2,037	1.35	4.83	1.77	4.41	34
Class Y
2004		$42,900	0.70%	4.12%	0.80%	4.02%	25%
2003		47,858	0.70	4.50	0.81	4.39	23
2002		54,638	0.70	4.47	0.84	4.33	26
2001		49,078	0.70	5.09	0.93	4.86	15
2000		40,860	0.70	5.49	0.93	5.26	34
Missouri Tax Free Fund
Class A
2004		$27,114	0.95%	3.68%	1.05%	3.58%	15%
2003		28,141	0.95	3.69	1.06	3.58	20
2002		26,496	0.95	3.81	1.06	3.70	25
2001	(1)(2)	22,573	0.94	4.23	1.00	4.17	9
2000	(3)	19,876	0.87	4.59	0.98	4.48	3
1999	(4)	21,242	0.86	4.30	1.07	4.09	1
Class C
2004		$218	1.35%	3.28%	1.80%	2.83%	15%
2003		279	1.35	3.30	1.81	2.84	20
2002		21	1.35	3.28	1.81	2.82	25
2001	(5)	-	-	-	-	-	9
Class Y
2004		$152,676	0.70%	3.93%	0.80%	3.83%	15%
2003		168,094	0.70	3.94	0.81	3.83	20
2002		142,344	0.70	4.06	0.81	3.95	25
2001	(1)(2)	129,715	0.69	4.48	0.75	4.42	9
2000	(3)	126,896	0.67	4.79	1.08	4.38	3
1999	(4)	111,842	0.66	4.51	1.07	4.10	1

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (3)
Nebraska Tax Free Fund
Class A
2004		$10.66	$0.41	$0.03	$(0.40)	$(0.04)	$10.66	4.18%
2003		10.70	0.41	(0.04)	(0.40)	(0.01)	10.66	3.57
2002		10.20	0.41	0.49	(0.40)	-	10.70	9.09
2001	(1)	10.00	0.24	0.20	(0.24)	-	10.20	4.48
Class C
2004		$10.58	$0.35	$0.04	$(0.35)	$(0.04)	$10.58	3.80%
2003		10.63	0.36	(0.04)	(0.36)	(0.01)	10.58	3.10
2002		10.14	0.36	0.50	(0.37)	-	10.63	8.66
2001	(1)	10.00	0.20	0.17	(0.23)	-	10.14	3.71
Class Y
2004		$10.65	$0.43	$0.04	$(0.42)	$(0.04)	$10.66	4.54%
2003		10.69	0.43	(0.03)	(0.43)	(0.01)	10.65	3.82
2002		10.19	0.43	0.50	(0.43)	-	10.69	9.37
2001	(1)	10.00	0.26	0.19	(0.26)	-	10.19	4.51
Ohio Tax Free Fund
Class A
2004		$10.54	$0.36	$0.07	$(0.35)	$(0.10)	$10.52	4.16%
2003		10.58	0.36	(0.03)	(0.37)	-	10.54	3.22
2002	(2)	10.00	0.15	0.59	(0.16)	-	10.58	7.42
Class C
2004		$10.44	$0.29	$0.09	$(0.31)	$(0.10)	$10.41	3.69%
2003		10.57	0.32	(0.12)	(0.33)	-	10.44	1.95
2002	(2)	10.00	0.13	0.58	(0.14)	-	10.57	7.13
Class Y
2004		$10.55	$0.38	$0.07	$(0.37)	$(0.10)	$10.53	4.42%
2003		10.57	0.39	(0.02)	(0.39)	-	10.55	3.65
2002	(2)	10.00	0.16	0.58	(0.17)	-	10.57	7.41
Oregon Intermediate Tax Free Fund
Class A
2004		$10.43	$0.37	$(0.05)	$(0.37)	$(0.08)	$10.30	3.20%
2003		10.49	0.37	(0.03)	(0.38)	(0.02)	10.43	3.31
2002		10.18	0.40	0.31	(0.40)	-	10.49	7.23
2001		9.74	0.43	0.44	(0.43)	-	10.18	9.08
2000		9.72	0.43	0.02	(0.43)	-	9.74	4.79
Class Y
2004		$10.43	$0.39	$(0.05)	$(0.39)	$(0.08)	$10.30	3.35%
2003		10.49	0.40	(0.05)	(0.39)	(0.02)	10.43	3.46
2002		10.18	0.42	0.31	(0.42)	-	10.49	7.39
2001		9.74	0.43	0.44	(0.43)	-	10.18	9.08
2000		9.72	0.43	0.02	(0.43)	-	9.74	4.78

  (1)  Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (2)  Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

  (3)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Nebraska Tax Free Fund
Class A
2004		$4,925	0.75%	3.82%	1.08%	3.49%	17%
2003		4,869	0.75	3.87	1.07	3.55	15
2002		4,904	0.75	3.98	1.29	3.44	35
2001	(1)	5,090	0.55	4.12	1.38	3.29	30
Class C
2004		$1,861	1.15%	3.42%	1.83%	2.74%	17%
2003		1,657	1.15	3.46	1.82	2.79	15
2002		982	1.15	3.57	2.04	2.68	35
2001	(1)	226	0.95	3.73	1.75	2.93	30
Class Y
2004		$29,722	0.50%	4.07%	0.83%	3.74%	17%
2003		28,120	0.50	4.11	0.82	3.79	15
2002		27,348	0.50	4.22	1.04	3.68	35
2001	(1)	22,443	0.30	4.36	1.13	3.53	30
Ohio Tax Free Fund
Class A
2004		$1,200	0.75%	3.43%	1.08%	3.10%	19%
2003		849	0.75	3.52	1.09	3.18	22
2002	(2)	453	0.75	3.25	1.23	2.77	3
Class C
2004		$120	1.15%	3.03%	1.83%	2.35%	19%
2003		215	1.15	3.08	1.84	2.39	22
2002	(2)	1	1.15	3.01	1.98	2.18	3
Class Y
2004		$39,240	0.50%	3.68%	0.82%	3.36%	19%
2003		39,465	0.50	3.78	0.84	3.44	22
2002	(2)	38,083	0.50	3.74	0.98	3.26	3
Oregon Intermediate Tax Free Fund
Class A
2004		$8,700	0.85%	3.62%	1.05%	3.42%	12%
2003		8,189	0.85	3.67	1.05	3.47	17
2002		7,030	0.85	3.95	1.05	3.75	18
2001		5,477	0.70	4.27	1.13	3.84	20
2000		3,303	0.70	4.47	1.13	4.04	18
Class Y
2004		$137,869	0.70%	3.77%	0.80%	3.67%	12%
2003		146,244	0.70	3.82	0.80	3.72	17
2002		151,928	0.70	4.10	0.80	4.00	18
2001		153,951	0.70	4.28	0.89	4.09	20
2000		160,124	0.70	4.47	0.88	4.29	18

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (7)
Short Tax Free Fund
Class A
2004		$10.18	$0.26	$(0.17)	$(0.25)	$(0.06)	$9.96	0.90%
2003	(1)	10.00	0.26	0.19	(0.27)	-	10.18	4.54
Class Y
2004		$10.18	$0.27	$(0.17)	$(0.26)	$(0.06)	$9.96	1.05%
2003	(1)	10.00	0.28	0.18	(0.28)	-	10.18	4.66
Tax Free Fund
Class A
2004		$11.28	$0.47	$0.02	$(0.48)	$(0.11)	$11.18	4.45%
2003		11.44	0.47	(0.03)	(0.47)	(0.13)	11.28	4.06
2002		10.99	0.47	0.44	(0.46)	-	11.44	8.56
2001	(2)(3)	10.53	0.42	0.43	(0.39)	-	10.99	8.22
2000	(4)	10.20	0.40	0.34	(0.41)	-	10.53	7.43
1999	(5)	11.06	0.44	(0.75)	(0.44)	(0.11)	10.20	(2.87)
Class C
2004		$11.24	$0.43	$-	$(0.43)	$(0.11)	$11.13	3.92%
2003		11.40	0.42	(0.02)	(0.43)	(0.13)	11.24	3.67
2002		10.96	0.42	0.45	(0.43)	-	11.40	8.14
2001	(6)	10.93	0.01	0.02	-	-	10.96	0.27
Class Y
2004		$11.29	$0.50	$0.01	$(0.50)	$(0.11)	$11.19	4.71%
2003		11.45	0.50	(0.03)	(0.50)	(0.13)	11.29	4.31
2002		11.00	0.49	0.45	(0.49)	-	11.45	8.84
2001	(2)(3)	10.53	0.44	0.45	(0.42)	-	11.00	8.59
2000	(4)	10.21	0.42	0.33	(0.43)	-	10.53	7.63
1999	(5)	11.10	0.47	(0.78)	(0.47)	(0.11)	10.21	(2.97)

  (1)  Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

  (2)  The financial highlights for the Tax Free Fund as set forth herein include the historical financial highlights of the Firstar National Municipal Bond Fund Class A shares and
Class I shares. The assets of the Firstar National Municipal Bond Fund were acquired by Tax Free Fund on September 24, 2001. In connection with such acquisition,
Class A shares and Class I shares of the Firstar National Municipal Bond Fund were exchanged for Class A shares and Class Y shares of Tax Free Fund, respectively.
Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Tax Free Fund and the Firstar National Municipal Bond Fund.
Firstar National Municipal Bond Fund is the accounting survivor.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  For the fiscal year ended November 30.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Short Tax Free Fund
Class A
2004		$6,329	0.75%	2.55%	1.05%	2.25%	30%
2003	(1)	6,448	0.75	2.67	1.05	2.37	54
Class Y
2004		$419,359	0.60%	2.70%	0.80%	2.50%	30%
2003	(1)	396,918	0.60	3.00	0.80	2.80	54
Tax Free Fund
Class A
2004		$40,156	0.95%	4.18%	1.05%	4.08%	23%
2003		42,942	0.95	4.21	1.05	4.11	23
2002		43,708	0.95	4.20	1.02	4.13	39
2001	(2)(3)	48,769	1.16	4.27	1.18	4.25	3
2000	(4)	1,526	0.98	4.34	1.09	4.23	4
1999	(5)	1,582	0.96	4.14	1.16	3.94	-
Class C
2004		$2,682	1.35%	3.77%	1.80%	3.32%	23%
2003		4,880	1.35	3.81	1.80	3.36	23
2002		6,199	1.35	3.82	1.77	3.40	39
2001	(6)	4,494	1.04	5.61	1.04	5.61	3
Class Y
2004		$416,651	0.70%	4.43%	0.80%	4.33%	23%
2003		460,634	0.70	4.46	0.80	4.36	23
2002		497,140	0.70	4.47	0.77	4.40	39
2001	(2)(3)	501,361	0.73	4.32	0.74	4.31	3
2000	(4)	253,803	0.78	4.54	1.19	4.13	4
1999	(5)	326,840	0.76	4.33	1.16	3.93	-

Notes to Financial Statements  September 30, 2004

1 >  Organization

The First American Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund (each a "Fund" and collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of the First American Family of Funds. As of September 30, 2004, FAIF offered 37 Funds, including the Funds. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF's articles of incorporation permit the board of directors to create additional funds in the future. The Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund are each diversified open-end management investment companies. The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund are each non-diversified open-end management investment companies. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

Each of these Funds offers Class A and Class Y shares. Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund also offer Class C shares. Class A shares of Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund are sold with a front-end sales charge of 4.25%. Class A shares of California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund are sold with a front-end sales charge of 2.25%. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The Funds' prospectuses provide a description of each Fund's investment objective, principal investment strategies and principal risks. All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2 >  Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

SECURITY VALUATIONS – Security valuations for the Funds' investments are furnished by one or more independent pricing services that have been approved by the Funds' board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Funds' board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund

FIRST AMERICAN FUNDS Annual Report 2004

may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of September 30, 2004, the Funds held no fair-valued securities. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – The Funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Each Fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the Fund instead of cash. The resulting gain/loss is calculated as the difference between the fair value and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid monthly. Any net realized capital gains on sales of a Fund's securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each Fund is treated as a separate taxable entity. Each Fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to book and tax differences for classification of dividends paid by the Funds. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made (000):

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Portfolio Capital
Arizona Tax Free Fund	$-	$(4)	$4
Intermediate Tax Free Fund	13	(13)	-
Minnesota Intermediate Tax Free Fund	8	(52)	44
Minnesota Tax Free Fund	9	(9)	-
Missouri Tax Free Fund	6	(6)	-
Oregon Intermediate Tax Free Fund	-	(31)	31
Short Tax Free Fund	3	(3)	-
Tax Free Fund	1	(1)	-

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. The distributions paid during the fiscal years ended September 30, 2004 and 2003, was as follows (000):

	2004
Fund	Tax Exempt Income	Ordinary Income	Long Term Gain	Total
Arizona Tax Free Fund	$884	$39	$63	$986
California Intermediate Tax Free Fund	1,931	83	74	2,088
California Tax Free Fund	1,139	-	210	1,349
Colorado Intermediate Tax Free Fund	2,396	12	-	2,408
Colorado Tax Free Fund	1,081	18	186	1,285
Intermediate Tax Free Fund	28,938	100	741	29,779
Minnesota Intermediate Tax Free Fund	10,248	56	467	10,771
Minnesota Tax Free Fund	7,250	103	1,314	8,667
Missouri Tax Free Fund	7,261	5	508	7,774
Nebraska Tax Free Fund	1,391	27	95	1,513
Ohio Tax Free Fund	1,438	183	185	1,806
Oregon Intermediate Tax Free Fund	5,536	97	1,080	6,713
Short Tax Free Fund	11,367	172	2,259	13,798
Tax Free Fund	21,461	155	4,788	26,404

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

	2003
Fund	Tax Exempt Income	Ordinary Income	Long Term Gain	Total
Arizona Tax Free Fund	$1,078	$29	$42	$1,149
California Intermediate Tax Free Fund	1,963	11	94	2,068
California Tax Free Fund	1,164	85	76	1,325
Colorado Intermediate Tax Free Fund	2,877	19	-	2,896
Colorado Tax Free Fund	1,237	10	-	1,247
Intermediate Tax Free Fund	28,635	9	-	28,644
Minnesota Intermediate Tax Free Fund	11,012	63	411	11,486
Minnesota Tax Free Fund	7,778	348	125	8,251
Missouri Tax Free Fund	7,534	83	781	8,398
Nebraska Tax Free Fund	1,361	-	25	1,386
Ohio Tax Free Fund	1,486	-	-	1,486
Oregon Intermediate Tax Free Fund	5,872	32	219	6,123
Short Tax Free Fund	10,115	-	-	10,115
Tax Free Fund	23,221	43	5,996	29,260

As of September 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Capital and Post-October Losses	Unrealized Appreciation	Total Accumulated Earnings
Arizona Tax Free Fund	$-	$44	$230	$-	$1,738	$2,012
California Intermediate Tax Free Fund	27	12	329	-	3,072	3,440
California Tax Free Fund	52	24	198	-	1,900	2,174
Colorado Intermediate Tax Free Fund	-	96	168	-	3,902	4,166
Colorado Tax Free Fund	-	62	177	-	2,378	2,617
Intermediate Tax Free Fund	-	748	2,914	-	47,763	51,425
Minnesota Intermediate Tax Free Fund	-	96	792	-	14,500	15,388
Minnesota Tax Free Fund	-	141	811	-	9,234	10,186
Missouri Tax Free Fund	-	87	900	-	10,767	11,754
Nebraska Tax Free Fund	-	65	-	(4)	1,885	1,946
Ohio Tax Free Fund	-	41	116	-	1,639	1,796
Oregon Intermediate Tax Free Fund	-	22	477	-	8,428	8,927
Short Tax Free Fund	-	313	-	(238)	6,170	6,245
Tax Free Fund	-	87	4,267	-	30,455	34,809

FIRST AMERICAN FUNDS Annual Report 2004

As of September 30, 2004, the Funds had no capital loss carryforwards.

Certain Funds incurred a loss for tax purposes for the period from November 1, 2003 to September 30, 2004. As permitted by tax regulations, the Funds intend to elect to defer and treat those losses as arising in the fiscal year ending September 30, 2005. Nebraska Tax Free Fund and Short Tax Free Fund had deferred losses (000) of $4 and $238 respectively.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a Fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested. At September 30, 2004, the following Funds had outstanding when-issued commitments (000):

Fund	Cost	Segregated Assets
Intermediate Tax Free Fund	$2,470	$16,459
Minnesota Intermediate Tax Free Fund	2,146	9,484
Minnesota Tax Free	1,979	11,367
Missouri Tax Free Fund	622	10,627
Nebraska Tax Free Fund	541	1,864
Oregon Intermediate Tax Free Fund	2,268	2,503
Short Tax Free Fund	5,977	12,750
Tax Free Fund	5,130	39,956

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Each Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds' board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds' board of directors. The Funds held no illiquid securities as of September 30, 2004.

INVERSE FLOATERS – As part of their investment strategy, the Funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject a Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the net asset value of the Funds' shares may be more volatile than if the Funds did not invest in such securities. At September 30, 2004, the Tax Free Fund had investments in inverse floaters with a total value of $3,645,480, which represents 0.8% of the Fund's net assets.

EXPENSES – Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are generally allocated to the Funds on the basis of relative net assets of all Funds within the First American Fund complex. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the fiscal year ended September 30, 2004.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >  Fees and Expenses

ADVISORY FEES – Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc. ("USBAM"), manages each Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each Fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each Fund is 0.50%. USBAM voluntarily waived fees during the fiscal year ended September 30, 2004 so that total fund operating expenses, as a percentage of average net assets, did not exceed the following amounts:

	Share Class
Fund	A	C	Y
Arizona Tax Free Fund	0.75%	1.15%	0.50%
California Intermediate Tax Free Fund	0.85	NA	0.70
California Tax Free Fund	0.75	1.15	0.50
Colorado Intermediate Tax Free Fund	0.85	NA	0.70
Colorado Tax Free Fund	0.75	1.15	0.50
Intermediate Tax Free Fund	0.85	NA	0.70
Minnesota Intermediate Tax Free Fund	0.85	NA	0.70
Minnesota Tax Free Fund	0.95	1.35	0.70
Missouri Tax Free Fund	0.95	1.35	0.70
Nebraska Tax Free Fund	0.75	1.15	0.50
Ohio Tax Free Fund	0.75	1.15	0.50
Oregon Intermediate Tax Free Fund	0.85	NA	0.70
Short Tax Free Fund	0.75	NA	0.60
Tax Free Fund	0.95	1.35	0.70

NA = Not Applicable

The Funds may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment adviser to both the investing Funds and the related money market funds, USBAM will reimburse each investing Fund an amount equal to that portion of USBAM's investment advisory fee received from the related money market funds that is attributable to the assets of the investing Fund. For financial statement purposes, these reimbursements are recorded as investment income.

CO-ADMINISTRATION FEES – USBAM and U.S. Bancorp Fund Services, LLC ("USBFS") (collectively the "Administrators"), serve as the co-administrators pursuant to a co-administration agreement between the Administrators and FAIF. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the co-administration agreement, the Administrators are compensated to provide, or compensate other entities to provide, services to the Funds. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Funds pay the Administrators at an annual rate, calculated daily and paid monthly, based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Fund's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily net assets, 0.22% of the next $25 billion of the aggregate daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. FAIF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each Fund based upon the Fund's pro rata share of the aggregate average daily net assets of the Funds that comprise FAIF. For the fiscal year ended September 30, 2004, administration fees paid to USBAM and USBFS by the Funds included in this annual report were as follows (000):

Fund	Amount
Arizona Tax Free Fund	$48
California Intermediate Tax Free Fund	111
California Tax Free Fund	62
Colorado Intermediate Tax Free Fund	135
Colorado Tax Free Fund	58
Intermediate Tax Free Fund	1,599
Minnesota Intermediate Tax Free Fund	598
Minnesota Tax Free Fund	402
Missouri Tax Free Fund	425
Nebraska Tax Free Fund	80
Ohio Tax Free Fund	91
Oregon Intermediate Tax Free Fund	335
Short Tax Free Fund	980
Tax Free Fund	1,092

CUSTODIAN FEES – U.S. Bank serves as the Funds' custodian pursuant to a custodian agreement with FAIF. The fee for each

FIRST AMERICAN FUNDS Annual Report 2004

Fund is equal to an annual rate of 0.01% of average daily net assets. All fees are computed daily and paid monthly.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as distributor of the Funds pursuant to distribution agreements with FAIF. Under the respective distribution agreements, each of the Funds pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% and 1.00% of each Fund's average daily net assets of the Class A shares and Class C shares, respectively. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities. Quasar is currently waiving fees equal to an annual rate of 0.10% of average daily net assets for Class A shares in the California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund. For Class C shares, Quasar is currently waiving fees equal to an annual rate of 0.35% of average daily net assets for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund. No distribution or shareholder servicing fees are paid by Class Y shares.

For the fiscal year ended September 30, 2004, total distribution and shareholder servicing fees waived by Quasar for these Funds included in this annual report were as follows (000):

Fund	Amount
Arizona Tax Free Fund	$6
California Intermediate Tax Free Fund	4
California Tax Free Fund	4
Colorado Intermediate Tax Free Fund	16
Colorado Tax Free Fund	14
Intermediate Tax Free Fund	35
Minnesota Intermediate Tax Free Fund	34
Minnesota Tax Free Fund	41
Missouri Tax Free Fund	1
Nebraska Tax Free Fund	6
Ohio Tax Free Fund	1
Oregon Intermediate Tax Free Fund	9
Short Tax Free Fund	7
Tax Free Fund	14

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar or paid to affiliates of USBAM for the fiscal year ended September 30, 2004 (000):

Fund	Amount
Arizona Tax Free Fund	$19
California Intermediate Tax Free Fund	6
California Tax Free Fund	24
Colorado Intermediate Tax Free Fund	21
Colorado Tax Free Fund	34
Intermediate Tax Free Fund	39
Minnesota Intermediate Tax Free Fund	33
Minnesota Tax Free Fund	180
Missouri Tax Free Fund	61
Nebraska Tax Free Fund	12
Ohio Tax Free Fund	4
Oregon Intermediate Tax Free Fund	12
Short Tax Free Fund	8
Tax Free Fund	78

OTHER FEES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Fund is responsible for paying most other operating expenses including fees and expenses of independent directors, registration fees, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses. For the fiscal year ended September 30, 2004, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Funds were partners.

SALES CHARGES – A contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended September 30, 2004, total sales charges retained by affiliates of USBAM for distributing the Funds' shares were as follows (000):

Fund	Amount
Arizona Tax Free Fund	$9
California Intermediate Tax Free Fund	20
California Tax Free Fund	52
Colorado Intermediate Tax Free Fund	38
Colorado Tax Free Fund	20
Intermediate Tax Free Fund	126
Minnesota Intermediate Tax Free Fund	126
Minnesota Tax Free Fund	72
Missouri Tax Free Fund	61
Nebraska Tax Free Fund	24
Ohio Tax Free Fund	27
Oregon Intermediate Tax Free Fund	31
Short Tax Free Fund	16
Tax Free Fund	114

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

4 >  Capital Share Transactions

FAIF has 420 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the Funds were as follows (000):

	Arizona Tax Free Fund		California Intermediate Tax Free Fund		California Tax Free Fund		Colorado Intermediate Tax Free Fund
	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03
Class A:
Shares issued	162	459	174	133	155	124	187	1,771
Shares issued in lieu of cash distributions	35	49	12	14	37	43	43	62
Shares redeemed	(461)	(543)	(267)	(197)	(335)	(303)	(994)	(1,168)
Total Class A transactions	(264)	(35)	(81)	(50)	(143)	(136)	(764)	665
Class C:
Shares issued	33	34	-	-	51	13	-	-
Shares issued in lieu of cash distributions	4	8	-	-	4	4	-	-
Shares redeemed	(62)	(133)	-	-	(38)	(17)	-	-
Total Class C transactions	(25)	(91)	-	-	17	-	-	-
Class Y:
Shares issued	204	293	777	428	358	660	196	985
Shares issued in lieu of cash distributions	2	3	3	4	2	5	1	1
Shares redeemed	(189)	(414)	(523)	(429)	(290)	(347)	(1,081)	(1,016)
Total Class Y transactions	17	(118)	257	3	70	318	(884)	(30)
Net increase (decrease) in capital shares	(272)	(244)	176	(47)	(56)	182	(1,648)	635

	Colorado Tax Free Fund		Intermediate Tax Free Fund		Minnesota Intermediate Tax Free Fund		Minnesota Tax Free Fund		Missouri Tax Free Fund
	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03
Class A:
Shares issued	77	97	1,364	1,388	1,288	1,958	664	1,549	314	486
Shares issued in lieu of cash distributions	47	55	102	83	91	75	477	457	46	54
Shares redeemed	(400)	(642)	(1,341)	(1,077)	(963)	(956)	(2,006)	(2,807)	(434)	(389)
Total Class A transactions	(276)	(490)	125	394	416	1,077	(865)	(801)	(74)	151
Class C:
Shares issued	24	120	-	-	-	-	76	279	1	20
Shares issued in lieu of cash distributions	15	13	-	-	-	-	43	40	1	-
Shares redeemed	(80)	(80)	-	-	-	-	(248)	(292)	(6)	-
Total Class C transactions	(41)	53	-	-	-	-	(129)	27	(4)	20
Class Y:
Shares issued	106	146	8,772	11,900	2,053	3,848	540	470	1288	1,571
Shares issued in lieu of cash distributions	1	2	208	164	32	32	21	24	22	30
Shares redeemed	(110)	(119)	(13,668)	(12,662)	(3,996)	(4,937)	(961)	(1,071)	(2503)	(2,122)
Shares issued in connection with acquisition of Common Trust Fund net assets	-	-	-	19,435	-	-	-	-	-	2,697
Total Class Y transactions	(3)	29	(4,688)	18,837	(1,911)	(1,057)	(400)	(577)	(1193)	2,176
Net increase (decrease) in capital shares	(320)	(408)	(4,563)	19,231	(1,495)	20	(1,394)	(1,351)	(1271)	2,347

	Nebraska Tax Free Fund		Ohio Tax Free Fund		Oregon Intermediate Tax Free Fund		Short Tax Free Fund		Tax Free Fund
	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 To 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/25/02 (1) to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03
Class A:
Shares issued	137	94	77	43	237	365	330	1,072	791	885
Shares issued in lieu of cash distributions	12	11	2	1	24	18	16	5	166	184
Shares redeemed	(144)	(107)	(46)	(6)	(201)	(268)	(344)	(444)	(1,170)	(1,083)
Total Class A transactions	5	(2)	33	38	60	115	2	633	(213)	(14)
Class C:
Shares issued	51	75	11	20	-	-	-	-	42	40
Shares issued in lieu of cash distributions	5	4	1	-	-	-	-	-	16	26
Shares redeemed	(37)	(14)	(20)	-	-	-	-	-	(251)	(176)
Total Class C transactions	19	65	(8)	20	-	-	-	-	(193)	(110)
Class Y:
Shares issued	461	420	558	680	1,741	1,712	16,264	51,494	4,012	4,962
Shares issued in lieu of cash distributions	6	5	25	19	76	31	347	18	106	141
Shares redeemed	(317)	(343)	(596)	(560)	(2,448)	(2,207)	(13,499)	(12,525)	(7,665)	(7,734)
Total Class Y transactions	150	82	(13)	139	(631)	(464)	3,112	38,987	(3,547)	(2,631)
Net increase (decrease) in capital shares	174	145	12	197	(571)	(349)	3,114	39,620	(3,953)	(2,755)

(1) Commencement of operations.

FIRST AMERICAN FUNDS Annual Report 2004

5 >  Investment Security Transactions

During the fiscal year ended September 30, 2004, purchases of securities and proceeds from sales of securities, other than government securities and temporary investments in short-term securities, were as follows (000):

Fund	Purchases	Sales
Arizona Tax Free Fund	$4,251	$6,888
California Intermediate Tax Free Fund	9,445	10,433
California Tax Free Fund	4,298	4,909
Colorado Intermediate Tax Free Fund	2,222	19,552
Colorado Tax Free Fund	2,873	5,548
Intermediate Tax Free Fund	68,346	121,380
Minnesota Intermediate Tax Free Fund	21,838	37,478
Minnesota Tax Free Fund	40,720	55,884
Missouri Tax Free Fund	27,325	43,948
Nebraska Tax Free Fund	8,092	5,822
Ohio Tax Free Fund	7,642	7,293
Oregon Intermediate Tax Free Fund	17,961	22,990
Short Tax Free Fund	159,162	125,764
Tax Free Fund	107,506	152,274

The aggregate gross unrealized appreciation and depreciation for securities held by the Funds and the total cost of securities for federal income tax purposes at September 30, 2004, were as follows (000):

Fund	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net	Federal Income Tax Cost
Arizona Tax Free Fund	$1,738	$-	$1,738	$18,128
California Intermediate Tax Free Fund	3,085	(13)	3,072	46,692
California Tax Free Fund	1,901	(1)	1,900	24,635
Colorado Intermediate Tax Free Fund	3,902	-	3,902	47,157
Colorado Tax Free Fund	2,386	(8)	2,378	21,136
Intermediate Tax Free Fund	48,206	(443)	47,763	618,945
Minnesota Intermediate Tax Free Fund	14,769	(269)	14,500	236,635
Minnesota Tax Free Fund	9,348	(114)	9,234	159,547
Missouri Tax Free Fund	10,775	(8)	10,767	166,509
Nebraska Tax Free Fund	1,893	(8)	1,885	34,490
Ohio Tax Free Fund	1,648	(9)	1,639	38,391
Oregon Intermediate Tax Free Fund	8,466	(38)	8,428	138,545
Short Tax Free Fund	6,431	(261)	6,170	420,081
Tax Free Fund	30,700	(245)	30,455	424,056

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

6 >  Payments made by Affiliates

In October 2002, an ineligible security was purchased in the Tax Free Fund. A loss occurred as a result of bringing the Tax Free Fund back into compliance. USBAM fully reimbursed the Tax Free Fund for the loss on this transaction. The amount of the loss and resulting reimbursement was $52,643, or $0.001 per share based upon the shares outstanding as of September 30, 2003, and had no impact on reported total return. In January 2003, an ineligible security was purchased in the Missouri Tax Free Fund. No loss was incurred as a result of bringing the Missouri Tax Free Fund back into compliance; however, USBAM reimbursed Missouri Tax Free Fund for the amount of the commission. The amount of the reimbursement was $750 or $0.000 per share based upon the shares outstanding as of September 30, 2003, and had no impact on reported total return.

7 >  Concentration of Credit Risk

The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers in specific states. Although these Funds monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. Additionally, each state has various guidelines relating to the tax treatment of the income distributed from each Fund.

The ratings of long-term securities as a percentage of the total value of investments at September 30, 2004, were as follows (unaudited):

Standard & Poor's/ Moody's Ratings:	Arizona Tax Free Fund	California Intermediate Tax Free Fund	California Tax Free Fund	Colorado Intermediate Tax Free Fund
AAA/Aaa	51.3%	45.9%	52.4%	59.1%
AA/Aa	16.1	10.0	12.9	16.1
A/A	9.0	25.2	17.8	3.3
BBB/Baa	15.2	14.1	13.2	11.2
NR	8.4	4.8	3.7	10.3
	100%	100%	100%	100%

Standard & Poor's/ Moody's Ratings:	Colorado Tax Free Fund	Intermediate Tax Free Fund	Minnesota Intermediate Tax Free Fund	Minnesota Tax Free Fund	Missouri Tax Free Fund
AAA/Aaa	60.7%	60.2%	54.5%	40.3%	51.2%
AA/Aa	12.8	14.3	22.5	18.0	41.3
A/A	11.1	13.1	9.0	19.0	2.1
BBB/Baa	12.3	8.4	6.1	7.4	2.7
NR	3.1	4.0	7.9	15.3	2.7
	100%	100%	100%	100%	100%
Standard & Poor's/ Moody's Ratings:	Nebraska Tax Free Fund	Ohio Tax Free Fund	Oregon Intermediate Tax Free Fund	Short Tax Free Fund	Tax Free Fund
AAA/Aaa	39.8%	52.4%	58.0%	42.8%	43.5%
AA/Aa	42.9	36.1	33.2	24.7	10.7
A/A	10.0	9.3	3.1	17.8	19.9
BBB/Baa	-	-	2.8	8.9	14.9
B	-	-	-	-	0.1
NR	7.3	2.2	2.9	5.8	10.9
	100%	100%	100%	100%	100%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their highest rating.

FIRST AMERICAN FUNDS Annual Report 2004

8 >  Common Trust Fund Conversions

On October 25, 2002, the Intermediate Tax Free Fund acquired substantially all of the assets of the Total Return Tax Exempt Bond Common Trust Fund (sponsored by U.S. Bank) in exchange for Class Y shares of the Intermediate Tax Free Fund. On November 22, 2002, the Missouri Tax Free Fund acquired substantially all of the assets of the Common Fund M (Joplin) Common Trust Fund (sponsored by U.S. Bank) in exchange for Class Y shares of the Missouri Tax Free Fund. In addition, the First American Short Tax Free Fund shell portfolio acquired substantially all of the assets of the Intermediate Tax Exempt Bond Common Trust Fund (sponsored by U.S. Bank) in exchange for Class Y of the Short Tax Free Fund. The following table illustrates the specifics of the common trust fund conversions of certain Funds included in this annual report (000):

Acquired Fund	Acquiring Fund	Acquired Funds' Net Assets		Shares Issued to Shareholders of Acquired Fund	Acquiring Fund Net Assets	Combined Net Assets	Tax Status of Transfer
Total Return Tax Exempt Bond	Intermediate Tax Free
Common Trust Fund	Fund – Class Y	$213,002	(2)	19,435	$516,336	$729,338	Non-taxable
Common Fund M (Joplin)	Missouri Tax Free
Common Trust Fund	Fund – Class Y	32,466	(3)	2,697	164,002	196,468	Non-taxable
Intermediate Tax Exempt Bond	Short Tax Free
Common Trust Fund	Fund – Class Y (1)	314,140		31,414	-	314,140	Non-taxable

(1)  Shell portfolio.

(2)  Includes unrealized appreciation of $18,817.

(3)  Includes unrealized appreciation of $1,187.

9 >  Indemnifications

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS  September 30, 2004 (unaudited)

TAX INFORMATION

The information set forth below is for each Fund's fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2005 on Form 1099. Please consult your tax advisor for proper treatment of this information.

Dear First American Shareholders:

For the fiscal year ended September 30, 2004, each Fund has designated long term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the year as follows:

Fund	Long Term Capital Gains Distributions (Tax Basis)	Tax Exempt Interest	Ordinary Income Distributions (Tax Basis)	Return of Capital	Total Distributions (Tax Basis) (a)
Arizona Tax Free Fund	6%	90%	4%	-%	100%
California Intermediate Tax Free Fund	3	93	4	-	100
California Tax Free Fund	16	84	-	-	100
Colorado Intermediate Tax Free Fund	-	100	-	-	100
Colorado Tax Free Fund	15	84	1	-	100
Intermediate Tax Free Fund	3	97	-	-	100
Minnesota Intermediate Tax Free Fund	4	95	1	-	100
Minnesota Tax Free Fund	15	84	1	-	100
Missouri Tax Free Fund	7	93	-	-	100
Nebraska Tax Free Fund	6	92	2	-	100
Ohio Tax Free Fund	10	80	10	-	100
Oregon Intermediate Tax Free Fund	16	82	2	-	100
Short Tax Free Fund	17	82	1	-	100
Tax Free Fund	18	81	1	-	100

(a) None of the distributions made by these Funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

How to Obtain a Copy of the Funds' Proxy Voting Policies and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Holdings Information

Beginning with the quarter ending December 31, 2004, each Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Funds' Forms N-Q will be available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the Funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

FIRST AMERICAN FUNDS Annual Report 2004

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director †
Benjamin R. Field III, P.O. Box 1329, Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF, since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Mickey P. Foret, P.O. Box 1329, Minneapolis, MN 55440-1329 (1945)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Consultant to Northwest Airlines, Inc. since 2002; Executive Vice President and Chief Financial Officer, Northwest Airlines, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	ADC Telecommunications, Inc. Champion Airlines, Inc. MAIR Holdings Inc. (a regional airlines holding company) URS Corporation (an engineering firm)

Roger A. Gibson, P.O. Box 1329, Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Retired; Vice President, Cargo-United Airlines, from July 2001 through July 2004; Vice President, North America - Mountain Region for United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Victoria J. Herget, P.O. Box 1329, Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski, P.O. Box 1329, Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Richard K. Riederer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS  September 30, 2004 (unaudited)

Independent Directors - continued

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director †
Joseph D. Strauss, P.O. Box 1329, Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Owner, Chairman and Chief Executive Officer, Excensus(TM), LLC, a consulting firm, since 2001; owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; attorney at law.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Virginia L. Stringer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF's Board since September 1997; Director of FAIF since August 1987	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

James M. Wade, P.O. Box 1329, Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

†  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS Annual Report 2004

Officers

Position(s) Name, Address, and Year of Birth	Term of Office Held with Fund	and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr., U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of the Advisor since May 2001; prior thereto, Chief Executive Officer of First American Asset Management since December 2000 and of Firstar Investment & Research Management Company ("FIRMCO") since February 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1998, Senior Airline Equity Analyst and a Director in the Equity Research Department of Credit Suisse First Boston.

Mark S. Jordahl, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1960)*	Vice President– Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001	Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management - Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1956)*	Vice President– Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of U.S. Bancorp Asset Management, Inc. since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Joseph M. Ulrey III, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1958)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2003	Chief Financial Officer since September 2004 and Senior Managing Director, Fund Treasury, since December 2003 and Senior Managing Director, Risk Management and Quantitative Analysis, since May 2001, U.S. Bancorp Asset Management, Inc. ("USBAM"); from May 2001 through December 2001, Senior Managing Director, Securities Lending and Money Market Funds, USBAM; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management.

Douglas A. Paul, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1947)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since June 2004	Chief Compliance Officer of U.S. Bancorp Asset Management, Inc. since June 2004; prior thereto, Partner, Kirkpatrick & Lockhart LLP since March 2000; prior thereto, Director of Compliance, Associate General Counsel, Vice President, American Century Investments.

Kathleen L. Prudhomme, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1953)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 1998	Deputy General Counsel, U.S. Bancorp Asset Management, Inc. since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1951)	Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF from September 1998 through June 2002. Secretary of FAIF since June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Michael J. Radmer, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1945)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since March 2000; Secretary of FAIF from September 1999 through March 2000	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James R. Arnold, 615 E. Michigan Street, Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; Senior Administration Services Manager, UMB Fund Services, Inc. through March 2002.

Douglas G. Hess, 615 E. Michigan Street, Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC.

*  Messrs. Schreier, Jordahl, Wilson, Ulrey, Paul and Ms. Prudhomme are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and co-administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as co-administrator for FAIF.

FIRST AMERICAN FUNDS Annual Report 2004

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Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.

Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.

Senior Financial Advisor to, and formerly Senior Vice President, Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

Mickey Foret

Director of First American Investment Funds, Inc.

Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.

Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Investment Funds, Inc.

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Investment Funds, Inc.

Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.

Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio.  The views expressed in this report reflect those of the portfolio managers only through the period ended September 30, 2004.  The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the Funds.  Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

CO-ADMINISTRATORS

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota 55101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

220 South Sixth Street

Suite 1400

Minneapolis, Minnesota 55402

COUNSEL

Dorsey & Whitney LLP

50 South Sixth Street

Suite 1500

Minneapolis, Minnesota 55402

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0388-04     11/2004     AR-TAXFREEINCOME

Item 2—Code of Ethics - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

Response: The registrant has adopted a code of ethics (designated as the “Code of Ethical Conduct”) that applies to its principal executive officer and principal financial officer.  The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert - Did the registrant’s board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is “independent,” (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

Response: The registrant’s Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

Item 4—Principal Accountant Fees and Services – Only disclosed annually.

(a)          Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Response: Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $391,795 in the fiscal year ended September 30, 2004 and $312,163 in the fiscal year ended September 30, 2003, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form NCSR.

(b)         Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: Ernst & Young LLP (“E&Y”) billed the registrant audit-related fees totaling $36,134 in the fiscal year ended September 30, 2004 and $0 in the fiscal year ended September 30, 2003, for professional services associated with                        .

(c)          Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: E&Y billed the registrant fees of $115,034 in the fiscal year ended September 30, 2004 and $129,482 in the fiscal year ended September 30, 2003 for tax services, including tax compliance, tax advice and tax planning.  Tax compliance, tax advice and tax planning services primarily relate to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)         All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: There were no fees billed by E&Y for other services to the registrant during the fiscal years ended September 30, 2003 and 2004.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation
S-X.

Response: Set forth below are the audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence.  This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations.  In this regard, the Audit Committee should:

•                                          Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                                          Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                                          Meet quarterly with the partner of the independent audit firm

•                                          Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Audit Committee of the First American Funds (“Committee”) will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Funds.  At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the Funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Audit Committee review and pre-approval responsibilities, the review by the Audit Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                                          Annual Fund financial statement audits

•                                          Seed audits (related to new product filings, as required)

•                                          SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Accounting consultations

•                                          Fund merger support services

•                                          Other accounting related matters

•                                          Agreed Upon Procedure Reports

•                                          Attestation Reports

•                                          Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Tax compliance services related to the filing or amendment of the following:

•              Federal, state and local income tax compliance, and

•              Sales and use tax compliance

•                                          Timely RIC qualification reviews

•                                          Tax distribution analysis and planning

•                                          Tax authority examination services

•                                          Tax appeals support services

•                                          Accounting methods studies

•                                          Fund merger support services

•                                          Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services.  Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee.  The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                                          Management functions

•                                          Accounting and bookkeeping services

•                                          Internal audit services

•                                          Financial information systems design and implementation

•                                          Valuation services supporting the financial statements

•                                          Actuarial services supporting the financial statements

•                                          Executive recruitment

•                                          Expert services (e.g., litigation support)

•                                          Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Audit Committee of the First American Funds is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds.  The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Funds.

Although the Audit Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management and affiliated service providers, the Audit Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Response: All of the services described in paragraphs (b) through (d) of Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Response: All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)         Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Response: The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $181,918 in the fiscal year ended September 30, 2004 and $261,682 in the fiscal year ended September 30, 2003, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h)         Disclose whether the registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Response: The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Response: Not applicable.  Registrant is not a listed issuer.

Item 6—Schedule of Investments (applicable for periods ending on or after July 9, 2004) – File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Response: The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

Response: Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Companies.

(a)          If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1)          State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment advisor of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”).  Also state each Portfolio Manager’s business experience during the past 5 years.

(2)          If a Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item is primarily responsible for the day-to-day management of the portfolio of any other account, provided the following information:

(i)             The Portfolio Manager’s name;

(ii) The number of other accounts managed within each of the following categories and the total assets in the account managed within each category:

(A)        Registered investment companies;

(B)          Other pooled investment vehicles; and

(C)          Other accounts.

(iii) For each of the categories in paragraph (a) (2) (ii) of this Item, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account; and

(iv) A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the registrant’s investments, on the one hand, and the investments of the other accounts included in response to paragraph (a) (2) (ii) of this Item, on the other.  This description would include, for example, material conflicts between the investment strategy of the registrant and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager.

(3)          Described the structure of, and the method used to determine, the compensation of each Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item.  For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which the type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on the registrant’s pre- or aftertax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the registrant’s portfolio.  For example, if compensaton is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

(4)          For each Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item, state the dollar range of equity securities in the registrant beneficially owned by the Portfolio Manager using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

(b) If the registrant is a closed-end management investment company that is filing a report on this Form N-CSR other than an annual report, disclose any change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a) (1) of this Item in the registrant’s most recent annual report on Form N-CSR.  In addition, for any newly identified Portfolio Manager, provided the information required by paragraph (a) (1) of this Item as the date of filing of the report and the information required by paragraphs (a) (2), (a) (3), and (a) (4) of this Item as of the most recent practicable date.

Response:  Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)          If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Registrant Purchases of Equity Securities

Period (identify beginning and ending dates for each Month)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1
Month #2
Month #3
Month #4
Month #5
Month #6
Month #7
Total

(b)         The table shall include the following information for each class of securities for each month included in the period covered by the report:

(1)          The total number of shares (or units) purchased (column (a));

(2)          The average price paid per share (or unit) (column (b));

(3)          The number of shares (or units) purchased as part of publicly announced repurchase plans or programs (column (c)); and

(4)          The maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs (column (d)).

Response: Not applicable

Item 10—Submission of Matters to a Vote of Security Holders – Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Response: There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.

Item 11—Controls and Procedures

(a)          Disclose the conclusions of the registrant’s principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

Response: The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)         Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Response: There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

11(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

Response: This code of ethics is offered to shareholders upon request without charge.

11(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

Response: Attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Investment Funds, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: December 9, 2004

By:
/s/ Charles D. Gariboldi
Charles D. Gariboldi
Treasurer

Date: December 9, 2004